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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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Universal American Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To our shareholders:

        We cordially invite you to attend the annual meeting of shareholders of Universal American Corp. to be held on Tuesday, June 3, 2008, at 9:30 a.m., local time, at The Penn Club, 30 West 44th Street, New York, New York 10036.

        At the annual meeting, you will be asked to elect 13 persons to our board of directors to serve until the next annual election of directors or until their successors are elected and qualified, to consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for the 2008 fiscal year, and to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

        The board of directors unanimously recommends that shareholders vote FOR the election of the 13 directors nominated by us to our board of directors and FOR ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2008 fiscal year.

        Your vote is very important, regardless of the number of shares you own. Only shareholders who owned shares of voting stock at the close of business on May 1, 2008 will be entitled to vote at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, sign, date and return your proxy card in the enclosed envelope, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as describe in the instructions included with your proxy card. If you hold your shares in "street name," you should instruct your broker how to vote in accordance with your voting instruction form.

        This proxy statement provides specific information concerning the annual meeting. We encourage you to read this entire document carefully before voting. We also encourage you to read our entire annual report on Form 10-K for the year ended December 31, 2007 carefully before voting. You should carefully consider the matters discussed under the heading "Risk Factors" beginning on page 32 of our annual report on Form 10-K before voting.

        Our common stock is traded on the New York Stock Exchange under the symbol "UAM."

        On behalf of our board of directors, I thank you for your support and appreciate your consideration of these matters.

Sincerely, Richard A. Barasch Chairman, President and Chief Executive Officer

        Neither the Securities and Exchange Commission nor any state securities commission has passed on the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

        We may amend or supplement this proxy statement from time to time by filing amendments or supplements as required.

        This proxy statement is dated April 29, 2008, and is first being mailed to Universal American's shareholders on or about May 1, 2008.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, JUNE 3, 2008

TO THE SHAREHOLDERS:

        You are cordially invited to attend the annual meeting of shareholders of Universal American Corp., or "Universal American," on Tuesday, June 3, 2008, at 9:30 a.m., local time, at The Penn Club, 30 West 44th Street, New York, New York 10036, for the following purposes:

  1.
  To elect 13 persons to our board of directors to serve until the next annual election of directors or until their successors are elected and qualified.

  2.
  To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2008 fiscal year.

  3.
  To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

        The board of directors unanimously recommends that shareholders vote FOR the election of the 13 directors nominated by us to our board of directors and FOR ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2008 fiscal year.

        Only Universal American's shareholders of record at the close of business on May 1, 2008 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the annual meeting. Please be advised that our shareholders may consider and act upon other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting. A complete list of Universal American's shareholders of record entitled to vote at the annual meeting will be available for inspection at the annual meeting.

        Your vote is very important, regardless of the number of shares you own. Please submit your proxy as soon as possible to make sure that your shares are represented at the annual meeting.

        For your shares to be voted, you may complete, sign, date and return the enclosed proxy card or you may submit your proxy by telephone or over the internet. If you are a holder of record, you may also cast your vote in person at the annual meeting. If you hold your shares in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

By Order of the Board of Directors, Mitchell J. Stier Senior Vice President, General Counsel and Secretary April 29, 2008

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        This proxy statement incorporates important business and financial information about us from other documents that are not included in or delivered with this proxy statement. The Securities and Exchange Commission, known as the SEC, maintains a website that contains annual, quarterly and current reports, proxy and information statements and other information regarding registrants, like us, that file reports with the SEC electronically. The SEC's website address is http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's public reference room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. The information we file with the SEC and other information about us is also available on our website at http://www.uafc.com at the link entitled Investor Relations. However, the information on our website is not a part of, nor incorporated by reference into, this proxy statement. For your convenience, we are mailing, in connection with this proxy statement, a copy of our Form 10-K for the fiscal year ended December 31, 2007 as previously filed with the SEC. For a listing of the documents incorporated herein by reference, please see "Incorporation of Certain Documents by Reference."

        You can also obtain those documents incorporated by reference in this proxy statement without charge by contacting us at:

Universal American Corp.
Six International Drive, Suite 190
Rye Brook, New York 10573
(914) 934-5200
Attention: Legal Department

        In order to ensure timely delivery of requested documents, you should make any request at least five business days prior to the date on which you plan to make an investment decision and, in any event, no later than May 27, 2008, which is five business days prior to the annual meeting.

        Universal American shareholders who have questions about the annual meeting or any other matter described in this proxy statement should contact:

Universal American Corp.
Six International Drive, Suite 190, Rye Brook, New York 10573
(914) 934-5200
Attention: Robert A. Waegelein

        Universal American shareholders who need assistance in voting their shares or need a copy of this proxy statement should contact:

Universal American Corp.
Six International Drive, Suite 190, Rye Brook, New York 10573
(914) 934-5200
Attention: Legal Department

        Unless the context otherwise requires, references in this proxy statement to Universal American, our, we or us means Universal American Corp., together with our subsidiaries.

TABLE OF CONTENTS

Questions and Answers About the Annual Meeting and Voting	1
Special Note Regarding Forward-Looking Statements	7
The Annual Meeting	9
Proposal No. 1. Election of Board of Directors	9
Director Compensation	20
Executive Compensation	29
Certain Relationships and Related Transactions	47
Proposal No. 2. Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm	54
Market Price and Dividend Information	56
Security Ownership of Certain Beneficial Owners, Directors and Executive Officers of Universal American	58
Future Shareholder Proposals	62
Other Matters	63
Incorporation of Certain Documents by Reference	63
Annex A Code of Business Conduct and Ethics	A-1
Annex B Corporate Governance Guidelines	B-1
Annex C Charter of the Audit Committee of the Board of Directors	C-1
Annex D Charter of the Compensation Committee of the Board of Directors	D-1
Annex E Charter of the Nominating and Governance Committee of the Board of Directors	E-1

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

General Information

        We are furnishing his proxy statement in connection with the solicitation of proxies by Universal American Corp. on behalf of its board of directors for use at our annual meeting of shareholders to be held on Tuesday, June 3, 2008, at 9:30 a.m., local time, at The Penn Club, 30 West 44th Street, New York, New York 10036, and at any postponements or adjournments thereof. The notice of annual meeting, this proxy statement and the accompanying proxy card are first being mailed on or about May 1, 2008 to shareholders of record at the close of business on May 1, 2008.

What is the purpose of the annual meeting?

        At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting, consisting of the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. In addition, our management will report on our performance during fiscal year 2007.

Who may attend the annual meeting?

        All shareholders are invited to attend the annual meeting. However, only shareholders of record at the close of business on May 1, 2008, or their duly appointed proxies, may vote at the annual meeting. If you hold your shares in "street name"—that is, through a brokerage firm, bank, or other nominee—you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. In all cases, you must bring a form of personal identification.

Who is entitled to vote?

        Only shareholders who were record holders of our common stock or series B preferred stock at the close of business on the record date, May 1, 2008, are entitled to vote at the annual meeting or any postponements or adjournments thereof. Each record holder of our common stock on the record date of the annual meeting is entitled to one vote for each share of common stock owned by such person at such time. Each record holder of our series B preferred stock on the record date of the annual meeting is entitled to a number of votes equal to the number of votes which the shares of common stock issuable upon conversion of the person's shares of series B preferred stock would have been entitled if those shares of common stock had been outstanding at such time. Our common stock and series B preferred stock vote together as a single class. As of the record date, each share of series B preferred stock was entitled to 100 votes per share.

        Although we encourage you to complete and return the proxy card or to vote by telephone or via the Internet to ensure that your vote is counted, you may attend the annual meeting and vote your shares in person.

What constitutes a quorum?

        The presence at the annual meeting of shares representing a majority of our outstanding voting stock, represented either in person or by proxy, will constitute a quorum for the transaction of business. As of the date of this proxy statement, we had 70,857,478 shares of common stock outstanding net of 2,215,472 shares held in treasury as of April 23, 2008, each of which was entitled to 1 vote per share, and 135,895 shares of series B preferred stock outstanding, each of which was entitled to 100 votes per share. We will count abstentions and broker non-votes as present for purposes of determining whether a quorum exists at the annual meeting.

What vote is required to approve each item?

        Proposal No. 1—Election of 13 Directors.    The 13 nominees who receive the greatest number of votes cast at the annual meeting, by the holders of our common stock and series B preferred stock, voting together as a single class, whether in person or by proxy, called a "plurality," will be elected as directors. In addition, four of our equity investors have to right to designate an aggregate of six of our 13 directors. These equity investors and Richard A. Barasch, our chairman and chief executive officer, have agreed to vote their shares, which constitute a majority of the votes, for these six designees and Mr. Barasch as directors, and therefore the election of these seven members of the board is assured.

        Proposal No. 2—Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm.    The affirmative vote "FOR" by a majority of the votes cast at the annual meeting, either in person or by proxy, by the holders of our common stock and series B preferred stock, voting together as a single class, is required to approve this proposal.

        Abstentions and Broker Non-Votes.    We will not count abstentions and broker non-votes for purposes of calculating a plurality, and they will have no effect on the outcome of either proposal to be considered at the annual meeting.

What rights do I have to dissent from any proposal set forth in this proxy statement?

        Under New York law, shareholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

How do I vote?

        You may vote in the following ways:

            (a)    In person:    We will distribute written ballots to anyone who is eligible to vote and who wants to vote in person at the annual meeting. However, if you hold your shares in street name, you must request a proxy card from your broker in order to vote at the annual meeting. Holding shares in "street name" means that you hold them through a brokerage firm, bank or other nominee and, therefore, the shares are not held in your individual name in the records maintained by our transfer agent, American Stock Transfer & Trust Company, known as AST, but instead are held in the name of your brokerage firm, bank, or other nominee on AST's records.

            (b)    By mail:    Please complete and sign your proxy card and return it to us by mail in the enclosed pre-addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If an additional proposal comes up for a vote at the annual meeting that is not on the proxy card, your shares will be voted in the best judgment of our authorized proxies, Richard A. Barasch and Robert A. Waegelein.

        If you do not mark your voting instructions on the proxy card, your shares will be voted as follows:

  •
  FOR the election of the 13 nominated directors;

  •
  FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2007 fiscal year;

            (c)    By telephone:    Call the toll-free telephone number on your proxy card to vote by telephone. You must have a touch-tone telephone to use this option. You will need to follow the instructions on your proxy card and the voice prompts.

            (d)    Via the internet:    Go to the website listed on your proxy card to vote via the internet. You will need to follow the instructions on your proxy card and on the website.

        Telephone and Internet voting options are available 24 hours a day, seven days a week. When prompted, you will need to enter the control number shown on your proxy card. You will then be able to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone or via the internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. The telephone and internet voting procedures, including the use of control numbers found on the proxy cards, are designed to authenticate shareholders' identities, to allow shareholders to vote their shares of common stock and to confirm that their instructions have been properly recorded. If you vote by telephone or via the internet, you do not need to return your proxy card. If you hold your shares in street name, you may vote by telephone or via the internet if your broker or nominee makes these methods available, in which case the broker or nominee will enclose the instructions with this proxy statement.

What if I am a beneficial owner rather than a holder of record?

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the annual meeting, but you must obtain a legal proxy from the holder of record of your shares in order to vote in person at the annual meeting.

If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?

        If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is "routine." Both of the matters on which you have been asked to vote are routine. Under the rules that govern brokers who have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the election of directors and ratification of the appointment of independent registered public accounting firm, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on "non-routine" matters without such voting instructions. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

How do I vote if I am a participant in your company stock plan?

        Shares of our common stock held by our employees who participate in the Universal American Corp. 401(k) Savings Plan are held of record and are voted by the trustees of the Plan. As a participant in our 401(k) Savings Plan, you may instruct the plan trustees as how to vote the shares allocated to your account by voting by proxy. The trustees of our 401(k) Savings Plan will vote shares as to which they have not received direction in accordance with the terms of the Plan.

Can I change my vote after I return my proxy?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing a notice of revocation or an executed proxy card bearing a later date with our Secretary at our principal executive offices at Six International Drive, Suite 190, Rye Brook, New

York 10573. You may also change or revoke your proxy by telephone or via the Internet at any time before the annual meeting in accordance with the instructions on the enclosed proxy card. You may also revoke your proxy if you attend the annual meeting in person and give notice of your intention to vote at the annual meeting. Attendance at the annual meeting will not by itself revoke a previously granted proxy.

Who pays for this proxy solicitation?

        We do. We do not intend to solicit proxies other than by use of the mail, but some of our employees may contact you by telephone, mail, or otherwise to obtain proxies. None of these employees will receive any extra compensation for doing this.

NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

        We have adopted a procedure approved by the SEC called "householding", which will reduce our printing and mailing costs. Under this procedure, we will deliver a single annual report, proxy statement, proxy statement combined with a prospectus or any information statement to any household at which two or more shareholders reside who share the same last name or whom we believe to be members of the same family.

        We encourage your participation in the householding program. It will reduce the volume of duplicate information received at your household as well as the cost to us of preparing and mailing duplicate materials. As an alternative to householding, you may wish to receive documents electronically. Instructions for consenting to electronic delivery are described below.

What do I need to do to participate in householding?

        You do not need to do anything. If you share the same last name and address with one or more other shareholders, from now on, unless we receive contrary instructions from you or from one of these other shareholders, you and all other shareholders who have your last name and live at the same home address will receive only one copy of any of our annual report, proxy statement for our annual meeting of shareholders, proxy statement we file and deliver in connection with any other meeting of shareholders, proxy statement combined with a prospectus or information statement.

Will I still receive my own proxy card?

        Yes. We will include with the householded materials for our annual meetings, or any other shareholders' meeting, a separate proxy card and notice of shareholders' meeting for each registered shareholder who shares your last name and lives at your home address.

What do I need to do if I want to continue to receive my own set of proxy materials?

        If you object to the householding procedures and want to continue to receive your own separate set of documents, or if you participate in householding but wish in the future to receive individual copies of these documents for any reason, we will deliver a separate copy of these documents to you promptly upon your written or oral request. You should direct any requests to receive individual documents to our Secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, telephone (800) 332-3377. If you wish to request householding if members of your household are receiving multiple copies of these documents, you should write or call our Secretary at the same address or phone number listed above.

What if I don't object to the householding procedures now, but change my mind later?

        You may opt out of householding at any time prior to 30 days before the mailing of proxy materials each year, which you can measure by reference to the date 30 days before the mailing date of the proxy statement for the prior year's annual meeting of shareholders. If you would like to opt out of householding for any other shareholders' meeting that might be scheduled during a given calendar year, we will issue a press release notifying shareholders of the actual deadline for opting out of householding prior to those meetings. If we do not hear from you by the deadlines described above, you will be deemed to have consented to the delivery of only one set of these documents to your household for future meetings.

        We intend to household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice. If you consent to electronic delivery, we will not be householding your documents, so you need not contact us to object to householding.

What happens when a member of my household changes his or her address?

        When there is an address change for one of the members of the household, any proxy materials will be sent directly to that shareholder at his or her new address.

Do the householding procedures apply if I hold my shares through a broker, bank or other nominee?

        We have been notified that some brokers and banks will household proxy materials. If your shares are held in "street name" by a broker, bank or other nominee, you may request information about householding from your bank, broker or other holder of record.

How can I receive my proxy statement electronically?

        As an alternative to receiving printed copies of proxy materials in future years, we offer shareholders the opportunity to receive proxy mailings electronically. By consenting to electronic delivery of future annual reports and proxy statement, you will help us reduce printing and postage costs.

        To be eligible for electronic delivery, you must have access to a computer and the Internet and expect to have access in the future. To take advantage of electronic delivery, please indicate your consent by following the instructions provided as you vote by Internet, or go to the website www.proxyvote.com and follow the prompts. Selecting this option means that you will no longer receive a printed copy of our annual report and proxy statement unless you request one. However, you will continue to receive your printed proxy card each year, which will contain information regarding the Internet website where you can view the annual report and proxy statement. If you consent to electronic delivery, you will be responsible for your usual telephone and Internet access charges in connection with the electronic delivery of the proxy materials and annual report. Your consent to electronic delivery will be effective until you revoke it. You may cancel your consent to electronic delivery at no cost to you at any time at the Internet site www.investordelivery.com or by writing to our Secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573.

SUMMARY

        This summary is qualified in its entirety by the more detailed information included elsewhere in this proxy statement. Because this is a summary, it may not contain all of the information that is material or important to you. You should read this entire proxy statement carefully, as well as our annual report on Form 10-K for the fiscal year ended December 31, 2007, with particular attention to the section entitled "Risk Factors," which is being mailed together with this proxy statement, as well as our other reports filed with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, before making a decision. See "Where You Can Find Additional Information" and "Incorporation of Certain Documents by Reference."

  UNIVERSAL AMERICAN CORP.
  Six International Drive, Suite 190
  Rye Brook, New York 10573
  Telephone Number: (914) 934-5200

        Through our family of companies, we offer a broad array of health insurance and managed care products and services, primarily to the growing senior population. Our principal health insurance products for the senior market are Medicare Advantage, insured stand-alone prescription drug benefit plans pursuant to Medicare Part D, and Medicare supplement. We also provide administrative services for senior market insurance and non-insurance programs to both affiliated and unaffiliated insurance companies, and pharmacy benefit management, or PBM, services to seventeen state pharmacy assistance programs, or SPAPs, and offer PBM services and drug discount card programs through a number of group contracts.

        Collectively, our insurance subsidiaries are licensed or otherwise authorized to sell health insurance, life insurance and annuities in all 50 states, the District of Columbia and Puerto Rico, as well as some U.S. territories. Our managed care subsidiary operates Medicare Advantage coordinated care plans in Texas, Wisconsin and Oklahoma and private fee-for-service plans in 47 states.

Recommendation of our Board of Directors

        The board of directors unanimously recommends that shareholders vote FOR the election of the 13 directors nominated by us to our board of directors and FOR ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2008 fiscal year.

Certain Relationships and Related Transactions (Page 47)

        In September 2007, we entered into a stockholders' agreement with our chairman and chief executive officer, Richard Barasch, and equity investors and parties that received consideration under the merger agreement pursuant to which we acquired MemberHealth, Inc. The equity investors and parties that received consideration under the merger agreement that are party to the stockholders' agreement consist of Lee-Universal Holdings, LLC, an investment fund, two investment funds, a company and several individuals that are affiliates of Welsh, Carson, Anderson & Stowe, known as WCAS, three investment funds that are affiliates of Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., which we refer to collectively with their affiliates as Capital Z, four investment funds that are affiliates of Perry Corp, and Charles E. Hallberg, who was chief executive officer of MemberHealth, Inc., and is now employed by us and serves on our board of directors. Upon the execution of the stockholders' agreement, our board of directors increased its size from nine to 13 directors. Our board is comprised of two directors, Eric Leathers and Robert Spass, designated by Capital Z, two directors, Sean Traynor and Mr. Hallberg, designated by the WCAS affiliates, one director, Mark Gormley, designated by Lee-Universal, one director, Matthew Etheridge, designated by Perry, one director who is required to be our then current chief executive officer, and six additional directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the New York Stock Exchange. Please see the section entitled "Election of Board of Directors" for more information.

RISK FACTORS

        You should carefully consider each of the risks set forth in Item 1A—Risk Factors of our annual report on Form 10-K for the year ended Decmeber 31, 2007 filed with the Securities and Exchange Commission on March 17, 2008, which we incorporate by reference into this proxy statement, and which we are providing to you with this proxy statement. These risks and other factors may affect forward-looking statements, including those contained in this proxy statement or made by us elsewhere, such as in our annual report on Form 10-K, press releases, investor calls or conference presentations. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial may also adversely affect our business. Please also read the following section entitled "Special Note Regarding Forward Looking Statements."

        If any of the these risks or uncertainties develops into actual events, this could significantly and adversely affect our business, prospects, financial condition and operating results. In that case, the trading price of our common stock could decline materially.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement includes or incorporates by reference statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as "forward-looking statements." We use the term forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements in this proxy statement or made by us elsewhere to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe harbor provisions. We have based these forward-looking statements on our current expectations and projections about future events, trends, uncertainties, and other factors that could cause, among other statements, our actual results and financial position to differ materially from those contemplated by the statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, such as, among other things, the information discussed below. If any of the following risks or uncertainties develops into actual events, it could significantly and adversely affect our business, prospects, financial condition or operating results. The risks and uncertainties described below are not the only ones that we face. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial also may adversely affect our business. In making these statements, we are not undertaking to address or update each factor in future filings or communications regarding our business or results. Our business is highly complicated, regulated and competitive with many different factors affecting results.

        Forward-looking statements may relate to, among other things:

  •
  our future performance generally;

  •
  anticipated cost savings and synergies from the MemberHealth acquisition;

  •
  anticipated business development activities and future capital expenditures;

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  financing sources and availability, and future interest expense;

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  the effects of regulation and competition on the markets currently served by us; and

  •
  changes in accounting assumptions that regulatory agencies, such as the SEC, the Centers for Medicare and Medicaid Services and state insurance regulators, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings.

        Any or all of the forward-looking statements may turn out to be wrong, and actual results may differ materially from those expressed or implied by the forward-looking statements. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control, including those set forth in "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2007. You should consider the areas of risk and uncertainty described above in connection with any written or oral forward-looking statements that we or anyone acting for us may make after the date of this proxy statement. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THE ANNUAL MEETING

PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS

        Our board of directors, acting upon the unanimous recommendation of its Nominating and Governance Committee, has nominated the following 13 nominees for election as directors at the annual meeting:

  •
  Mr. Barry Averill,

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  Mr. Richard A. Barasch,

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  Ms. Sally W. Crawford,

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  Mr. Matthew W. Etheridge,

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  Mr. Mark K. Gormley,

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  Mr. Charles E. Hallberg,

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  Mr. Mark M. Harmeling,

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  Ms. Linda H. Lamel,

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  Mr. Eric W. Leathers,

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  Mr. Patrick J. McLaughlin,

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  Mr. Robert A. Spass,

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  Mr. Sean M. Traynor, and

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  Mr. Robert F. Wright.

All director nominees currently serve on our board of directors. The directors will hold office from election until the next annual meeting of shareholders, or until their successors are elected and qualified.

        Proxies cannot be voted for more than 13 persons. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, or if a stockholder that has the right to designate a nominee for our board of directors changes its designee, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present board of directors, the stockholder having the right to designate the nominee or the proxy holders to fill such vacancy or for the balance of those nominees named without nomination of a substitute.

        Under the terms of a stockholders' agreement we entered into in September 2007, our board of directors increased its size from nine to 13 directors and is comprised of two directors, Eric Leathers and Robert Spass, designated by Capital Z, two directors, Sean Traynor and Mr. Hallberg, designated by the WCAS affiliates, one director, Mark Gormley, designated by Lee-Universal, one director, Matthew Etheridge, designated by Perry, one director, Mr. Barasch, who is our chief executive officer, and six directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the New York Stock Exchange. In addition to these six independent directors, our board of directors has determined that Mr. Etheridge satisfies the criteria for independence.

Nominees for Director

Name	Age	Current Position with Company	Director of Company Since
Richard A. Barasch	54	Chairman of the Board, CEO and President	1988
Barry Averill	69	Director	2006
Sally W. Crawford	54	Director	2007
Matthew W. Etheridge	35	Director	2007
Mark K. Gormley	48	Director	2007
Charles E. Hallberg	56	CEO of MemberHealth, LLC	2007
Mark M. Harmeling	55	Director	1990
Linda H. Lamel	64	Director	2003
Eric W. Leathers	34	Director	2004
Patrick J. McLaughlin	50	Director	1995
Robert A. Spass	52	Director	1999
Sean M. Traynor	39	Director	2007
Robert F. Wright	82	Director	1998

        Biographical information concerning the director nominees is set forth below.

        Richard A. Barasch has served as a Director since July 1988, as Chairman of the Board since December 1997, as Chief Executive Officer since June 1995 and as President since April 1991. He has served as a director and the President of American Progressive Life and Health Insurance Company of New York since 1991, and he is Chairman of all of our subsidiaries. Mr. Barasch has held positions with our subsidiaries since their acquisition or organization.

        Barry W. Averill has served as a Director since March 2006. Since 2003, Mr. Averill has served as the President of Averill Management Enterprises, Inc., a consulting firm specializing in the managed healthcare industry. From 2000 to 2003, Mr. Averill served as President of Health Net of the Northeast, Inc. Prior to that, Mr. Averill worked at Humana, Inc. from 1991 to 2000, serving as its Regional Vice President beginning in 1998. Mr. Averill also was the President and CEO of Michael Reese Health Plan, Inc. from 1984 to 1991. Mr. Averill has served as the President and as a member of the boards of directors of many professional organizations within the managed care industry, including the Illinois HMO Association, Group Health Association of America, American College Health Association, and the Accreditation Association for Ambulatory Health Care. Mr. Averill serves on the board of directors of Socios Mayores en Salud.

        Sally W. Crawford has served on our Board since October 2007. Ms. Crawford was Chief Operating Officer of Healthsource, Inc., a publicly held managed care organization headquartered in New Hampshire, from April 1985 until January 1997. During her tenure at Healthsource, Inc., Ms. Crawford held a variety of positions and responsibilities, including leading that company's Northern Region operations and marketing efforts. Since January 1997, Ms. Crawford has been a health care consultant in New Hampshire. Ms. Crawford serves as a director of Hologic, Inc., Exact Sciences Corporation and CombinatoRx, Incorporated.

        Matthew W. Etheridge joined our Board in September 2007. He was formerly a Managing Partner of Perry Capital LLC, a private investment management firm, where he was co-head of the firm's healthcare group. Prior to joining Perry Capital in 2001, Mr. Etheridge was an investment analyst for Stanford Management Company, which manages Stanford University's endowment. Prior to joining Stanford Management in 1997, Mr. Etheridge was a consultant with McKinsey & Company.

        Mark K. Gormley joined our Board in September 2007. He is a Partner at Lee Equity Partners, LLC, a growth buyout investment firm recently founded by Thomas H. Lee. Prior to joining Lee Equity Partners, Mr. Gormley was a founding partner of Capital Z. Prior to joining Capital Z in

1998, Mr. Gormley was a Managing Director at Donaldson, Lufkin & Jenrette, Inc., known as DLJ, and was a leader of the firm's insurance and asset management investment banking group. Prior to joining DLJ in 1989, Mr. Gormley was a Vice President at Merrill Lynch & Co., Inc. where he was a founding member of the insurance and asset management investment banking group. Mr. Gormley serves as a director of NewStar Financial Inc. and Permanent General Assurance Corp. In addition, Mr. Gormley is a trustee of the Committee for Hispanic Families and Children.

        Charles E. Hallberg joined our Board in September 2007. Mr. Hallberg founded MemberHealth, Inc. in 1998 and is the president and chief executive officer of its successor company. Mr. Hallberg previously served as vice president of marketing and sales and a principal of Continental Managed Pharmacy, an integrated prescription benefit mail service pharmacy. He also founded Automated Scripts Net, a national pharmacy benefits management company. Prior to that, Mr. Hallberg served as executive vice president, administration, general counsel and secretary at General Computer Corporation, now MedE America Corporation, a WebMD company. Previously he served as corporate counsel for Revco D.S., Inc.

        Mark M. Harmeling has served as a Director since July 1990. He also served as a Director of our wholly-owned subsidiary American Progressive Life and Health Insurance Company of New York from 1992 to 1999. Mr. Harmeling is a Senior Managing Director at Colony Realty Partners, LLC. He was previously a Partner of TA Associates Realty, a pension fund advisory firm, from 2001 to 2004. Prior to joining TA Associates, Mr. Harmeling worked for several real estate companies, the longest tenure of which was as President of Bay State Realty Advisors.

        Linda H. Lamel has served as a Director since June 2003. She also serves as a director and member of the Audit Committee of our American Progressive subsidiary, since 2005. Ms. Lamel is an attorney and arbitrator in private practice and a professor at Brooklyn Law School. She was CEO of Claims Online, a technology company specializing in insurance claims processing, from 2000 to 2002. Previous to that, Ms. Lamel was Executive Director of the Risk and Insurance Management Society, an association of corporate insurance buyers from 1997 to 2000, Vice-President of TIAA-CREF responsible for its group insurance operation from 1988 to 1996, President of The College of Insurance from 1983 to 1988, and Deputy Superintendent of the Insurance Department of New York from 1977 to 1983. Ms. Lamel serves on the board of directors of AmCOMP Incorporated and the Boy Scouts of America, Greater New York Council.

        Eric W. Leathers has served as a Director since February 2004. He is a Partner of Capital Z, which owns 23.5% of our outstanding voting stock, and a Partner and Vice President of Union Square Partners Management, LLC, the successor firm of Capital Z Management, LLC. Union Square, an affiliate of Capital Z's successor fund, is the owner of approximately 4.9% of our voting stock, assuming that requisite clearances, approvals or waivers are obtained that would permit the exchange of the shares of series A preferred stock for shares of series B preferred stock. Prior to joining Capital Z in August 1998, Mr. Leathers was an investment banker with Donaldson, Lufkin & Jenrette, where he specialized in mergers and acquisitions, corporate financings, and private equity transactions within the insurance industry. Mr. Leathers serves on the board of directors of SBJ Group, Ltd.

        Patrick J. McLaughlin has served as a Director since January 1995. Mr. McLaughlin has been a Managing Director of Emerald Capital Group, Ltd., an asset management and consulting firm specializing in the insurance industry, since April 1993. Prior to that, he was an Executive Vice President and Chief Investment Officer of Life Partners Group, Inc., Managing Director of Conning & Company and Senior Vice President and Chief Investment Officer of ICH Corporation.

        Robert A. Spass has served as a Director since July 1999. Mr. Spass is the Chairman of the Board, Chief Executive Officer, a Partner and co-founder of Capital Z, which owns 23.5% of our voting stock, and Chairman of the Board, Chief Executive Officer, a Partner and co-founder of Union Square Partners Management, LLC, the successor firm of Capital Z Management, LLC. Union Square, an affiliate of Capital Z's successor fund, is the owner of approximately 4.9% of our voting stock, assuming that requisite clearances, approvals or waivers are obtained that would permit the exchange of the shares of series A preferred stock for shares of series B preferred stock. Prior to founding Capital Z in 1998, Mr. Spass was the Managing Partner and co-founder of Insurance Partners, L.P. from 1994 to 1998. Prior to the formation of Insurance Partners, L.P., Mr. Spass was President and CEO of International Insurance Advisors L.P. from 1990 to 1994. Prior to that, Mr. Spass was a Director of Investment Banking at Salomon Brothers from 1984 to 1990 and a Senior Manager for Peat Marwick Main & Co. from 1978 to 1984. Mr. Spass serves on the board of directors of Endurance Specialty Holdings, Ltd., and Lancashire Holdings Limited.

        Sean M. Traynor joined Welsh, Carson, Anderson & Stowe, known as WCAS, in 1999 and focuses on investments in the healthcare industry. Prior to joining WCAS, he worked in the healthcare and insurance investment banking groups at BT Alex. Brown. Previously, Mr. Traynor spent three years with Coopers & Lybrand. Mr. Traynor sits on the boards of Select Medical Corporation, Amerisafe, Inc., and several privately-held companies.

        Robert F. Wright has served as a Director since June 1998. Mr. Wright has been President of Robert F. Wright Associates, Inc. since 1988. Prior to that, Mr. Wright was a senior partner of the public accounting firm of Arthur Andersen LLP. Mr. Wright is a director of Delphi Financial Group Inc., Reliance Standard Life Insurance Company and its affiliates, GVA Williams and The Navigators Group, Inc.

Vote Required

        The 13 nominees who receive the greatest number of votes cast at the annual meeting by the holders of our common stock and series B preferred stock, voting together as a single class, either in person or by proxy, will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF
THE NOMINEES FOR DIRECTOR NAMED ABOVE

CORPORATE GOVERNANCE

Board of Directors

        Our board of directors oversees our business and affairs pursuant to the New York Business Corporation Law, our charter and our by-laws. Members of the board of directors keep informed of our business through discussions with the Chairman and Chief Executive Officer and with key members of management, by reviewing materials provided to them and by participating in board and committee meetings. We elect members of the board of directors annually.

        Regular attendance at board meetings is expected of each director. Our board held 15 meetings during 2007. No director attended fewer than 75% of the aggregate of the total number of meetings of the board held during the period for which he or she served as a director and the total number of meetings held by all committees of the board on which he or she served during the period that he or she served. Our board holds regularly scheduled executive sessions consisting only of independent directors. These executive sessions typically occur immediately following each regularly scheduled meeting of the board, or at any other time and place as the independent directors may determine. The non-management directors met in executive session at three of the seven in-person board meetings in 2007.

Director Independence

        The board of directors has determined that to be considered independent, a director may not have any direct or indirect material relationships with us. In making a determination of whether a material relationship exists, the board considers all relevant facts and circumstances, including but not limited to the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The board also reviewed the independence of our directors in accordance with the corporate governance standards for companies traded on the New York Stock Exchange set forth in Section 303A of the New York Stock Exchange Listed Company Manual.

        Consistent with these considerations, the board has reviewed all relationships between us and the members of the board, and has affirmatively determined that a majority of our Directors are independent within the meaning of the rules of New York Stock Exchange, based on the application of our independence standards. These independent directors are Mses. Crawford and Lamel and Messrs. Averill, Etheridge, Harmeling, McLaughlin and Wright.

        The board has determined that Mr. Barasch, our chief executive officer, is not an independent director.

        Our Audit Committee consists of Messrs. McLaughlin and Wright and Ms. Lamel. The board has determined that each of the directors serving on the Audit Committee satisfies the independence standards set forth in our Audit Committee charter and is "independent" within the meaning of the applicable rules of the New York Stock Exchange and the SEC.

        Our Compensation Committee consists of Ms. Lamel and Messrs. Averill and Etheridge. The board has determined that each of the directors serving on the Compensation Committee satisfies the independence standards set forth in our Compensation Committee charter and is "independent" within the meaning of the applicable rules of the New York Stock Exchange and the SEC.

        Our Nominating and Governance Committee consists of Ms. Crawford and Messrs. Harmeling and Wright. The board has determined that each of the directors serving on the Nominating and Governance Committee satisfies the independence standards set forth in our Nominating and Governance Committee charter and are "independent" within the meaning of the applicable rules of the New York Stock Exchange and the SEC.

Attendance at the Annual Meeting

        We encourage the members of the board to attend our annual meetings. All individuals who were then directors, other than Bertram Harnett, who had declined to stand for reelection, attended the 2007 annual meeting of shareholders.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees, and all subsidiaries and entities controlled by us. The board approved a new Code of Business Conduct and Ethics in connection with our move to the New York Stock Exchange, which became effective December 3, 2007. We also have adopted a Code of Ethics for Principal Executive and Senior Financial Officers that applies to our chief executive officer, chief financial officer and other principal financial officers designated by us, and approved by the board. Our Code of Business Conduct and Ethics is attached to this proxy statement as Annex A, is posted on our website at www.uafc.com at the link entitled Investor Relations, and is also available in print to any shareholder who requests a copy. We intend to disclose any substantive amendment or waivers to the codes.

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines that apply to our board of directors and our board committees. The board approved new Corporate Governance Guidelines in connection with our move to the New York Stock Exchange, which became effective December 3, 2007. The Corporate Governance Guidelines are attached to this proxy statement as Annex B, are posted on our website at

www.uafc.com at the link entitled Investor Relations, and are also available in print to any shareholder who requests a copy. We intend to disclose any substantive amendment or waivers to the codes.

        When our board meets in executive session, the presiding officer for the executive session rotates among the chairpersons of the three standing committees of the board that we are required to have under the Exchange Act and New York Stock Exchange rules, which are the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.

Shareholder and Other Interested Party Communications with the Board of Directors

        We make every effort to ensure that the views of shareholders and other interested parties are heard by the board or individual directors, as applicable. Shareholders and other interested parties may communicate with the board, any of its constituent committees or any member thereof by means of a letter addressed to the board, its constituent committees or individual directors.

        All interested party communications must

  •
  be sent to the chairperson of the Nominating and Governance Committee of our board of directors at our address, Six International Drive, Rye Brook, NY 10573,

  •
  be in writing,

  •
  be signed by the party sending the communication,

  •
  indicate whether the communication is intended for the entire board of directors, the Nominating and Governance Committee, any other committee of the board of directors or an individual director,

  •
  if the communication relates to a shareholder proposal or director nominee, identify the number of shares held by the shareholder, the length of time the shareholder has held the shares, and the shareholder's intention to hold or dispose of the shares, provided, however, that the board of directors and the Nominating and Governance Committee will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act, and

  •
  if the communication relates to a director nominee being recommended by a shareholder, must include the appropriate consent and biographical information of the candidate.

Please see "Future Shareholder Proposals" for further information.

        Upon receipt of an interested party communication that complies with the requirements identified above, the chairperson of the Nominating and Governance Committee of the board of directors will promptly deliver the communication to the appropriate board or committee member or members identified by the interested party as the intended recipient of the communication.

        The chairperson of the Nominating and Governance Committee of the board of directors may, in his or her sole discretion and acting in good faith, provide copies of any interested party communication to any one or more of our directors and executive officers, except that in processing any interested party communication addressed to the independent directors, the chairperson of the Nominating and Governance Committee of the board of directors may not copy any member of management in forwarding the communication to the independent directors.

Committees of the Board of Directors

        The board of directors had six standing committees in 2007: the Audit Committee, the Nominating and Governance Committee, the Compensation Committee, the Investment Committee, the Executive

Committee and the Special Committee. In October 2007 the board determined not to continue the Executive Committee and the Special Committee. The table below indicates the current membership of each board committee:

Name	Audit Committee	Nominating and Governance Committee	Compensation Committee	Investment Committee
Richard A. Barasch				X
Barry Averill			X
Sally W. Crawford		X
Matthew W. Etheridge			X	X
Mark K. Gormley	Observer
Charles E. Hallberg
Mark M. Harmeling		X
Linda H. Lamel	X		Chair
Eric W. Leathers				X
Patrick J. McLaughlin	X			Chair
Robert A. Spass		Observer
Sean M. Traynor			Observer
Robert F. Wright	Chair	Chair

        Under the shareholders agreement to which we are a party, the equity investors that are party to the agreement each have the right to designate one person to each of our committees, subject to applicable laws and regulations. In lieu of exercising that right, the equity investors have collectively named one director to serve as an observer on each committee. The table above also sets forth the named observers for each committee.

        The Audit Committee.    The Audit Committee held nine meetings during 2007. The Audit Committee's primary responsibilities are to oversee:

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  the quality and integrity of our financial statements,

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  the independence and qualifications of our independent registered public accounting firm, including the retention, evaluation and termination of such independent registered public accounting firm,

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  the performance of our internal audit function and independent registered public accounting firm,

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  the effectiveness of our disclosure controls and procedures and internal controls, and

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  our compliance with legal and regulatory requirements.

The report of the Audit Committee is set forth on page 27 of this proxy statement.

        We established the Audit Committee in accordance with subparagraph 3(a)(58)(A) of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Audit Committee and the board. The Audit Committee and the board approved a new charter in connection with our move to the New York Stock Exchange, which became effective December 3, 2007. The Audit Committee charter is attached to this proxy statement as Annex C, is posted on our website at www.uafc.com, and is also available in print to any shareholder who requests a copy.

        The board of directors has determined that Mr. Wright, chairman of our Audit Committee, satisfies the criteria adopted by the SEC to serve as an "audit committee financial expert." In addition, the board has determined that Mr. Wright, Ms. Lamel and Mr. McLaughlin, all members of our Audit Committee, are independent directors, meet the separate audit committee independence standards, and are financially literate, pursuant to the requirements under the Exchange Act and the corporate governance standards for companies traded on the New York Stock Exchange set forth in Section 303A of the New York Stock Exchange Listed Company Manual.

        None of our directors serves on the audit committee of more than three public companies.

        The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, known as the "Securities Act," or the Exchange Act, except to the extent that we specifically incorporate it by reference in a filing.

        The Compensation Committee.    The Compensation Committee held nine meetings during 2007. The Compensation Committee:

  •
  oversees our policies relating to compensation of our executives and makes recommendations to the board regarding the compensation of our executive officers, and

  •
  produces a report on executive compensation for inclusion in our proxy statement.

The Compensation Committee Report is set forth on page 35 of this proxy statement.

        The Compensation Committee is composed entirely of independent directors who are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code," and "non-employee directors" for purposes of Section 16 of the Exchange Act. The Compensation Committee and the board approved a new charter in connection with our move to the New York Stock Exchange, which became effective December 3, 2007. The Compensation Committee charter is attached to this proxy statement as Annex D, is posted on our website at www.uafc.com, and is also available in print to any shareholder who requests a copy.

        The Compensation Committee oversees the design and administration of our compensation programs and evaluates these compensation programs against competitive practices, legal and regulatory developments and corporate governance trends. The committee exercises significant discretion in setting compensation, and makes recommendations to the board of directors regarding total compensation for each executive officer, which the board then reviews and modifies or approves. As part of its processes and procedures for determining executive compensation, the Compensation Committee:

  •
  reviews and establishes the peer group companies used as a reference to benchmark our performance and executive officer compensation;

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  annually reviews executive officer compensation to ensure that a significant portion is performance-based to create incentives for above-target performance and consequences for below-target performance;

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  annually reviews total compensation and benefits summaries, referred to as "tally sheets," for each executive officer to ensure the committee understands all aspects of each executive officer's total compensation;

  •
  annually approves specific performance targets, which are linked to our performance, and the officer's position and scope of responsibility with us;

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  consults with the Committee's independent outside advisor to ensure that total compensation paid to each executive officer is appropriate; and

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  annually approves base salary adjustments and annual and long-term incentive award payouts for each year based on performance achieved in the prior year relative to the pre-established performance targets.

        The Compensation Committee solicits significant input from our chairman and chief executive officer in determining compensation for other executive officers in order to gain his perspective on individual performance and contributions. The board determines director compensation upon recommendation of the Compensation Committee.

        The Executive Committee.    The Executive Committee did not hold any formal meetings during 2007. The Executive Committee had the authority to act between board meetings on behalf of the board, on all matters allowed by law. The board determined not to continue the existence of the Executive Committee in October 2007.

        The Investment Committee.    The Investment Committee held 12 meetings during 2007. The Investment Committee reviews our investment policy and guidelines and portfolio performance.

        The Nominating and Governance Committee.    The Nominating and Governance Committee held two meetings during 2007. The Nominating and Governance Committee:

  •
  identifies and recommends to the board for election and/or appointment qualified candidates for membership on the board and the committees of the board;

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  develops and recommends to the board corporate governance principles applicable to us and monitors compliance with these principles and policies;

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  makes recommendations to the board concerning the composition, size, structure and activities of the board and its committees; and

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  leads the board in its annual review of the performance and effectiveness of our chief executive officer and the board and its committees, and assesses and reports to the board thereon.

        In performing its responsibilities, the Nominating and Governance Committee endeavors to maintain free and open communications between the members of the committee, other members of the board and our management. The Nominating and Governance Committee operates under a charter approved by the board. The Nominating and Governance Committee and the board approved a new charter in connection with our move to the New York Stock Exchange, which became effective December 3, 2007. The Nominating and Governance Committee charter is attached to this proxy statement as Annex E, is posted on our website at www.uafc.com, and is also available in print to any shareholder who requests a copy. The Nominating and Governance Committee is comprised entirely of directors who meet the independence requirements of the New York Stock Exchange and applicable securities laws.

  Director Nomination Process

        The Nominating and Governance Committee seeks to create a board that is strong in its collective judgment, skill, diversity, experience and business judgment. When the Nominating and Governance Committee reviews a potential new candidate, it looks specifically at individuals who have displayed high ethical standards, integrity and sound business judgment, taking into account the candidate's qualifications in light of our needs and the needs of the board at that time given the then current mix of director attributes, and the extent to which the candidate otherwise would be a desirable addition to the board and any committees of the board. The committee seeks to balance the following goals:

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  The size of the board should facilitate substantive discussions of the whole board in which each director can participate meaningfully;

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  The composition of the board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to our business; and

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  A majority of the board must consist of directors who are neither our officers nor employees, nor those of our subsidiaries, nor have a relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise independent under New York Stock Exchange requirements and applicable securities laws.

        In evaluating current directors for re-nomination to the board, the Nominating and Governance Committee assesses the performance of each such director, as well as our challenges and needs.

        The Nominating and Governance Committee will review a summary of the nominee's qualifications, including materials provided by outside search firms or other parties. The committee evaluates prospective nominees against the standards and qualifications set out in the Nominating and Governance Committee Charter, including:

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  experience in corporate governance, such as an officer or former officer of a publicly held company;

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  experience in our industry;

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  experience as a board member of another publicly held company; and

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  academic expertise in an area of our operations.

        The Nominating and Governance Committee also considers other relevant factors as it deems appropriate, such as

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  the current composition of the board;

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  the balance of management and independent directors;

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  senior leadership experience and the need for financial and accounting expertise;

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  the ability and willingness to commit adequate time to board and committee matters;

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  the fit of the individual's skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to our needs; and

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  a diversity of viewpoints, background, experience and other factors.

        The Nominating and Governance Committee makes a recommendation to the full board as to the persons who should be nominated by the board, and the board determines the nominees after considering the recommendation and report of the Nominating and Governance Committee.

        The Nominating and Governance Committee will ensure that a majority of the directors on the board are independent in accordance with New York Stock Exchange listing criteria. It also will ensure that the members of the board maintain the requisite qualifications under New York Stock Exchange listing standards and SEC rules for membership on the Audit, Compensation, and Nominating and Governance Committees.

        The committee will consider potential nominations for board membership suggested by its members and other board members, as well as by members of management and our shareholders. The Nominating and Governance Committee considers nominations for director made by our shareholders in accordance with the procedures for submission of proposals as described under "Corporate Governance—Shareholder Communications with the Board of Directors" and "Future Shareholder Proposals" in this proxy statement; provided, however, that a shareholder may nominate a person for election as a director at a meeting only if written notice of the shareholder's intent to make the nomination has been provided to our secretary as described under "Further Shareholder Proposals" in this proxy statement. The Nominating and Governance Committee will review and evaluate these shareholder nominations in the same manner as it evaluates all other nominees. In addition, we may, at the request of the committee, retain outside search firms to identify prospective board nominees.

        Pursuant to the terms of the shareholders' agreement we entered into in September 2007, our board of directors increased its size from nine to 13 directors and is comprised of two directors, Messrs. Leathers and Spass, designated by Capital Z, two directors, Messrs. Traynor and Hallberg, designated by WCAS IX and WCAS X collectively, one director, Mr. Gormley, designated by Lee-Universal, one director, Mr. Etheridge, designated by Perry, one director, Mr. Barasch, who is our chief executive officer, and six additional directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the New York Stock Exchange. Mr. Etheridge also satisfies the independence criteria. Each of the entities that has the right to designate directors has again designated the directors set forth above. The Nominating and Corporate Governance Committee has approved these nominees for director. Please see "Other Agreements and Documents—Stockholders' Agreement" for additional information regarding the stockholders' agreement.

        The Special Committee.    The Special Committee held 15 meetings during 2007. The Special Committee was formed to review and evaluate the acquisition proposal received from members of management and private equity investors on October 24, 2006. On May 7, 2007, we announced that we had been notified by the investor group led by Mr. Barasch of the withdrawal of the group's offer to acquire all outstanding shares of our common stock. Accordingly, we have not continued the existence of the Special Committee.

Compensation Committee Interlocks and Insider Participation

        During 2007, the following directors served on the Compensation Committee:

  •
  Bradley E. Cooper, until his resignation from the board effective September 21, 2007, in connection with the reduction in the number of directors that Capital Z had the right to designate, from three under our old shareholders' agreement to two under the our current stockholders' agreement,

  •
  Barry W. Averill, beginning October 25, 2007,

  •
  Matthew W. Etheridge, beginning October 25, 2007,

  •
  Mark M. Harmeling, until October 25, 2007, and

  •
  Linda H. Lamel.

No member of our Compensation Committee was engaged in a related party transaction with, or was an officer or employee of, us or our subsidiaries, except that at the time of the MemberHealth acquisition, Mr. Etheridge was affiliated with Perry Corp., which received a fee from us in the amount of $3,315,000 and reimbursement of expenses in connection with the stage 2 securities purchase agreement executed in connection with the MemberHealth acquisition. Mr. Etheridge continues to be Perry Corp.'s designee to serve on our board. There are no interlocking relationships involving our Compensation Committee and the board of directors or compensation committee of any other company which would require disclosure under the executive compensation rules of the SEC.

DIRECTOR COMPENSATION

        The general policy of the board is that compensation for independent directors should be a mix of cash and equity-based compensation. We do not pay management directors for board service in addition to their regular employee compensation. The Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board reviews the Compensation Committee's recommendations and determines the amount of director compensation.

        During 2007, the directors were compensated pursuant to the following schedule:

Annual Retainer	$30,000
Common Stock per year, granted at annual meeting	10,000 options
Committee Chairman fees per year
Audit Committee Chair	$20,000
Investment Committee Chair	$20,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$10,000
Special Committee, if applicable	$30,000
Committee Member fees per year
Audit Committee Member fee per year	$10,000
Special Committee Member fee per year	$20,000
Board Meeting Fees
In-person meeting	$1,500 per meeting
Telephonic Meeting	$500 per meeting
Committee Meeting Fees
In-person meeting	$1,000 per meeting
Telephonic Meeting	$500 per meeting

        The following table shows the total compensation paid to our non-employee directors in 2007. All of our directors other than Messrs. Barasch and Hallberg are non-employee directors. Our non-employee directors who have been designated by equity investors pursuant to the shareholders' agreement to which we are a party have instructed us that all director compensation that we pay or issue to them will be paid to the entities that designated them to serve on our board, or to affiliates of those entities.

Director Summary Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Barry Averill	62,250	—	25,383	—	—	—	87,633
Sally W. Crawford(3)	11,500	—	6,175	—	—	—	17,675
Mark M. Harmeling	38,750	—	32,496	—	—	—	71,246
Bertram Harnett(4)	20,000	—	25,262	—	—	—	45,262
Linda H. Lamel	99,250	—	36,206	—	—	—	135,456
Patrick J. McLaughlin	102,250	—	32,496	—	—	—	134,746
Robert F. Wright	95,250	—	32,496	—	—	—	127,746
Union Square Partners
Bradley E. Cooper(5)(6)	36,750	—	14,676	—	—	—	51,426
Eric W. Leathers(5)	46,250	—	32,496	—	—	—	78,746
Robert A. Spass(5)	43,250	—	32,496	—	—	—	75,746
Lee Equity Partners, LLC
Mark K. Gormley(5)(7)	10,500	—	5,808	—	—	—	16,308
Perry Capital
Matthew W. Etheridge(5)(7)	11,000	—	5,808	—	—	—	16,808
Welsh, Carson, Anderson & Stowe
Sean M. Traynor(5)(7)	10,500	—	5,808	—	—	—	16,308

(1)
The amounts reported as Option Awards represent the expense we recognized in 2007 for stock option grants awarded to our directors. In accordance with the FAS 123(R) methodology, the compensation expense reflected is for grants made in 2007 and the years 2004 through 2006, which we continued to expense in 2007. These options vest ratably over three years at each anniversary of the grant. We awarded the grants under our 1998 Incentive Compensation Plan, as amended, which we describe in Note 7—"Stock-Based Compensation" of the notes to consolidated financial statements included under Item 8—"Financial Statements and Supplementary Data" in our annual report on Form 10-K for the year ended December 31, 2007. We determined the amounts reported in this column for the awards granted in 2004 through 2006 as of the option's grant date using a Black-Scholes stock option valuation model based on the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	Annual 2004	Annual 2005	Supplemental 2005	New Director 2006	Annual 2006
Dividend yield	—%	—%	—%	—%	—%
Volatility	40.00%	42.50%	44.40%	44.43%	44.40%
Risk-free interest rate	4.66%	4.19%	4.39%	4.39%	4.97%
Expected life (years)	9.0	6.0	3.5	3.5	3.5
Grant Date Fair value/share	$6.00	$8.88	$8.49	$5.64	$5.25
(2)
Our independent directors receive annual grants of non-qualified options pursuant to our 1998 Incentive Compensation Plan at our annual meeting. Additionally, we grant new directors non-qualified options upon election or appointment to the board. The options vest ratably at the first, second and third anniversaries and expire after the fifth year. Holders forfeit unvested options upon any termination, including retirement. The exercise price for the options granted to independent directors is based on the closing market price of a share of our common stock on the grant date. A summary of the option awards for 2007 performance is set forth below:

	Grant Date	Number of securities underlying Options	Exercise price for Option Awards	Closing Price on Grant Date	Grant Date Fair Value
Regular
Barry W. Averill	8/23/2007	10,000	$20.53	$20.53	$65,100
Capital Z (Bradley E. Cooper)(1)	8/23/2007	10,000	$20.53	$20.53	$65,100
Capital Z (Eric W. Leathers)(1)	8/23/2007	10,000	$20.53	$20.53	$65,100
Capital Z (Robert A. Spass)(1)	8/23/2007	10,000	$20.53	$20.53	$65,100
Mark M. Harmeling	8/23/2007	10,000	$20.53	$20.53	$65,100
Bertram Harnett(5)	8/23/2007	10,000	$20.53	$20.53	$65,100
Linda H. Lamel	8/23/2007	10,000	$20.53	$20.53	$65,100
Patrick J. McLaughlin	8/23/2007	10,000	$20.53	$20.53	$65,100
Robert F. Wright	8/23/2007	10,000	$20.53	$20.53	$65,100
Supplemental
Lee Equity (Mark Gormely)(1)	9/21/2007	10,000	$21.99	$21.99	$69,700
Perry Capital (Matthew Etheridge)(1)	9/21/2007	10,000	$21.99	$21.99	$69,700
WCAS (Sean Traynor)(1)	9/21/2007	10,000	$21.99	$21.99	$69,700
Sally Crawford	10/25/2007	10,000	$23.83	$23.83	$74,100

    The grant date fair value reflects the FAS 123(R) value of the award. For the purposes of determining the fair value of stock option awards, we use the Black-Scholes option pricing model and the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	Annual 8/23/2007	New Director 9/21/2007	New Director 10/25/2007
Dividend yield	—%	—%	—%
Volatility	35.58%	35.42%	35.15%
Risk-free interest rate	4.24%	4.31%	4.10%
Expected life (years)	3.5	3.5	3.5
Grant Date Fair value/share	$6.51	$6.97	$7.41
(3)
Ms. Crawford joined the board effective October 25, 2007.

(4)
Judge Harnett retired from the board effective August 23, 2007, the date of our 2007 annual meeting. In recognition of his long service, the board determined that all unvested options held by Judge Harnett should become vested, that the requirement to exercise the options within the retirement clause of the applicable option agreements should be waived, and that the term of the option exercise period should remain in effect for the original term of the option.

(5)
Compensation for the service of non-employee directors designated by the respective equity investors is paid to the equity investor or its affiliates, not the individual non-employee director.

(6)
Mr. Cooper resigned from the board effective September 21, 2007, in connection with the reduction in the number of directors that Capital Z and Union Square Partners had the right to designate, from three under our old shareholders' agreement to two under the new agreement.

(7)
Messrs. Gormley, Etheridge and Traynor joined the board effective September 21, 2007, concurrent with the closing of the stage 2 securities purchase agreement and as a condition to the new stockholders' agreement. Upon the execution of this stockholders' agreement, our board of directors increased its size to 13 directors, comprised of two directors designated by Capital Z and Union Square, collectively, two directors designated by Welsh, Carson, Anderson & Stowe IX and Welsh, Carson, Anderson & Stowe X, collectively, one director designated by Lee Equity Partners, LLC, one director designated by Perry Capital, one director who is required to be our then current Chief Executive Officer, and six additional directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the New York Stock Exchange.

Directors' Cash Compensation

        Directors receive cash fees in quarterly installments pursuant to the schedule set forth above. In addition, we also reimbursed each non-employee director for his or her travel and related expenses incurred in connection with his or her board and board committee activities. We do not pay director fees to our employee directors, which currently consist of Messrs. Barasch and Hallberg.

        The following table provides a breakdown of director fees earned in 2007.

Name	Annual Retainers ($)(1)	Committee Chair Retainer ($)		Audit and/or Special Committee Member Retainer ($)(2)	Board Meeting Fees ($)	Committee Meeting Fees ($)	Total ($)
Barry Averill	26,250	—		5,000	15,000	16,000	62,250
Sally W. Crawford(3)	7,500	—		—	3,000	1,000	11,500
Mark M. Harmeling	26,250	—		—	10,500	2,000	38,750
Bertram Harnett(4)	12,500	—		—	4,000	3,500	20,000
Linda H. Lamel(5)	28,750	10,000		15,000	19,000	26,500	99,250
Patrick J. McLaughlin	26,250	27,500	(6)	10,000	17,000	21,500	102,250
Robert F. Wright	26,250	30,000	(7)	5,000	16,500	17,500	95,250
Union Square Partners
Bradley E. Cooper(8)(9)	18,750	—		—	11,500	6,500	36,750
Eric W. Leathers(8)	26,250	—		—	14,500	5,500	46,250
Robert A. Spass(8)	26,250	—		—	15,000	2,000	43,250
Lee Equity Partners, LLC
Mark K. Gormley(8)(10)	7,500	—		—	3,000	—	10,500
Perry Capital
Matthew W. Etheridge(8)(10)	7,500	—		—	3,000	500	11,000
Welsh, Carson, Anderson & Stowe
Sean M. Traynor(8)(10)	7,500	—		—	3,000	—	10,500

(1)
We have pro-rated the annual retainers for the five board members who joined the board during 2007 and for the two who left the board during the year, based upon the nearest number of quarters of service during the year.

(2)
We have pro-rated the Special Committee retainers for the period of 2007 during which the Committee was in existence.

(3)
Ms. Crawford joined the Board effective October 25, 2007.

(4)
Judge Harnett retired from the board effective August 23, 2007, the date of our 2007 annual meeting.

(5)
Reflects $8,000 in fees for service on the board of directors of American Progressive Life and Health Insurance Company of New York, our wholly-owned subsidiary.

(6)
Reflects retainer for service as chair of the Investment Committee, and for service as chair of the Special Committee during the period of its existence during 2007.

(7)
Reflects retainer for service as chair of the Audit Committee and the Nominating and Governance Committee.

(8)
Compensation for the service of non-employee directors at the nomination of the respective equity investor is paid to the investor, not the individual non-employee director.

(9)
Mr. Cooper resigned from the board effective September 21, 2007, in connection with the reduction in the number of directors that Capital Z / Union Square Partners had the right to designate, from three under our old shareholders' agreement to two under the new agreement.

(10)
Messrs. Gormley, Etheridge and Traynor joined the board effective September 21, 2007, concurrent with the closing of the stage 2 securities purchase agreement and as a condition to the new stockholders' agreement. Upon the execution of the stockholders' agreement, our board of directors increased its size to 13 directors, comprised of two directors designated by Capital Z and Union Square, collectively, two directors designated by Welsh, Carson, Anderson & Stowe IX and Welsh, Carson, Anderson & Stowe X, collectively, one director designated by Lee Equity Partners, LLC., one director designated by Perry Capital, one director who is required to be our then current Chief Executive Officer, and six additional directors who must each satisfy the criteria for "independent director" under the rules of the principal Stock Exchange on which our common stock is listed, currently the New York Stock Exchange.

Directors' Equity Compensation

        At each of our annual meetings, we grant options to each of our non-employee directors, or to the entities that designate them to serve on our board or their affiliates if the non-employee directors are employed by the entities that designate them. Additionally, we grant options for new directors upon commencement of their service on our board. From time to time, we may grant our non-employee directors additional options as consideration for providing services on the board.

        On August 23, 2007, the date of our 2007 Annual meeting, each of our non-employee directors, or the entities holding the right to designate them or affiliates of those entities, received an annual grant of options to purchase 10,000 shares of our common stock under our 1998 Incentive Compensation Plan in consideration for each director's annual service on the board at an exercise price of $20.53 per share, which was equal to the fair market value of our common stock on the date of grant, as then determined as the closing market price of a share of our common stock on the date of grant These options vest annually over three years, subject to the individual's continued service on the board on the scheduled date of vesting, and will expire on August 23, 2012.

        Upon the closing of the MemberHealth acquisition on September 21, 2007 and the commencement of the service of Messrs. Etheridge, Gormley and Traynor on our board, each of the entities holding the right to designate them or their affiliates received a grant of options to purchase 10,000 shares of our common stock under our 1998 Incentive Compensation Plan in consideration for each director's service on the board at an exercise price of $21.99 per share, which was equal to the fair market value of our common stock on the date of grant, as then determined as the closing market price of a share of our common stock on the date of grant. These options vest annually over three years, subject to the individual's continued service on the board on the scheduled date of vesting and will expire on September 21, 2012.

        Upon the election of Ms. Crawford to our board on October 25, 2007, she received a grant of options to purchase 10,000 shares of our common stock under our 1998 Incentive Compensation Plan in consideration for her service on the board at an exercise price of $23.83 per share, which was equal to the fair market value of our common stock on the date of grant, as then determined as the intra-day trading average on the date of grant. These options vest annually over three years, subject to the individual's continued service on the board on the scheduled date of vesting and will expire on October 25, 2012.

        The following table provides information on the stock options held by non-employee directors as of December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
Barry W. Averill	1,667 1,666 —	3,333 3,333 10,000	— — —	$ $ $	15.06 13.75 20.53	March 30, 2011 May 25, 2011 August 22, 2012
Sally W. Crawford	—	10,000	—		$23.83	October 25, 2012
Mark M. Harmeling	4,500 3,000 4,500 4,500 4,500 4,500 4,500 4,500 3,000 222 1,667 —	— — — — — — — — 1,500 111 3,333 10,000	— — — — — — — — — — — —	$ $ $ $ $ $ $ $ $ $ $ $	2.62 2.25 4.00 4.06 5.75 7.26 6.23 10.65 18.78 22.67 13.75 20.53	May 28, 2008 December 17, 2008 November 1, 2009 June 8, 2010 May 25, 2011 May 29, 2012 June 3, 2013 May 27, 2014 May 27, 2015 October 1, 2010 May 25, 2011 August 22, 2012
Linda H. Lamel	1,500 3,000 3,000 222 1,667 500 — —	— — 1,500 111 3,333 1,000 10,000 1,500	— — — — — — — —	$ $ $ $ $ $ $ $	6.23 10.65 18.78 22.67 13.75 13.75 20.53 20.53	June 3, 2013 May 27, 2014 May 27, 2015 October 1, 2010 May 25, 2011 May 25, 2011 August 22, 2012 August 22, 2012

Patrick J. McLaughlin	4,500 3,000 4,500 4,500 4,500 4,500 4,500 4,500 3,000 222 1,667 —	— — — — — — — — 1,500 111 3,333 10,000	— — — — — — — — — — — —	$ $ $ $ $ $ $ $ $ $ $ $	2.62 2.25 4.00 4.06 5.75 7.26 6.23 10.65 18.78 22.67 13.75 20.53	May 28, 2008 December 17, 2008 November 1, 2009 June 8, 2010 May 25, 2011 May 29, 2012 June 3, 2013 May 27, 2014 May 27, 2015 October 1, 2010 May 25, 2011 August 22, 2012
Robert F. Wright	4,500 3,000 222 1,667 —	— 1,500 111 3,333 10,000	— — — — —	$ $ $ $ $	4.06 18.78 22.67 13.75 20.53	June 8, 2010 May 27, 2015 October 1, 2010 May 25, 2011 August 22, 2012
Lee Equity Partners, LLC(1)	—	10,000	—		$21.99	September 21, 2012
Perry Capital(1)	—	10,000	—		$21.99	September 21, 2012
Welsh, Carson, Anderson & Stowe(1)	—	10,000	—		$21.99	September 21, 2012
Capital Z/Union Square Partners(1)	9,000 9,000 9,000 9,000 9,000 9,000 6,000 444 3,333 —	— — — — — — 3,000 222 6,667 20,000	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	4.00 4.06 5.75 7.26 6.23 10.65 18.78 22.67 13.75 20.53	November 1, 2009 June 8, 2010 May 25, 2011 May 29, 2012 June 3, 2013 May 27, 2014 May 27, 2015 October 1, 2010 May 25, 2011 August 22, 2012
Mark K. Gormley(1)	—	—	—		—	—
Matthew W. Etheridge(1)	—	—	—		—	—
Eric W. Leathers(1)	—	—	—		—	—
Robert A. Spass(1)	—	—	—		—	—

Sean M. Traynor(1)	—	—	—	—	—

(1)
We award options for the service of non-employee directors designated by the respective equity investors and who are employed by those investors in the name of the equity investor or its affiliates and not the individual non-employee director.

Report of the Audit Committee of the Board of Directors

  Membership and Role of the Audit Committee

        The Audit Committee of our board of directors serves as an independent and objective party to monitor and provide general oversight of our financial accounting and reporting process, selection of critical accounting policies, our system of internal control, our audit process for monitoring compliance with laws and regulations, and our standards of business conduct. The Audit Committee operates under a written amended charter originally adopted by the board of directors on June 7, 2000. The Audit Committee and the board approved a modified charter in connection with our move to the New York Stock Exchange, which became effective December 3, 2007. The Audit Committee charter is attached to this proxy statement as Annex C, is posted on our website at www.uafc.com, and is also available in print to any shareholder who requests a copy. Among other matters, the Audit Committee, in its oversight role, reviews and reassesses the adequacy of the charter and the performance of the Audit Committee thereunder at least annually.

        The Audit Committee is comprised entirely of directors who meet the independence, financial experience and other qualification requirements of the New York Stock Exchange and applicable securities laws. During 2007, the members of the Audit Committee were Mr. Wright, who is the chairperson, Ms. Lamel and Mr. McLaughlin. The board of directors has determined that Mr. Wright is an "audit committee financial expert," as defined by SEC rules and regulations.

  Review of Our Financial Statements

        Our management has responsibility for preparing our financial statements, and our independent registered public accounting firm Ernst & Young LLP is responsible for auditing those financial statements. In this context, as part of its oversight of our financial statements, the Audit Committee has met with management and Ernst & Young to review and discuss all of our annual and quarterly financial statements prior to their issuance. This process includes an assessment of the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements. During fiscal 2007, our management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee discussed with Ernst & Young the matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and No. 90, as currently in effect, and the Sarbanes-Oxley Act of 2002, and had the opportunity to ask Ernst & Young questions relating to these matters. With and without management present, the Audit Committee also reviewed and discussed the results of Ernst & Young's examination of the annual financial statements. The Audit Committee also discussed with our management the process for certifications by our chief executive officer and chief financial officer, which is required by the SEC and the Sarbanes-Oxley Act of 2002 for specified filings with the SEC.

        The Audit Committee reviewed and discussed with Ernst & Young that firm's independence and, as part of that review, received the written disclosures required by applicable professional and regulatory standards relating to Ernst & Young's independence pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect. Ernst & Young provided a formal written statement to the Audit Committee describing all relationships between it and us that might bear on the registered public accounting firm's independence from us and our management. The Audit Committee also reviewed and pre-approved all fees paid to the independent registered public accounting firm. For additional information about the fess paid to Ernst & Young for services in fiscal years 2007 and 2006, see Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm. The Audit Committee considered whether Ernst & Young's provision of audit and non-audit services to us was compatible with its independence. The Audit Committee also discussed with management and Ernst & Young any relationships that might have affected or may affect the registered public accounting firm's objectivity and independence. The Audit Committee concluded that Ernst & Young is independent from us and our management.

        The Audit Committee reviewed with our internal and independent registered public accounting firm the overall scope and plans for their respective audits for 2007. During 2007, the Audit Committee also reviewed key initiatives and programs aimed at strengthening the effectiveness of our internal and disclosure control structures. As part of this process, the Audit Committee continued to monitor the scope and adequacy of our internal auditing program and the steps taken to implement recommended improvements in internal controls and procedures. The Audit Committee also received regular updates from our internal auditor on internal control and business risks and compliance. The Audit Committee's meetings include, whenever appropriate, executive sessions with Ernst & Young and with our internal auditor, in each case without the presence of our management, to raise and discuss any issues or concerns they may have had about the adequacy and proper, timely functioning of our control, reporting, disclosure and compliance systems and procedures.

        In performing all of these functions, the Audit Committee acted and continues to act only in an oversight capacity on behalf of the board of directors. In its oversight role, the Audit Committee necessarily relies on the procedures, work and assurances of management, which has the primary responsibility for financial statements and reports, and of Ernst & Young, which, in its report, expresses an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC. The Audit Committee also has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year 2008, and the Audit Committee and the board have recommended that shareholders ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year 2008.

Submitted by The Audit Committee of Universal American Corp. Robert F. Wright, Chairperson Linda H. Lamel Patrick J. McLaughlin

        The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the SEC or incorporated by reference into any of our prior or future filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

EXECUTIVE COMPENSATION

Information Concerning Executive Officers

        Biographical information concerning Richard A. Barasch, our Chief Executive Officer, and Charles E. Hallberg, the Chief Executive Officer of our MemberHealth subsidiary, who also serve as directors, is set forth above under the caption "Proposal No. 1—Election of Board of Directors." Biographical information concerning our remaining executive officers is set forth below.

        Gary W. Bryant, 58, has served as our Executive Vice President since June 1995 and our Chief Operating Officer since June 2000. He has also been a Director, President and Chief Executive Officer of our American Pioneer Life Insurance Company subsidiary since April 1983, Vice Chairman of our American Progressive and Pennsylvania Life subsidiaries since 2001 and a Director, President and Chief Executive Officer of our American Exchange subsidiary since December 1997. In addition, Mr. Bryant has served as a Director and President of our Constitution Life, Marquette, Peninsular Life and Union Bankers subsidiaries since March 2000.

        Theodore M. Carpenter, Jr., 60, has served as Chief Executive Officer of our subsidiary Heritage Health Systems, Inc. since May 2005, and was its Executive Vice President and Chief Operating Officer from 1999 to 2005. Prior to joining Heritage, Mr. Carpenter worked for Kaiser Permanente for over 20 years; his last five years as President of Kaiser Foundation Health Plan of North Carolina.

        Jason J. Israel, C.P.A., 55, has served as our Senior Vice President, Administration since March 2004 and as Chief Operating Officer and a Director of our CHCS Services, Inc. subsidiary since July 2002. Previously, Mr. Israel was President and Director of Bankers Insurance Group's Property and Casualty Companies from January to June, 2002. From January 2000 to January 2002, Mr. Israel was President and Director of JASCO Consulting Corp. From 1986 to 2000, he was employed by American Bankers Insurance Group serving as Executive Vice President of Administration. From 1978 to 1986, Mr. Israel was employed by Price Waterhouse as a Senior Audit Manager. From 1974 to 1978, he was employed by SD Leidesdent & Co. as an Audit Senior.

        Gary Jacobs, 57, has served as our Senior Vice President, Corporate Development since 2002. He also has served as President of CHCS Services since 1995, a Director and Senior Vice President of American Pioneer Health Plans, Inc., Senior Vice President, Managed Care of American Pioneer and American Progressive, a Director and President of Ameri-Plus Preferred Care, Inc. and CHCS, Inc., a Director of Eagle Life, and President of WorldNet Services Corp. All of these companies are or were our subsidiaries. Prior to joining us, Mr. Jacobs served as a franchisee and executive director of Staff Builders Home Health Care of Broward County and as President of HMI a Public HMO Management and Consulting Company.

        Mitchell J. Stier, 49, has served as our Senior Vice President, General Counsel and Secretary since August 2007. Prior to joining us, Mr. Stier was Associate General Counsel of Sealed Air Corporation, a packaging materials and equipment company, from 2003, and Assistant General Counsel of Metromedia Company, a diversified privately-held company, and its public and private portfolio companies, from 1998 to 2003.

        Robert A. Waegelein, C.P.A., 47, has served as our Executive Vice President and Chief Financial Officer since October 1990 and has been Chief Financial Officer and a Director of each of our subsidiaries since they were acquired or organized. Prior to that, Mr. Waegelein, a certified public accountant, was employed by KPMG Peat Marwick LLP, our then independent public accountants, in positions of increasing responsibility, finally serving as Senior Manager.

Compensation Discussion and Analysis

  Our Compensation Philosophy

        We believe that executives should be rewarded and further incentivized in recognition of their contributions to our long-term performance and that the financial interests of our executive officers should be aligned with the interests of our shareholders. To that end, as described below, our Compensation Committee and board of directors have determined that our management should collectively acquire through stock option and restricted stock award grants, and maintain, at least a five-percent equity ownership stake in the Company. In addition, to promote our overall philosophy and in recognition of the fact that the dynamic nature of our business requires a constantly evolving outlook on compensation, we take a flexible approach to determining the amount and composition of the compensation paid to our executive team, allowing us to effectively and efficiently attract, motivate, and retain outstanding executives. As discussed below, our Compensation Committee has relied on the expert advice of a third-party independent compensation consultant and regularly solicits input from our Chief Executive Officer and other members of senior management, whose profound understanding of the strategic needs of our business makes them a necessary resource to assist the committee in establishing competitive pay packages that are in our best interests and the best interests of our shareholders.

  Compensation-Setting Process

        Our Compensation Committee meets regularly throughout the year, both in executive session as well as with members of management and other third-party advisors present, and seeks to set compensation for our named executive officers that fits within our philosophy, addresses our strategic needs, and is competitive with our peer group. While our board of directors has delegated to the Compensation Committee substantial authority over compensation decisions, our full board is generally required to ratify decisions of the committee except where compensation decisions relating to our named executive officers are made with respect to compliance with applicable tax and state corporation laws. The committee generally bases its determinations in respect of any given year, as described in more detail below, on reports prepared by compensation consultants, analysis by our Chief Executive Officer and the senior executive team, the committee's overall assessment of qualitative and quantitative corporate and individual criteria, and our broad-based compensation goals of reasonableness and appropriateness.

  Compensation Consultant and Benchmarking

        Our Compensation Committee has the authority to employ outside advisors, experts, and professionals to assist it in setting executive compensation. In 2006, the committee retained Susan F. Cabrera as its independent compensation consultant. Ms. Cabrera reviewed the competitiveness of the total cash and equity-based compensation paid to our executive officers and provided comparative market data on compensation practices and programs based on an analysis of members of our peer group. Ms. Cabrera also provided guidance on industry best practices. The committee determined to rely on Ms. Cabrera's 2006 analysis again with respect to its 2007 compensation decisions based on its judgment that it was not necessary to retain the services of a compensation consultant with respect to each year.

        Although our Compensation Committee does not believe that it is appropriate to establish compensation levels based solely on benchmarking, we recognize that our compensation practices must be competitive in the marketplace of our peer competitors. In addition, in connection with our consideration of competition for executive talent, we consider the fact that there are relatively few available executives with the requisite experience and knowledge of our business, which limits the size of the pool of replacements for our existing executives and increases the need for retention. Our

Compensation Committee annually determines the appropriate combination of cash and equity-based compensation for our officers and weighs the competitiveness of overall compensation paid to our executive officers in relation to our peer group.

        As a health care and health and life insurance holding company, with an emphasis on providing a broad array of managed care and health insurance products and services to the growing senior population, in 2006 we considered for our peer group the universe of all publicly traded managed care companies and health and life insurance companies with market capitalizations from $100 million to $10 billion. From this group, we then selected those companies that are most comparable to us based upon various factors such as their lines of business, size based on both revenues and market capitalization, financial performance, and ownership structure. We ultimately selected the following thirteen publicly traded managed care and life or health insurance related companies:

  •
  Amerigroup Corporation,

  •
  Centene Corporation,

  •
  Ceres Group, Inc.,

  •
  Conseco, Inc.,

  •
  Coventry Health Care, Inc.,

  •
  Delphi Financial Group, Inc.,

  •
  FBL Financial Group, Inc.,

  •
  Health Net, Inc.,

  •
  HealthSpring, Inc.,

  •
  Humana Inc.,

  •
  Sierra Health Services, Inc.,

  •
  Torchmark Corporation, and

  •
  Wellcare Health Plans, Inc.

        Our Compensation Committee intends to reevaluate the composition of our peer group on an annual or biennial basis to ensure that the peer group accurately reflects our competitor companies, taking into account our own growth in size, revenue, and lines of business.

        In order to compare the levels of compensation of our executive officers with those of our peer group, in early 2007, in preparation for granting 2006 bonuses and setting 2007 base and equity compensation, we prepared tally sheets for each of our executive officers and each of the executives in comparable positions at the peer group companies, and our Compensation Committee reviewed these sheets. The tally sheets affixed dollar amounts to current salary and bonus, equity awards, perquisites, and the other components of our executive officers' compensation. With this information, our Compensation Committee reviewed and analyzed compensation for each senior executive and made adjustments as appropriate. Because the committee does not believe it is necessary to engage in the tally sheet exercise every year, it did not prepare tally sheets in preparation for granting 2007 bonuses and setting 2008 base and equity compensation.

  Executive Participation

        Due to the day-to-day interaction of our senior management with each other and our business as well as their oversight roles, there is no substitute for their precise understanding of the needs of our business. As such, our Compensation Committee gives substantial deference to their recommendations, and especially the recommendations of our Chief Executive Officer, with respect to compensating our executive team. Our Chief Executive Officer attends at least a portion of all regular meetings of our Compensation Committee.

  Elements of Compensation and 2007 Compensation Decisions

  General

        In 2007, our named executive officers received compensation packages consisting of a base salary, a cash bonus, equity-based incentive compensation in the form of stock options and restricted stock, and perquisites and other benefits.

  Base Salaries

        Competitive salaries are essential to recruiting and retaining qualified employees. Consistent with the process described above and with the aim of maintaining a reasonable level of internal pay equity, the Compensation Committee generally reviews base salaries in the first quarter of each year. Salary changes for our officers, if any, normally take effect on April 1st of the applicable year. In 2007, our Compensation Committee determined that as a general matter named executive officer base salaries remained appropriately competitive with our peer group as analyzed in the 2006 process and were consistent with our philosophy. Each named executive officer received a baseline 3% increase in base salary from 2006 to reflect a standard cost of living adjustment.

        In addition, however, our Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer each received an increase in base salary above the baseline cost of living adjustment in light of the fact that the nature of our Company has changed and that we have grown substantially, and that consequently their responsibilities have increased in size and complexity.

  Annual Cash Bonuses

        In line with our philosophy of rewarding contributions to Company performance, a significant component of executive compensation is our annual cash bonus program, which considers "operating income" as its quantitative performance goal measuring overall corporate performance. For purposes of the bonus program, we define "operating income" as pre-tax income excluding investment gains and losses as well as non-recurring events as determined in the committee's discretion. Typically, our board of directors establishes the target operating income in the fourth quarter of each year in respect of the next subsequent year, and our Compensation Committee contemporaneously establishes the size of the bonus pool. Target bonus amounts for the named executive officers for 2007 were 75%, or in the case of our Chief Executive Officer, 150%, of base salary. We established these target amounts with the competitiveness of the executives' total pay package as a principal objective. After the end of each fiscal year, our Compensation Committee determines whether and how much to fund the bonus pool and whether and how much to award to each executive officer, based on a general formula of increasing or reducing the funding level of the bonus pool by 1.5% for each 1% by which actual operating income exceeds or is less than, respectively, the target operating income for the year. Although achievement of our target establishes the threshold funding level of the bonus pool, actual amounts paid to our named executive officers are in the discretion of the Compensation Committee based on its overall assessment of other qualitative and quantitative corporate and individual criteria, generally in accordance with the compensation-setting process described above. Our Compensation Committee may, and with respect to 2007 bonuses did, override the determinations that ordinarily result from this process based upon special circumstances, such as issues discovered in early 2008 in connection with the MemberHealth acquisition that we effected in 2007.

        Target operating income for 2007, excluding the effect of the MemberHealth acquisition, was $122.6 million. After giving effect to the acquisition, our operating income was significantly greater than this amount, but we excluded MemberHealth-derived operating income from consideration in the general formula described above. We funded the bonus pool for 2007 bonuses at 92% of target in respect of 2007 performance, in recognition of our percentage achievement of the target operating income excluding the effect of MemberHealth. We determined each named executive officer's actual cash bonus based upon a year-end review of his individual performance within the context of overall corporate performance. In evaluating performance, the committee considered both financial and strategic concerns, our acquisition of MemberHealth, and in particular, our Compensation Committee distinguished between pre- and post-acquisition corporate accomplishments as a means of recognizing executive performance achievements prior to the acquisition. The committee determined this to be an appropriate means of calculating bonus amounts, for everyone but our Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer because the committee believed that the effect on us of the MemberHealth issues referred to above should not eclipse our successes in 2007 in the other areas of our business. As a result of the MemberHealth issues, the committee determined that our Chief Executive Officer should not receive a cash bonus for 2007, and that our Chief Operating Officer and Chief Financial Officer should receive substantially reduced cash bonuses.

        Each of our named executive officers is party to an employment agreement or offer letter that sets forth the general structure of the officer's annual bonus opportunity based on a percentage allocation of Company and personal goals as well as payment in both cash and our common stock. In recognition of the committee's efforts to promote our best interests through the cash bonus program described above and the equity program described below, as well as the fact that the purposes and incentives of our bonus and equity programs are substantially similar to those furthered by the applicable provisions of the employment agreements and offer letter, our named executive officers have waived such provisions to the extent they are inconsistent with our current compensation program.

  Equity Compensation

        We grant equity-based compensation to our executive officers because it directly links the value of compensation to the long-term results achieved for our shareholders. Our Compensation Committee has determined that a 3:1 ratio of options to restricted stock economically promotes our compensation philosophy. While we consider the level of past grants in making current equity award decisions, we generally do not consider wealth accumulation from the appreciation of past awards because we believe that wealth accumulation is the proper reward for an executive's contributions to our performance and should not be offset against any incentives for future performance.

        In 2006, our Compensation Committee commissioned a study from its compensation consultant to determine how our compensation plan compared to members of our peer group. The compensation consultant considered our historic equity grants as compared to those of our peers, and concluded that we were significantly below the median of our peer group with respect to equity compensation. Executive equity awards have also not kept pace with our recent growth. On the basis of this analysis, the committee has determined to increase equity compensation over the next several years, in a manner most efficient from tax, cost, and accounting perspectives, to increase the competitiveness of our compensation packages in comparison to the median of our peer group. In light of these conclusions, our Compensation Committee has determined that our executive team should collectively earn through the grant of equity awards at least a five-percent ownership interest in our Company. As an effort to begin the process of achieving this goal, in 2007 we awarded our named executive officers a combination of restricted stock, options, and "turbo" options, as quantified and qualified below in the Grants of Plan-Based Awards Table. As a result of the MemberHealth issues referred to above, the committee determined that our Chief Executive Officer should not receive a restricted stock award for 2007. The options we granted to senior executives and other employees in early 2008 carry an exercise price that exceeds the share price on the date of grant, because the committee determined that this exercise price better reflected the value of our common stock in light of current market conditions and the recent reduction in price following the announcement of the MemberHealth issues. The committee used the same above-market share price to value the restricted stock grants made on the same date.

  Perquisites and Other Benefits

        Historically, we have not provided our executive officers with a significant number of perquisites or other benefits; however, we believe that those perquisites and other benefits that we do provide assist our executive officers in the performance of their duties and contribute to a well-rounded, competitive pay package.

        In addition to perquisites that are unique to one or more named executive officers, such as car allowances, we offer the following benefits to all of our eligible employees, including our named executive officers: (i) a Company match under our 401(k) plan equal to 100% of the employee's first 1% of contributions, plus 50% of the employee's next 4% of contributions, up to a maximum matching contribution of 3% of the employee's eligible compensation, (ii) standard medical, dental, and life and disability insurance coverage, and (iii) vacation and other paid time off.

  2008 Compensation Process

        With regard to the 2008 compensation process, our Compensation Committee initially set goals for 2008 at the end of 2007 based upon the Company's estimate at that time of operating income for 2008. In light of the MemberHealth issues referred to above, we have revised our estimated operating income for 2008, and our Compensation Committee expects to recommend to our board of directors that it approve a corrected target operating income and such other factors as the committee may determine for purposes of 2008 bonus and equity compensation for named executive officers. In so doing, our Compensation Committee has determined to use a procedure to set goals that are reasonably achievable in light of our internal budgeting and estimation processes, with a view to rendering 2008 bonus targets that are achievable by our executives and senior employees. In addition, the committee has determined that, during the course of the year, it will review and revisit the compensation for our Chief Executive Officer and other senior executives in light of future events concerning MemberHealth. The Committee recognizes that it may grant bonuses in excess of target in later periods in recognition of exceptional future performance and to make up for the lack of or reduction of bonuses for 2007. Further, the committee continues to recognize the need to issue equity to our management to redress past deficiencies in equity grants; nevertheless, the committee decided with respect to the early 2008 grants to reduce the amount of equity granted to our Chief Executive Officer in light of the MemberHealth issues referred to above.

  Severance and Change-in-Control Benefits

        We believe severance and change in control benefits are essential to recruiting and retaining qualified senior management. The material terms of our severance benefits are described in the narrative section under the caption "Potential Payments upon a Termination or Change in Control" in this Proxy Statement.

  Tax and Accounting Implications of Compensation

        Section 162(m) of the Internal Revenue Code imposes a limit on the deductibility of compensation paid to named executive officers of public companies unless the compensation meets requirements for "performance-based" compensation. Our Compensation Committee believes that it is important for us to retain maximum flexibility in designing compensation programs that most effectively promote the achievement of our stated objectives; therefore, while considering tax deductibility as one of the factors in determining compensation, we do not generally limit the amount of compensation to levels or types simply on account of potential deductibility. Our Compensation Committee does, however, consider alternative forms of compensation where available in order to preserve deductibility and promote tax and accounting efficiency consistent with our ultimate compensation goals.

Compensation Committee Report

        Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its reviews and discussion with management, our Compensation Committee recommended to our board of directors, and our board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by The Compensation Committee of Universal American Corp. Linda H. Lamel, Chairperson Barry Averill Matthew W. Etheridge

Performance Graph

        The following graph compares the cumulative total shareholder return on our common stock for the five years ending December 31, 2007 with the cumulative total return of the New York Stock Exchange Composite Index and the Morgan Stanley Health Care Payer Index, our peer group. The graph assumes an investment of $100 in each of our common stock, the NYSE Composite group, and the peer group on December 31, 2002. The shareholder return shown on the following graph is not indicative of future performance.

        The graph assumes that the value of the investment in our common stock and in the above-referenced indices was $100 at December 31, 2002 and that all dividends were reinvested. The price of our common stock on December 31, 2002, on which the graph is based, was $5.81. The shareholder return shown on the following graph is not necessarily indicative of future performance.

Comparison of Cumulative Total Return Among
Universal American Corp.'s Common Stock,
New York Stock Exchange Composite Index and
Morgan Stanley Health Care Payer Index

Comparison of Cumulative Total Return

Summary Compensation

        The following Summary Compensation Table sets forth the cash and non-cash compensation awarded to, earned by, or paid to our Chief Executive Officer and the named executive officers for the fiscal years ended December 31, 2007 and 2006.

2007 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Richard A. Barasch Chairman and Chief Executive Officer	2007 2006	798,340 782,119	— 140,000	290,253 122,502	461,707 7,044	— 1,116,786	— —	13,993 13,843	1,564,293 2,182,294
Gary W. Bryant Executive Vice President and Chief Operating Officer	2007 2006	442,632 398,775	— 105,000	240,869 122,502	242,066 13,125	150,750 284,705	— —	14,543 14,393	1,090,860 938,500
Robert A. Waegelein Executive Vice President and Chief Financial Officer	2007 2006	393,425 347,650	— 105,000	240,869 122,502	242,066 13,125	90,450 248,204	— —	13,375 13,225	980,185 849,706
Theodore M. Carpenter, Jr. Chief Executive Officer of Heritage Health Systems, Inc.	2007 2006	325,891 313,394	— 70,000	145,195 71,250	236,997 90,450	102,510 225,574	— —	6,750 6,600	817,343 777,268
Jason J. Israel Chief Operating Officer of CHCS Services, Inc.	2007 2006	324,346 306,577	— 70,000	182,695 108,751	146,547 3,938	99,495 219,004	— —	36,750 36,600	789,834 744,870

(1)
We review compensation in the first quarter of each fiscal year and salary increases, if any, are effective upon the board's approval of the Compensation Committee's recommendation. Salary amounts in this table reflect the actual base salary payments made in the respective year. Bonus and non-equity incentive plan compensation amounts reflect the bonus for each respective year's performance that we paid in the subsequent year.

(2)
Bonus amounts for 2006 reflect amounts paid to compensate the named executive officers for tax payments they were required to make in respect of restricted stock awards.

(3)
Stock Awards represent restricted stock grants for which we recorded compensation expense in the respective year. We calculated the compensation expense in accordance with Financial Accounting Standards Board Statement No. 123(R), "Share-based Payment," known as SFAS 123(R), and it includes expense for grants made in the year reported and grants made in prior years which we continued to expense in the year reported. We determined these amounts by multiplying the number of restricted shares granted by the closing market price of a share of our common stock on the date of grant, and allocating the result over the vesting period of the award.

(4)
The amounts reported as Option Awards represent the expense we recognized in the year reported for stock option grants awarded to our named executive officers. In accordance with FAS 123(R) methodology, the compensation expense reflected is for grants made in the year reported and prior years, which we continued to expense in the year reported. In 2004, we granted stock options to Mr. Carpenter in connection with our acquisition of Heritage Health Systems, Inc. These options vest 25% at each of the first four anniversaries of the grant date and expire after ten years. The exercise price for these options is based on the closing market price of a share of Universal American Corp. common stock on the grant date. We did not award stock options to our named executive officers in 2005 or 2006. On February 12, 2007, we awarded our named executive officers non-qualified options for 2006 performance. We awarded two types of options, regular and "turbo" options. Both types of options vest 25% upon grant and 25% at each of the next three anniversaries and expire after seven years. The exercise price for both types of options is based on the closing market price of a share of Universal American Corp. common stock on the grant date. However, for the turbo options, the exercise price for the portion vesting increases by 10% over the prior year's exercise price. We made the supplemental awards of options in 2007 pursuant to a guideline approved by our board of directors and Compensation Committee under which we seek to maintain ownership of five percent of our equity by management and employees. These supplemental options vest 25% at each of the first four anniversaries of the grant date and expire after seven years. The exercise price for the supplemental options is based on the closing market price of a share of Universal American Corp. common stock on the grant date. We awarded the grants under our 1998 Incentive Compensation Plan, as amended, which we describe in Note 7—"Stock-Based Compensation" of the notes to consolidated financial statements included under Item 8—"Financial Statements and Supplementary Data" in our annual report on Form 10-K for the year ended December 31, 2007.

  We determined the grant date fair value reported in this column for the awards as of the option's grant date using a Black-Scholes stock option valuation model based on the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	New Hire 2004	Annual - Regular 2007	Annual - Turbo 2007	Supplemental -Equity Raise 2007	Supplemental - Memberhealth Acquisition 2007
Dividend yield	—%	—%	—%	—%	—%
Volatility	40.00%	39.06%	39.60%	40.88%	36.45%
Risk-free interest rate	4.66%	4.80%	4.80%	5.16%	4.01%
Expected life (years)	9.0	4.25	4.25	4.75	4.75
Grant Date Fair value/share	$6.03	$7.09	$6.26	$8.99	$8.95
(5)
Amounts reported reflect, as applicable, car allowance, relocation benefits and our matching contribution into the Universal American Corp. 401(k) Savings Plan.

          The amounts rendered in 2007:

  •
  For Mr. Barasch, the amount reported reflects $7,243 car allowance and $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Bryant, the amount reported reflects $7,793 car allowance and $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Waegelein, the amount reported reflects $6,625 car allowance and $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Carpenter, the amount reported reflects $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Israel, the amount reported reflects $6,000 car allowance, $24,000 housing allowance and $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

          The amounts rendered in 2006:

  •
  For Mr. Barasch, the amount reported reflects $7,243 car allowance and $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Bryant, the amount reported reflects $7,793 car allowance and $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Waegelein, the amount reported reflects $6,625 car allowance and $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Carpenter, the amount reported reflects $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

  •
  For Mr. Israel, the amount reported reflects $6,000 car allowance, $24,000 housing allowance and $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

Grants of Plan-Based Awards

        The following table sets forth the awards granted pursuant to our equity and non-equity incentive plans in fiscal year 2007.

Grants of Plan-Based Awards Table

									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)(6)
										All Other Option Awards: Number of Securities Underlying Options (#)(4)(7)			Grant Date Fair Value of Stock and Awards ($)(4)(5)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Award ($/Sh)	Closing Market Price on Grant Date ($/Sh)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard A. Barasch	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	730,343	1,217,238	1,598,355	122,494	204,157	268,079	— — 21,657 — 10,000 — 50,000	120,000 62,500 — 30,000 — 130,000 —	18.47 18.47 21.15 23.83	18.47 18.47 18.47 21.15 21.15 23.83 23.83	850,800 391,250 400,005 269,700 211,500 1,163,500 1,191,500
Gary W. Bryant	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	225,000	375,000	492,413	64,496	107,493	141,149	— — 16,243 — 7,500 — 30,000	60,000 31,250 — 20,000 — 80,000 —	18.47 18.47 21.15 23.83	18.47 18.47 18.47 21.15 21.15 23.83 23.83	425,400 195,625 300,008 179,800 158,625 716,000 714,900
Robert A. Waegelein	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	202,500	337,500	443,171	64,496	107,493	141,149	— — 16,243 — 7,500 — 30,000	60,000 31,250 — 20,000 — 80,000 —	18.47 18.47 21.15 23.83	18.47 18.47 18.47 21.15 21.15 23.83 23.83	425,400 195,625 300,008 179,800 158,625 716,000 714,900
Theodore M. Carpenter, Jr.	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	153,000	255,000	334,841	40,371	67,285	88,352	— — 10,828 — 5,000 — 15,000	36,000 18,750 — 12,500 — 50,000 —	18.47 18.47 21.15 23.83	18.47 18.47 18.47 21.15 21.15 23.83 23.83	255,240 117,375 199,993 112,375 105,750 447,500 357,450
Jason J. Israel	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	2/12/2007 2/12/2007 2/12/2007 2/12/2007 6/14/2007 6/14/2007 10/25/2007 10/25/2007	148,500	247,500	324,992	38,747	64,578	84,797	— — 10,828 — 5,000 — 15,000	36,000 18,750 — 12,500 — 50,000 —	18.47 18.47 21.15 23.83	18.47 18.47 18.47 21.15 21.15 23.83 23.83	255,240 117,375 199,993 112,375 105,750 447,500 357,450

(1)
We have reflected the actual payment of incentive compensation in the Summary Compensation Table. Please see the "Compensation Discussion and Analysis" section of this proxy statement for a discussion of incentive compensation for our named executive officers.

(2)
In addition to the non-equity incentive plan discussed in (1) above, an equity incentive plan is also available to our named executive officers. Please see the "Compensation Discussion and Analysis" section of this proxy statement for a discussion of incentive compensation for our named executive officers.

(3)
Reflects awards of restricted stock pursuant to our 1998 Incentive Compensation Plan during 2007. The award in February was for 2006 performance. We made the supplemental awards in June and October pursuant to a guideline approved by our board of directors and Compensation Committee under which we seek to maintain a five percent ownership of our equity by management and employees. The restricted stock vests ratably over a four year period, one-fourth on each anniversary date. Any termination, including retirement prior to vesting, results in forfeiture of the unvested portion of the award. A participant granted restricted stock has all of the rights of a shareholder, such as the right to vote the restricted stock and the right to receive dividends on the restricted stock.

(4)
The amounts reported as Option Awards represent the number of shares underlying the stock option grants awarded during 2007. On February 12, 2007, we awarded executive officers non-qualified options for 2006 performance. We awarded two types of options, regular and "turbo" options. Both types of options vest 25% upon grant and 25% at each of the next three anniversaries and expire after seven years. The exercise price for both types of options is based on the closing market price of a share of our common stock on the grant date. However, for the turbo options, the exercise price for the portion vesting increases by 10% over the prior year's exercise price. The supplemental awards of options in June and October were made pursuant to a guideline approved by our board of directors and Compensation Committee under which we seek to maintain a five percent ownership of our equity by management and employees. These supplemental options vest 25% at each of the first four anniversaries of the grant date and expire after seven years. The exercise price for the supplemental options is based on the closing market price of a share of our common stock on the grant date. We awarded the grants under our 1998 Incentive Compensation Plan, as amended, which is described in Note 7—"Stock-Based Compensation" of the Notes to Consolidated Financial Statements included under Item 8—"Financial Statements and Supplementary Data" in Universal American Corp.'s 2007 Annual Report on Form 10-K.

  We determined the grant date fair value reported in this column for the awards as of the option's grant date using a Black-Scholes stock option valuation model based on the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	Annual- Regular 2007	Annual- Turbo 2007	Supplemental -Equity Raise 2007	Supplemental -Memberhealth Acquisition 2007
Dividend yield	—%	—%	—%	—%
Volatility	39.06%	39.60%	40.88%	36.45%
Risk-free interest rate	4.80%	4.80%	5.16%	4.01%
Expected life (years)	4.25	4,25	4.75	4.75
Grant Date Fair value/share	$7.09	$6.26	$8.99	$8.95
(5)
We determined the aggregate grant date fair value of stock awards by multiplying the number of restricted shares granted by the per share intra-day average market price, as reported by NASDAQ or the NYSE, as applicable, of our common stock on the grant date.

(6)
We granted an award of restricted stock for 2007 performance under our 1998 Incentive Compensation Plan on March 28, 2008. This award is not included in the table above, but has the same vesting terms as the prior year's award. A summary of this award is as follows:

	Grant Date	Shares	Closing Price on Grant Date	Grant Date Fair Value
Richard A. Barasch	3/28/2008	—	$10.35	$—
Gary W. Bryant	3/28/2008	16,018	$10.35	$165,786
Robert A. Waegelein	3/28/2008	13,896	$10.35	$143,824
Theodore M. Carpenter, Jr.	3/28/2008	12,535	$10.35	$129,737
Jason J. Israel	3/28/2008	10,643	$10.35	$110,155
(7)
On March 28, 2008, we awarded executive officers non-qualified options pursuant to our 1998 Incentive Compensation plan for 2007 performance. The grant date reflects the date of the board of directors meeting at which the board ratified the Compensation Committee's recommendation for annual equity compensation grants. We awarded two types of options, regular and "turbo" options. Both types of options vest 25% upon grant and 25% at each of the next three anniversaries and expire after seven years. The exercise price for both types of options is based on the closing market price of a share of our common stock on the grant date. However, for the turbo options, the exercise price for the portion vesting increases by 10% over the prior year's exercise price. A summary of the 2008 option grants for 2007 performance is set forth below.

		Regular				Turbo
Name	Grant Date	Number of securities underlying Options	Exercise price for Option Awards	Closing Price on Grant Date	Grant Date Fair Value	Number of securities underlying Options	Base price for Option Awards	Closing Price on Grant Date	Grant Date Fair Value
Richard A. Barasch	3/28/2008	90,000	$14.00	$10.35	$232,200	62,500	$14.00	$10.35	$135,000
Gary W. Bryant	3/28/2008	45,000	$14.00	$10.35	$116,100	31,250	$14.00	$10.35	$67,500
Robert A. Waegelein	3/28/2008	45,000	$14.00	$10.35	$116,100	31,250	$14.00	$10.35	$67,500
Theodore M. Carpenter, Jr.	3/28/2008	30,000	$14.00	$10.35	$77,400	20,000	$14.00	$10.35	$43,200
Jason J. Israel	3/28/2008	26,250	$14.00	$10.35	$67,725	18,750	$14.00	$10.35	$40,500

        The grant date fair value reflects the FAS 123(R) value of the award. For the purposes of determining the fair value of stock option awards, we use the Black-Scholes option pricing model and the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	Regular	Turbo
Dividend yield	—%	—%
Volatility	39.18%	39.53%
Risk-free interest rate	2.51%	2.51%
Expected life (years)	4.25	4.25
Grant Date Fair value/share	$2.58	$2.16

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the equity awards to our named executive officers pursuant to our equity and non-equity incentive plans that were outstanding at the end of fiscal year 2007.

		Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Richard A. Barasch	100,000 200,000 400,000 12,500 25,000 12,500 25,000 25,000 13,417 15,625 — — — 30,000 — — — — — — — —	— — — — — — — — — — 15,625 15,625 15,625 90,000 30,000 130,000 — — — — — —	— — — — — — — — — — — — — — — — — — — — — —	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	2.62 3.15 3.15 4.09 4.09 3.88 3.88 6.45 5.57 18.47 20.32 22.35 24.58 18.47 21.15 23.83 — — — — — —	05/28/2008 08/01/2009 08/01/2009 04/01/2010 04/01/2010 02/28/2011 02/28/2011 03/28/2012 04/01/2013 02/12/2014 02/12/2014 02/12/2014 02/12/2014 02/12/2014 06/14/2014 10/25/2014 — — — — — —	— — — — — — — — — — — — — — — — 3,710 5,983 7,329 21,657 10,000 50,000	— — — — — — — — — — — — — — — — 94,939 153,105 187,549 554,203 255,900 1,279,500

Gary W. Bryant	80,000 35,000 87,500 175,000 15,000 30,000 12,500 25,000 45,000 25,000 7,812 — — — 15,000 — — — — — — — —	— — — — — — — — — — — 7,813 7,812 7,813 45,000 20,000 80,000 — — — — — —	— — — — — — — — — — — — — — — — — — — — — — —	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	2.62 2.25 3.15 3.15 4.09 4.09 3.88 3.88 6.45 5.57 18.47 20.32 22.35 24.58 18.47 21.15 23.83 — — — — — —	05/28/2008 12/08/2008 08/01/2009 08/01/2009 04/01/2010 04/01/2010 02/28/2011 02/28/2011 03/28/2012 04/01/2013 02/12/2014 02/12/2014 02/12/2014 02/12/2014 02/12/2014 06/14/2014 10/25/2014 — — — — — —	— — — — — — — — — — — — — — — — — 3,710 5,983 7,329 16,243 7,500 30,000	— — — — — — — — — — — — — — — — — 94,939 153,105 187,549 415,658 191,925 767,700
Robert A. Waegelein	50,000 20,000 75,000 150,000 12,500 25,000 12,500 25,000 45,000 25,000 7,812 — — — 15,000 — — — — — — — —	— — — — — — — — — — — 7,813 7,812 7,813 45,000 20,000 80,000 — — — — — —	— — — — — — — — — — — — — — — — — — — — — — —	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	2.62 2.25 3.15 3.15 4.09 4.09 3.88 3.88 6.45 5.57 18.47 20.32 22.35 24.58 18.47 21.15 23.83 — — — — — —	05/28/2008 12/08/2008 08/01/2009 08/01/2009 04/01/2010 04/01/2010 02/28/2011 02/28/2011 03/28/2012 04/01/2013 02/12/2014 02/12/2014 02/12/2014 02/12/2014 02/12/2014 06/14/2014 10/25/2014 — — — — — —	— — — — — — — — — — — — — — — — — 3,710 5,983 7,329 16,243 7,500 30,000	— — — — — — — — — — — — — — — — — 94,939 153,105 187,549 415,658 191,925 767,700

Theodore M. Carpenter, Jr.	48,000 9,000 4,687 — — — — — — — — — —	12,000 27,000 — 4,688 4,687 4,688 12,500 50,000 — — — — —	— — — — — — — — — — — — —	$ $ $ $ $ $ $ $	10.70 18.47 18.47 20.32 22.35 24.58 21.15 23.83 — — — — —	05/28/2014 02/12/2014 02/12/2014 02/12/2014 02/12/2014 02/12/2014 06/14/2014 10/25/2014 — — — — —	— — — — — — — — 5,038 6,107 10,828 5,000 15,000	— — — — — — — — 128,922 156,278 277,089 127,950 383,850
Jason J. Israel	60,000 7,500 9,000 4,687 — — — — — — — — — — —	— — 27,000 — 4,688 4,687 4,688 12,500 50,000 — — — — — —	— — — — — — — — — — — — — — —	$ $ $ $ $ $ $ $ $	6.86 5.57 18.47 18.47 20.32 22.35 24.58 21.15 23.83 — — — — — —	07/08/2012 04/01/2013 02/12/2014 02/12/2014 02/12/2014 02/12/2014 02/12/2014 06/14/2014 10/25/2014	— — — — — — — — — 3,710 5,038 6,107 10,828 5,000 15,000	— — — — — — — — — 94,939 128,922 156,278 277,089 127,950 383,850

Option Exercises and Stock Vested

        The following table sets forth the number and value received upon option exercises during fiscal year 2007 and the value of other stock awards that vested during fiscal year 2007.

Option Exercises and Stock Vesting Table

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Richard A. Barasch	68,000	1,520,615	11,836	227,927
Gary W. Bryant	—	—	11,836	227,927
Robert A. Waegelein	15,000	320,250	11,836	227,927
Theodore M. Carpenter, Jr.	—	—	4,555	88,104
Jason J. Israel	—	—	9,162	176,155

(1)
Stock awards represent restricted stock grants that vested during 2007.

(2)
The Value Realized on Exercise is based on the difference between the closing market price of a share of our common stock and the exercise price of the options on the date of exercise. A particular named executive officer may or may not have sold options exercised, and you should not infer from the inclusion of this information in this table that the named executive officer is or was in actual receipt of the indicated funds.

(3)
The Value Realized on Vesting is based on the closing market price of a share of our common stock on the date of vesting. A particular named executive officer vested may or may not have sold shares, and you should not infer from the inclusion of this information in this table that the named executive officer is or was in actual receipt of the indicated funds.

Potential Payments upon Termination or Change-in-Control

        We have entered into employment agreements with each of our named executive officers. These employment agreements provide severance benefits in the event of termination of employment. Regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive amounts earned, but not yet then paid, during his term of employment, principally base salary and amounts accrued and vested through our 401(k) Savings Plan. In addition, except as provided in the tables below, each named executive officer is eligible to receive vested equity awards upon a termination of employment for any reason. Each named executive officer other than Mr. Israel is subject to a non-competition covenant under his employment agreement. Each named executive officer has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but in no event may this period exceed the expiration date of the option.

        The following tables provide information on potential benefits that each named executive officer could receive under the employment agreements under various termination scenarios, calculated as if any termination occurred on December 31, 2007. We would only be able to determine the actual amounts paid to any named executive officer at the time of the executive's separation from us.

Richard A. Barasch, Chairman and Chief Executive Officer

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(20)
Severance:
Base Salary	—	(4)	—	(4)	—	(4)	—	(4)	1,622,984	(4)(6)	1,622,984	(4)(6)	3,245,968	(4)(11)
Cash Bonus	—		—		—	(5)	—	(5)	811,492	(5)(7)	811,492	(5)(7)	811,492	(5)(7)
Accelerated Vesting:
Stock Options	—		—		—		—		1,151,550	(9)	1,151,550	(9)	1,394,293	(9)
Restricted Stock	—		—		—		—		2,525,196	(9)	2,525,196	(9)	2,525,196	(9)
Health, life and other benefits	—		—		—		—		24,468	(10)	24,468	(10)	36,702	(10)
Tax Gross-Up	—		—		—		—		—		—		590,788	(13)

Subtotal Termination Related Payments	—		—		—		—		6,135,690		6,135,690		8,604,439
Fair value of Currently Vested Stock Options	18,453,333	(1)(8)	18,453,333	(1)(8)	18,453,333	(2)(8)	18,453,333	(3)(8)	18,453,333	(8)	18,453,333	(8)	18,453,333	(8)

Total	18,453,333		18,453,333		18,453,333		18,453,333		24,589,023		24,589,023		27,057,772

Gary W. Bryant, Executive Vice President and Chief Operating Officer

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(20)
Severance:
Base Salary	—	(4)	—	(4)	—	(4)	—	(4)	500,000	(4)(14)	500,000	(4)(14)	750,000	(4)(16)
Cash Bonus	—		—		225,000	(5)	225,000	(5)	225,000	(5)	225,000	(5)	225,000	(5)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		775,839	(9)
Restricted Stock	—		—		—		—		—		—		1,810,876	(9)
Health, life and other benefits	—		—		—		—		13,114	(15)	13,114	(15)	17,485	(10)

Subtotal Termination Related Payments	—		—		225,000		225,000		738,114		738,114		3,579,201
Fair value of Currently Vested Stock Options	11,850,686	(1)(8)	11,850,686	(1)(8)	11,850,686	(2)(8)	11,850,686	(2)(8)	11,850,686	(8)	11,850,686	(8)	11,850,686	(8)

Total(19)	11,850,686		11,850,686		12,075,686		12,075,686		12,588,801		12,588,801		15,429,887

Robert A. Waegelein, Executive Vice President and Chief Financial Officer

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(20)
Severance:
Base Salary	—	(4)	—	(4)	—	(4)	—	(4)	450,000	(4)(14)	450,000	(4)(14)	675,000	(4)(16)
Cash Bonus	—		—		135,000	(5)	135,000	(5)	135,000	(5)	135,000	(5)	135,000	(5)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		756,939	(9)
Restricted Stock	—		—		—		—		—		—		1,810,876	(9)
Health, life and other benefits	—		—		—		—		18,621	(15)	18,621	(15)	24,828	(10)

Subtotal Termination Related Payments	—		—		135,000		135,000		603,621		603,621		3,402,643
Fair value of Currently Vested Stock Options	9,808,796	(1)(8)	9,808,796	(1)(8)	9,808,796	(2)(8)	9,808,796	(2)(8)	9,808,796	(8)	9,808,796	(8)	9,808,796	(8)

Total(19)	9,808,796		9,808,796		9,943,796		9,943,796		10,412,417		10,412,417		13,211,439

Theodore M. Carpenter, Jr., Chief Executive Officer of Heritage Health Systems, Inc.

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(20)
Severance:
Base Salary	—	(4)	—	(4)	—	(4)	—	(4)	680,000	(4)(6)	680,000	(4)(6)	—	(4)(17)
Cash Bonus	—		—		153,000	(5)	153,000	(5)	153,000	(5)	153,000	(5)	153,000	(5)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		569,269	(9)
Restricted Stock	—		—		—		—		—		—		1,074,089	(9)
Health, life and other benefits	—		—		—		—		5,792	(18)	5,792	(18)	—	(17)

Subtotal Termination Related Payments	—		—		153,000		153,000		838,792		838,792		1,823,358
Fair value of Currently Vested Stock Options	812,171	(1)(8)	812,171	(1)(8)	812,171	(2)(8)	812,171	(2)(8)	812,171	(2)(8)	812,171	(2)(8)	812,171	(2)(8)

Total(19)	812,171		812,171		965,171		965,171		1,650,963		1,650,963		2,635,530

Jason J. Israel, Chief Operating Officer of CHCS Services, Inc.

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(20)
Severance:
Base Salary	—	(4)	—	(4)	—	(4)(17)	—	(4)(17)	—	(4)(17)	—	(4)(17)	330,000	(4)(19)
Cash Bonus	—		—		148,500	(5)(17)	148,500	(5)(17)	148,500	(5)(17)	148,500	(5)(17)	148,500	(5)(17)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		419,164	(9)
Restricted Stock	—		—		—		—		—		—		1,169,028	(9)
Health, life and other benefits	—		—		—		—		—	(17)	—	(17)	—	(17)

Subtotal Termination Related Payments	—		—		148,500		148,500		148,500		148,500		2,066,692
Fair value of Currently Vested Stock Options	1,371,401	(1)(8)	1,371,401	(1)(8)	1,371,401	(2)(8)	1,371,401	(3)(8)	1,371,401	(2)(8)	1,371,401	(2)(8)	1,371,401	(2)(8)

Total	1,371,401		1,371,401		1,519,901		1,519,901		1,519,901		1,519,901		3,438,093

(1)
The named executive officer has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but in no event may this period exceed the expiration date of the option.

(2)
The named executive officer has one year following termination by death or disability to exercise vested stock options, but in no event may this period exceed the expiration date of the option.

(3)
The named executive officer has four years following termination for retirement to exercise vested stock options, but in no event may this period exceed the expiration date of the option.

(4)
Executive entitled to earned but unpaid base salary through date of termination. All earned base salary would have been paid on December 31, 2007.

(5)
Executive is entitled to receive a pro rata portion of any bonus that the executive would have been entitled to receive in the year based upon the percentage of the calendar year that shall have elapsed through the date of executive's termination of employment, payable when the bonus would have otherwise been payable had the executive's employment not terminated.

(6)
Executive entitled to a lump sum payment equal to 200% of base salary, in addition to bonus in (5) above.

(7)
Executive entitled to a lump sum payment equal to lesser of bonus for fiscal year prior to termination or base salary.

(8)
Executive entitled to all vested equity awards:

Named Executive Officer	Value of Vested Options at December 31, 2007 (a)
Richard A. Barasch	$18,453,333
Gary W. Bryant	11,850,686
Robert A. Waegelein	9,808,796
Theodore M. Carpenter, Jr.	812,171
Jason J. Israel	1,371,401

$42,296,389
      (a)
      The intrinsic value of options is based on the excess of the closing stock price at December 31, 2007 over the exercise price. Our stock price has declined considerably since that date, reducing the value of vested and unvested options.

(9)
Executive entitled to accelerated vesting of all unvested equity awards:

        The value of unvested options is as follows:

Named Executive Officer	Value of Unvested Options at December 31, 2007 (a)	Incremental Value due to Change in Control(b)	Value of Accelerated Vesting due to Change in Control
Richard A. Barasch	$1,151,550	$242,743	$1,394,293
Gary W. Bryant	624,377	151,463	775,839
Robert A. Waegelein	624,377	132,563	756,939
Theodore M. Carpenter, Jr.	559,047	37,223	596,269
Jason J. Israel	380,367	38,798	419,164
	$3,339,716	$602,788	$3,942,504
      (a)
      The intrinsic value of options is based on the excess of the closing stock price at December 31, 2007 over the exercise price. Our stock price has declined considerably since that date, reducing the value of vested and unvested options.

      (b)
      In the event of a change in control, as defined by our 1998 Incentive Compensation Plan, any award carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested as of the time of the change in control.

      Any optionee who holds an option will be entitled to elect, during the 60-day period immediately following a change in control, in lieu of acquiring the shares of stock covered by the option, to receive, and we will be obligated to pay as soon as practicable, initially determinable payments and thereafter any supplemental payments then due, in cash, the excess of the change in control price over the exercise price of the option, multiplied by the number of shares of stock covered by the option.

      The "change in control price" means an amount in cash equal to the higher of

      •
      the amount of cash and fair market value of property that is the highest price per share paid, and reflecting extraordinary dividends, in any transaction triggering the change in control or any liquidation of shares following a sale of substantially all of our assets, or

      •
      the highest fair market value per share at any time during the 60 day period preceding and 60 day period following the change in control.

      The highest price of our common stock in the 60 day period preceding or following December 31, 2007 was $25.80.

        The value of unvested restricted stock is as follows:

Named Executive Officer	Shares Unvested at December 31, 2007	Closing Price on December 31, 2007	Value of Unvested Restricted Stock at December 31, 2007
Richard A. Barasch	98,679	$25.59	2,525,196
Gary W. Bryant	70,765	$25.59	1,810,876
Robert A. Waegelein	70,765	$25.59	1,810,876
Theodore M. Carpenter, Jr.	41,973	$25.59	1,074,089
Jason J. Israel	45,683	$25.59	1,169,028
Total	327,865		8,390,065
(10)
Executive entitled to 24 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(11)
Executive entitled to a lump sum payment equal to 400% of base salary.

(12)
Executive entitled to 36 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(13)
The employment agreement for this executive provides that in the event it is determined that

  •
  any payment, benefit or distribution, or any acceleration of vesting, or any combination, by us for the benefit of the executive would be subject to the excise tax imposed by subparagraph C(a)4999 of the Internal Revenue Code, which relates to payments that are contingent on a change in ownership or effective control of, or the ownership of a substantial portion of the assets of, a corporation, or

  •
  any interest or penalties are incurred by the executive with respect to the excise tax,

    the executive will be entitled to receive an additional gross-up payment in an amount equal to the sum of

      •
      the excise tax on any payment, which we call the first round excise tax plus

      •
      any income taxes on the portion of the first round excise tax relating solely to the acceleration of the executive's stock options plus

      •
      any excise tax imposed on the portion of the first round excise tax relating solely to the acceleration of the executive's stock options.

(14)
Executive entitled to a lump sum payment equal to 100% of base salary.

(15)
Executive entitled to 18 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(16)
Executive entitled to a lump sum payment equal to 150% of base salary.

(17)
No entitlement to applicable payment.

(18)
Executive entitled to 12 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage,and excludes any amount payable under death benefits for the policies.

(19)
Executive entitled to one year of severance.

(20)
Assumes termination of employment for any reason within 12 months following a change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

        Our Audit Committee is responsible for the review and approval of any transaction, relationship or arrangement in which we are a participant and that involves board members, our executive officers, beneficial owners of more than 5% of our common stock, their immediate family members, domestic partners and companies in which they have a material interest. We refer to these as related party transactions and to the persons or entities involved as related persons. Our Audit Committee evaluates related party transactions for purposes of recommending to the disinterested members of the board that the transactions are fair, reasonable and within our policies and practices and should be approved or ratified.

        Pursuant to our Code of Business Conduct and Ethics, our directors and employees must report any circumstances that may create or appear to create a conflict between us and the interests of the related person, regardless of the amount involved. Our Directors and executive officers must also periodically confirm information about related person transactions.

        We do not have any written standards for approving related party transactions. However, the Audit Committee only approves a related party transaction if it believes the transaction is in our and our shareholders' best interest. The Audit Committee considers the appropriateness of any related party transaction in light of all relevant factors including:

  •
  the benefits of the transaction to us;

  •
  the terms of the transaction and whether they are arm's-length and in the ordinary course of business for both parties;

  •
  the direct or indirect nature of the related party's interest in the transaction;

  •
  the size and expected duration of the transaction; and

  •
  other facts and circumstances that bear on the materiality of the related party transaction under applicable law and NYSE listing standards.

Relationship with Equity Investors

        As of April 23, 2008, WCAS IX and WCAS X collectively owned approximately 18.6% of our voting stock, Capital Z owned approximately 23.6% of our voting stock, Lee-Universal and its affiliates collectively owned approximately 7.1% of our voting stock, and Perry and its affiliates collectively owned approximately 9.6% of our voting stock, in each case common stock, calculated as set forth in "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers of Universal

American—Security Ownership of Certain Beneficial Owners" below. We refer collectively to these investors in our company as the equity investors.

  Old Shareholders' Agreement

        Two of our directors, Eric W. Leathers and Robert A. Spass, and one of our former directors, Bradley E. Cooper, who resigned September 21, 2007, upon the closing of the MemberHealth acquisition, at which time Capital Z's right to designate directors was reduced by one director, also are principals of Capital Z. We entered into a shareholders' agreement with Capital Z, Richard Barasch, our Chairman and Chief Executive Officer, and several of our other shareholders on July 30, 1999. That shareholders' agreement required that all proposed sales and transfers by the other shareholders who were party to the shareholders' agreement first had to be offered to Mr. Barasch and Capital Z and its affiliates. However, pledges and some other transfers by any party to the old shareholders' agreement of less than 1% of our outstanding common stock at any one time, or 2.5% when aggregated with the other transfers by the shareholder and his, her or its permitted transferees of our outstanding common stock, were permitted. The old shareholders' agreement provided for "tag-along" and "drag-along" rights under some circumstances. The tag-along rights allowed the holder of stock to include his, her or its stock in a sale of common stock initiated by another party to the old shareholders' agreement. The drag-along rights permitted a selling party to the old shareholders' agreement to force the other parties to the old shareholders' agreement to sell a proportion of the other holder's shares in a sale arranged by the selling shareholder.

        Under the terms of the old shareholders' agreement, Capital Z had the right to nominate three of the nine members of our board of directors, and Mr. Barasch had the right to nominate two directors. Capital Z and Mr. Barasch were each required to vote for the directors nominated by the other. The right of Mr. Barasch to nominate directors was subject to his continued employment with us. In addition, the right to nominate directors was not transferable, except that Capital Z could transfer its right to a third-party buyer that acquired 10% or more of our outstanding common stock from Capital Z.

  New Stockholders' Agreement

        On September 21, 2007, concurrently with the closing of the MemberHealth acquisition and the stage 2 securities purchase agreement under which we obtained financing for the acquisition, and as a condition to the closing of the acquisition, we entered into a new stockholders' agreement with the equity investors, Mr. Barasch and WCAS IX, which received a substantial amount of our common stock in the acquisition.

  Board of Directors Provisions

        Upon the execution of the new stockholders' agreement, our board of directors increased its size to 13 directors, consisting of two directors designated by Capital Z, two directors designated by WCAS IX and WCAS X collectively, one director designated by Lee-Universal, one director designated by Perry, one director who must be our then current chief executive officer, and six additional directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the NYSE. Capital Z has designated Messrs. Leathers and Spass, WCAS IX and WCAS X have designated Messrs. Hallberg and Traynor, Lee-Universal has designated Mr. Gormley and Perry has designated Mr. Etheridge to serve on our board.

  General Restrictions on Transfer

        Each stockholder party to our new stockholders' agreement is subject to customary restrictions on its ability to transfer capital stock. Under these transfer restrictions,

  •
  with respect to the common stock issued in the merger, a 180 day lock-up period began on the date of the closing of the merger agreement and ended on March 21, 2007, and

  •
  with respect to our preferred stock issued under the securities purchase agreements, and the common stock into which the preferred stock is convertible, restrictions on transfers last until one year from the closing of the transactions pursuant to the applicable securities purchase agreement.

        In addition, if any stockholder or stockholders acting together wish to transfer our securities that represent, in the aggregate, more than 5% of the then outstanding shares of our common stock, assuming the conversion of all shares of our preferred and non-voting common stock, these stockholders must first offer us, and second each other party to the agreement that, together with its permitted transferees, holds more than 5% of the then outstanding shares of our common stock, the option to purchase the securities that the selling stockholder or stockholders wish to transfer. If neither we nor the stockholder offerees purchase the offered securities in their entirety, the selling stockholder may transfer the offered securities to us or the stockholder offerees at the designated price in the transferring stockholder's notice of offer, or may transfer the offered securities to a third party at the same or a higher price than that which the stockholder specified in its notice of offer.

        Any stockholder or stockholders acting together to transfer our securities that represent, in the aggregate, more than 5% of the then outstanding shares of our common stock must offer all other stockholders party to the new stockholders' agreement that do not elect to purchase the securities from the transferring stockholder, the right to participate proportionately, on equal price and other terms as the initiating stockholder or stockholders, in the transfer of our securities.

  Additional Restrictive Covenants

        No equity investor or affiliate, for so long as they collectively own in the aggregate 20% or more of our common stock, nor Richard Barasch or his affiliates, may acquire beneficial ownership of any additional shares of our common stock except for:

  •
  the acquisition pursuant to a tender offer or exchange offer for outstanding shares of common stock, or a merger pursuant to a merger agreement with us, where, in each case,

  •
  it is approved by at least a majority of the independent, disinterested directors who are not equity investor-designated directors, and

  •
  in an approved offer, at least a majority of the shares not owned by the acquirer are purchased in the tender offer or have voted in favor of the merger;

  •
  acquisitions of our securities issued or sold to the equity investor or its affiliates directly or indirectly through conversion or exchange of our preferred stock or non-voting common stock issued to the equity investor or its affiliates pursuant to the MemberHealth merger agreement or the securities purchase agreements executed in connection with the merger agreement;

  •
  acquisitions of shares issued with the approval of a majority of the board of directors or the Compensation Committee of our board of directors to any director designated by the equity investor in respect of the director's service on the board of directors;

  •
  acquisitions of shares pursuant to any stock split, stock dividend or the like effected by us;

  •
  acquisitions by an equity investor or any of its affiliates that would not result in such equity investor, along with its affiliates, owning above a specified percentage of our then outstanding common stock;

  •
  in the case of Richard Barasch, acquisitions of equity based compensation awards, such as stock option grants and restricted stock grants, that have been approved by a majority of the board of directors or the Compensation Committee of the board of directors, and shares acquired upon exercise of these awards; or

  •
  acquisitions by an equity investor or its affiliates of securities of companies that own shares of our common stock, provided that

  •
  the purpose of the acquisition by the equity investor or its affiliates was not the acquisition of beneficial ownership of additional shares of our common stock and

  •
  the company whose shares the equity investor or its affiliates acquires owns no more than 0.5% of our outstanding shares of common stock.

        These restrictions expire on the earliest to occur of

  •
  June 30, 2010,

  •
  our entering into a definitive agreement providing for a recapitalization, merger, share exchange, business combination or similar extraordinary transaction that results in a change of control of more than 40% of the total voting power of all of our outstanding securities,

  •
  a sale of substantially all of our assets,

  •
  our entering into a definitive agreement whereby a person or entity acquires 50% or more of the total voting power of all of our outstanding securities,

  •
  the commencement of a tender offer or exchange offer for more than 50% of the total voting power of all of our outstanding securities, which offer is not withdrawn within 5 days after it is commenced, or

  •
  the equity investors and their respective affiliates, collectively, cease to own at least 20% of our common stock then outstanding, assuming conversion of all shares of preferred and non-voting common stock, provided that no equity investor or its affiliates has disclosed a specific plan or proposal to acquire additional voting securities that would be required to be disclosed under Item 4 of Schedule 13D under the Exchange Act. In the case of the second, third, fourth or fifth bullet above, the transaction must not otherwise be in contravention of the foregoing requirements of the relevant section of the new stockholders' agreement.

  Termination of the New Stockholders' Agreement

        The new stockholders' agreement will terminate upon the first to occur of any of the following events:

  •
  consummation of the acquisition of beneficial ownership, by any person, of all of our common stock and common stock equivalents subject to the new stockholders' agreement without violation of the agreement;

  •
  our admission in writing of our general inability to pay our debts as they become due, our written assignment for the benefit of creditors, or the appointment of a liquidator, bankruptcy receiver or similar occurrence under applicable law with respect to us and the proceeding shall not have been dismissed or stayed within 60 days after commencement;

  •
  a duly authorized winding up, liquidation or dissolution of our parent holding company; or

  •
  the written consent to termination by stockholders holding not less than 70% of the common stock held by all the stockholders that are parties to the new stockholders' agreement.

        Mr. Barasch will cease to be bound by the agreement if he is no longer our chief executive officer.

  Registration Rights Agreement

        Concurrently with the execution of the MemberHealth merger agreement, we entered into a registration rights agreement, dated as of May 7, 2007, with the equity investors, Capital Z, Mr. Barasch and other parties receiving consideration under the merger agreement.

  Registration Rights

  Demand Registration

        If at any time or from time to time we receive a written request from

  •
  a holder or holders party to the registration rights agreement holding more than 15% of the then outstanding registrable securities, as defined in the agreement, or

  •
  specified shareholders who are party to the agreement,

that we effect the registration under the Securities Act of all or any part of the registrable securities held by the person delivering the notice, and specifying the intended method of distribution thereof, which we refer to as a demand registration, then we must promptly give notice of the demand registration at least 21 days prior to the anticipated filing date of the registration statement relating to the notice to the other holders, and we must effect, subject to specified limitations, as expeditiously as possible, the registration of:

  •
  all registrable securities for which the requesting holder has requested registration; and

  •
  all other registrable securities that any other holders have requested we register by request received by us within 14 days after these holders receive our notice of demand registration.

        We will be liable for and pay all expenses related to any demand registration, regardless of whether we effect the registration. However, we will not be obligated to:

  •
  effect any registration pursuant to the demand registration of a holder or holders holding more than 15% of the then outstanding registrable securities unless the aggregate gross proceeds expected to be received from the sale of the registrable securities included in the demand registration are at least $50 million, prior to deducting underwriting discounts and commissions;

  •
  effect more than one demand registration for each of the initial equity investor holders, or effect more than two demand registrations for specified related investor groups; or

  •
  effect a demand registration within 180 days of having effected a prior demand registration pursuant to the provisions described above.

  Piggyback Registration

        If we propose to register any equity securities under the Securities Act other than pursuant to a demand registration and other than

  •
  a registration on Form S-4 related to a merger, business acquisition or business combination involving us,

  •
  a registration on Form S-8 relating to one of our equity compensation plans for our directors or employees or the directors or employees of our subsidiaries,

  •
  a registration on Form S-2 relating to shares issued prior May 7, 2007, or relating to shares issuable upon the exercise of incentive stock options, in each case, issued to our agents under our incentive compensation plans for our agents and the agents of our subsidiaries, or

  •
  a registration on Form S-3 filed relating to the shares issued pursuant to the MemberHealth merger agreement and covering exclusively those shares of common stock issuable pursuant to the merger agreement, we must give prompt written notice at least 21 days prior to the anticipated filing date of the registration statement to each holder party to the registration rights agreement, offering the opportunity to include in our registration statement all or any portion of its registrable securities. Upon the request by any recipient of this notice made within 14 days after the receipt of the notice, we must use our reasonable best efforts to effect the registration under the Securities Act of all registrable securities that we have been so requested to register, to the extent required to permit the disposition of the registrable securities so to be registered. We refer to this registration as a piggyback registration. We will be liable for and pay all expenses related to any piggyback registration, regardless of whether we effect the registration.

  Limitations on Subsequent Registration Rights

        We have agreed that we will not enter into any agreement with respect to any equity securities that grants or provides holders of the securities with registration rights that have terms more favorable than the registration rights granted to the holders in the registration rights agreement unless similar rights are granted to the holders.

  Indemnification

        The registration rights agreement contains customary indemnification provisions requiring indemnification by us, as well as those holders who are participating in any registration of our securities.

  Other Transactions and Relationships with Equity Investors

        Simultaneous with the closing of the stage 1 securities purchase agreement that provided a portion of the financing for the MemberHealth acquisition, pursuant to a separate agreement, Capital Z sold 6,250,000 shares of our common stock to other equity investors, including 2,083,000 shares to an affiliate.

        In connection with the stage 1 and stage 2 securities purchase agreements, the equity investors received specified fees. Capital Z received a fee of approximately $3,945,000, plus the reimbursement of expenses incurred in connection with the transactions. Following the closing of the merger and the stage 1 and stage 2 securities purchase agreements, Capital Z owns approximately 23.5% of our voting stock assuming the exercise of options held that are vested, or will be vested within 60 days after April 23, 2008, and assuming conversion of series B preferred stock into common shares.

        In connection with the merger agreement, holders of shares of our common stock and Series B Preferred Stock representing approximately 50% of our voting stock, entered into a voting agreement pursuant to which they agreed to vote in favor of the issuance of the common stock, the issuance of series A preferred stock and series B preferred stock issuable pursuant to the stage 2 securities purchase agreement and amendment to our certificate of incorporation to increase our number of authorized shares of common stock and preferred stock and to create a class of non-voting common stock.

Indebtedness of Management

        No director, executive officer or immediate family member of any director or executive officer has been, directly or indirectly, indebted to us at any time since January 1, 2007 in an amount in excess of $120,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC and NYSE reports of ownership of our securities and changes in reported ownership. Executive officers, directors and greater than 10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us, or written representations from the reporting persons that other reports were required, we believe that, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to our executive officers, directors, and greater than 10% beneficial owners were timely met except as set forth below.

        The following table sets forth the identity of each person or entity that, at any time during 2007, was a director, officer, beneficial owner of more than ten percent of any class of our equity securities registered pursuant to section 12 of the Exchange Act, and that failed to file on a timely basis, as disclosed in the relevant forms, reports required by section 16(a) of the Exchange Act during 2007.

Type of Report	Date of Report	Date of Event Requiring Report		Reporting Person(s)(1)
Form 3	October 3, 2007	September 18, 2007	(2)	Thomas Scully
Form 3	October 15, 2007	May 7, 2007		Union Square Universal GP, LLC(3)
Form 4	February 21, 2007	February 12, 2007		Richard A. Barasch(4)
Form 4	February 23, 2007	February 12, 2007		Gary W. Bryant(3), Theodore M. Carpenter(3), Jason Israel(3), Lisa Spivack Katz, Anne Mercer, Robert A. Waegelein(4)
Form 4	February 23, 2007	February 16, 2007		Gary Jacobs(3)
Form 4	May 8, 2007	May 3, 2007		David Monroe(3)
Form 4	May 17, 2007	May 8, 2007		Patrick J. McLaughlin(3)
Form 4	June 7, 2007	May 31, 2007		Mark M. Harmeling(3)
Form 4	September 6, 2007	August 23, 2007		Barry W. Averill, Capital Z Financial Services Fund II, Mark M. Harmeling, Linda H. Lamel, Patrick J. McLaughlin, Robert F. Wright
Form 4	October 15, 2007	May 7, 2007		Capital Z Partners Ltd.
Form 4	October 15, 2007	September 21, 2007		Union Square Universal GP, LLC
Form 4	October 30, 2007	October 25, 2007		Richard A. Barasch, Gary W. Bryant, Theodore M. Carpenter, Jr., Charles E. Hallberg, Jason Israel, Gary Jacobs, David Monroe, Mitchell J. Stier, Robert A. Waegelein
Form 4	October 31, 2007	October 25, 2007		Sally W. Crawford
Form 4	December 11, 2007	December 5, 2007		Richard A. Barasch
Form 4	December 11, 2007	December 6, 2007		Robert A. Waegelein

(1)
Except as set forth in footnotes below, each person or entity listed below failed to file one form on a timely basis in 2007.

(2)
This report misstates the date of the event requiring the report. The correct date is September 21, 2007. Accordingly, the report is not in fact late, although it appears on its face to be late.

(3)
Failed to file two forms on a timely basis in 2007.

(4)
Failed to file three forms on a timely basis in 2007.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young served as our independent registered public accounting firm for the fiscal year ended December 31, 2006, and the Audit Committee has appointed Ernst & Young as our independent registered public accounting firm for 2008, subject to ratification by shareholders.

        In the event that ratification of this appointment of the independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the Audit Committee will reconsider the appointment of the independent registered public accounting firm. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Ernst & Young as our independent registered public accounting firm for fiscal year 2008.

        Representatives of Ernst & Young will be present at the annual meeting. The representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

        Your ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the 2008 fiscal year does not preclude the Audit Committee from terminating its engagement of Ernst & Young and retaining a new independent registered public accounting firm, if it determines that such an action would be in our best interests.

Fees and Expenses

        The table below provides details of the fees that we paid to Ernst & Young for professional services rendered by Ernst & Young in 2007 and 2006. The Audit Committee approved all of these services in conformity with its pre-approval process.

	2007	2006
Audit Fees(1)	$3,973,155	$4,940,334
Audit-Related Fees(2)	57,200	68,759
Tax Fees(3)	77,287	127,132
All Other Fees(4)	2,500	47,489
Total Fees	$4,110,142	$5,183,715

    (1)
    Reflects all services performed to comply with generally accepted auditing standards and the Public Company Accounting Oversight Board, known as the PCAOB, and services that generally only our independent registered public accounting firm can provide. These fees reflect our audit, and, as required, the audit of various subsidiaries, the audit of management's assessment of the effectiveness of internal control over financial reporting for 2006, which is no longer required for subsequent years, the audit of the effectiveness of internal control over financial reporting, quarterly reviews, statutory audits, and comfort letters, consents and assistance with and review of documents filed with the SEC.

    (2)
    Reflects assurance and related services rendered by Ernst & Young for the audit of our 401(k) plan and accounting consultations in connection with proposed or consummated acquisitions or dispositions, such as the sale of our Canadian subsidiary in 2006.

    (3)
    Reflects all services performed by professional staff in the independent registered public accounting firm's tax division for tax consultation and compliance services, except for those services related to the audit of our financial statements.

    (4)
    Reflects fees for other permitted products and services provided by Ernst & Young, primarily for services relating to the review of audit work papers by third parties and the annual renewal of software licenses for accounting research software. The Audit Committee considered the nature of the services covered under "All Other Fees" and determined that these services provided by Ernst & Young were compatible with maintaining Ernst & Young's independence.

Pre-Approval Policies and Procedures

        Under its charter, the Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm subject, if applicable, to shareholder ratification. The Audit Committee is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The Audit Committee engages the independent registered public accounting firm directly, and the independent registered public accounting firm reports directly to the Audit Committee.

        The Audit Committee has adopted a formal policy whereby it pre-approves all audit, review and attest services and all other permitted tax and non-audit services, including fees and terms of engagement, to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by the Audit Committee prior to the completion of the audit. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year and the cost for performing these services, which the Audit Committee formally approves.

        If we cannot obtain pre-approval for auditing services and permitted non-audit services as a result of inherent time constraints in the matter for which these services are required, the chairperson of the Audit Committee has authority to pre-approve the services, provided that the estimated cost of the services on each such occasion does not exceed $25,000, and the chairperson of the Audit Committee will report the pre-approval for ratification to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

Vote Required

        The affirmative vote "FOR" by a majority of the votes cast at the annual meeting by the holders of our common stock and series B preferred stock, voting together as a single class, either in person or by proxy, is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" THIS PROPOSAL.

MARKET PRICE AND DIVIDEND INFORMATION

Market information

        Our common stock has been traded on the New York Stock Exchange under the symbol "UAM" since December 3, 2007. Our common stock was traded in the over-the-counter market and quoted on the NASDAQ Global Select tier of The NASDAQ Stock Market, or "NASDAQ," under the symbol "UHCO" through November 30, 2007. The following table sets forth the high and low sales prices for our common stock on the New York Stock Exchange or the NASDAQ National Market, as reported by NASDAQ, as applicable, for the periods indicated.

	Common Stock
Period	High	Low
Year Ended December 31, 2006
First Quarter	18.74	14.33
Second Quarter	15.93	12.72
Third Quarter	16.90	12.13
Fourth Quarter	19.30	15.55
Year Ended December 31, 2007
First Quarter	19.50	18.42
Second Quarter	22.00	18.29
Third Quarter	22.85	19.14
Fourth Quarter	25.80	22.90
Year Ending December 31, 2008
First Quarter	25.97	10.17
Second Quarter (through April 23, 2008)	11.13	8.95

        The closing sale price of our common stock on April 23, 2008, as reported by the NYSE, was $10.20 per share.

Dividends

        We have never declared cash dividends on our common stock, and have no present intention to declare any cash dividends in the foreseeable future. Our credit facility, which we entered into in connection with the MemberHealth acquisition in September 2007, limits our ability to pay dividends, and the debentures that we have issued simultaneously with our trust preferred securities also limit our ability to pay dividends if we fail to make the required interest payments under the debentures.

Fees

        In connection with the stage 1 and stage 2 securities purchase agreements,

  •
  Capital Z received a fee of approximately $3,945,000, plus reimbursement of expenses incurred in connection with the transactions. Capital Z and Union Square collectively own approximately 23.6% of our common stock.

  •
  WCAS X received a fee of approximately $4,425,000, plus reimbursement of expenses incurred in connection with the transactions. WCAS IX and WCAS X collectively own approximately 18.6% of our common stock.

  •
  Affiliates of Perry received a fee of approximately $3,315,000, plus reimbursement of expenses incurred in connection with the transactions. Perry and its affiliates collectively own approximately 9.6% of our common stock.

  •
  Lee-Universal received a fee of approximately $3,315,000, plus reimbursement of expenses incurred in connection with the transactions. Lee-Universal owns approximately 7.1% of our common stock.

        We have calculated the above ownership percentages as set forth in "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers of Universal American—Security Ownership of Certain Beneficial Owners" below.

Stockholders' and Registration Rights Agreements

        In connection with the execution of the MemberHealth merger agreement and the securities purchase agreements through which we financed a portion of the purchase price for MemberHealth, we entered into a stockholders' agreement and a registration rights agreement. For a description of these agreements, please see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—Relationship with Equity Investors—New Stockholders' Agreement" and "—Registration Rights Agreement" above.

Equity Compensation Plan Information

        The following table sets forth information relating to equity securities authorized for issuance under our equity compensation plans as of December 31, 2007:

Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,675,801	12.80	7,591,571	(2)
Equity compensation plans not approved by Security holders	—	—	—
Total	5,675,801	12.80	7,591,571

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS OF UNIVERSAL AMERICAN

Security Ownership of Certain Beneficial Owners

        The following table indicates the shareholders who have reported beneficial ownership of more than 5% of our outstanding shares of common stock as of March 31, 2008. The information below is based upon the most recent Schedules 13D and 13G filed with the SEC, except to the extent otherwise known by us.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Capital Z Partners, Ltd.(3) 230 Park Avenue South, 11th Floor New York, NY 10003	16,965,912	23.6%
Welsh, Carson, Anderson & Stowe(6) 320 Park Avenue—Suite 2500 New York, NY 10022	14,080,560	18.6%
Perry Corp.(4) 767 Fifth Avenue, 19th Floor New York, NY 10153	6,920,500	9.6%
FMR LLC(7) 82 Devonshire Street Boston, MA 02109	7,431,604	10.5%
Lee Universal Holdings, LLC(5) 767 Fifth Avenue New York, NY 10153	5,250,000	7.1%

(1)
Beneficial ownership assumes the exercise of options held by the beneficial owner that are vested, or will be vested within 60 days after April 23, 2008. Beneficial ownership also assumes conversion of series B preferred stock into common shares. The number of shares of common stock into which one share of the series B preferred stock is convertible is determined by dividing

•
$2,000 (the amount known as the "preferred share price") by

•
the conversion price in effect at the time of conversion.

  The initial conversion price of the series B preferred stock is $20, subject to adjustment in the future as a result of stock splits, subdivisions reclassifications or combinations, other distributions, specified repurchases of common stock, business combinations and certain other events or factors.

(2)
The percentage of ownership is based on 70,857,478 shares of our common stock outstanding, net of 2,215,472 shares held in treasury, as of April 23, 2008. We calculated the percentage of class owned by each shareholder by dividing:

•
the number of shares deemed to be beneficially held by the shareholder as of April 23, 2008, as determined in accordance with Rule 13d-3 of the Exchange Act; by

•
the sum of

•
70,857,478 which is the number of shares of common stock outstanding net of 2,215,472 shares held in treasury as of April 23, 2008; plus

•
the number of shares of common stock issuable upon exercise of currently exercisable options and series B preferred stock and other derivative securities held by the shareholder.

  There are currently 132,895 shares of series B preferred stock outstanding that can be converted into 13,289,500 shares common stock at any time by the holder of the preferred stock.

(3)
Based upon information contained in a Schedule 13D/A filed with the SEC on September 25, 2007. The shares of common stock beneficially owned by Capital Z Partners, Ltd. constitute 13,992,093 shares directly held by Capital Z Financial Services Fund II, L.P. and 73,819 shares directly held by its affiliate Capital Z Financial Services Private Fund II, L.P. Capital Z Partners, in its capacity as the general partner of Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., has the sole power to vote all 14,065,912 shares. Union Square Partners Management, L.L.C., the successor firm to Capital Z Management, L.L.C., is the beneficial owner of 6,189,500 shares, including 2,083,000 shares of common stock and 41,065 shares of Series B preferred stock which are convertible at any time into 4,106,500 shares of common stock. Union Square has the sole power to vote all 6,189,500 shares. Union Square also owns 605 shares of Series A preferred stock, which have no voting rights and are not convertible into common stock by Union Square, but are exchangeable for a like number of Series B preferred stock, and which are in turn convertible at any time into 60,500 shares of common stock, subject to obtaining the requisite clearance, approval or waiver regarding the exchange of Series A preferred stock for Series B preferred stock.

(4)
Based upon information contained in a Schedule 13D filed with the SEC on May 10, 2007. Perry Corp. has the sole power to vote all 5,820,500 common shares owned. Also Perry Corp. is the owner of 11,000 shares of Series B preferred stock, which are convertible at any time into 1,100,000 shares of common stock. Additionally, Perry Corp. is the owner of 41,500 shares of Series A preferred stock, which have no voting rights and are not convertible into common stock, but are exchangeable for a like number of Series B preferred stock, and which are in turn convertible at any time into 4,150,000 shares of common stock, subject to obtaining the requisite clearance, approval or waiver regarding the exchange of Series A preferred stock for Series B preferred stock.

(5)
Based upon information contained in a Schedule 13D filed with the SEC on September 26, 2007. Lee-Universal has the sole power to vote all 2,083,500 shares of common stock owned. Also, Lee-Universal is the owner of 31,665 shares of Series B preferred stock, which are convertible at any time into 3,166,500 shares of common stock.

(6)
Based upon information contained in a Schedule 13D/A filed with the SEC on March 17, 2008 and Form 8-K filed with the SEC on April 23, 2008 regarding the exchange of 5,000 shares of Series A preferred stock for 5,000 shares of Series B participating convertible preferred stock. WCAS and its affiliates have the sole power to vote all 9,164,060 common shares owned. Also, WCAS is the owner of 49,165 shares of Series B preferred stock, which are convertible at any time into 4,916,500 shares of common stock.

(7)
Based upon information contained in a Schedule 13G filed with the SEC on February 14, 2008. FMR LLC and its affiliates have the sole power to vote all 7,413,604 shares.

Ownership of Common Stock by Directors and Executive Officers

        The following table shows information regarding the amount of our common stock beneficially owned as of April 23, 2008 by (a) the members of our board of directors; (b) our chief executive officer and the four most highly compensated executive officers other than the chief executive officer, who we refer to collectively as our named executive officers; and (c) our directors and executive officers as a group.

Name, Address and Position(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Richard A. Barasch Chief Executive Officer and Chairman of the Board	2,786,942	(4)	3.9%
Barry Averill Director	5,000	(5)	*
Gary W. Bryant Executive Vice President and Chief Operating Officer	807,172	(6)	1.1%
Ted Carpenter Chief Executive Officer of Heritage Health Systems, Inc.	191,582	(7)	*
Sally W. Crawford Director	—		*
Mathew W. Etheridge Director (designated by Perry Capital)(9)	—	(8)	*
Mark Gormley Director (designated by Lee-Universal)(9)	44,474	(10)	*
Charles E. Hallberg Chief Executive Officer of MemberHealth, LLC, and Director	2,087,157	(11)	2.9%
Mark M. Harmeling Director	73,197	(12)	*
Jason J. Israel Chief Operating Officer of CHCS Services, Inc.	184,762	(13)	*
Linda H. Lamel Director	14,139	(14)	*
Eric W. Leathers Director (designated by Capital Z/Union Square)(9)	1,455	(15)	*
Patrick J. McLaughlin Director	79,889	(16)	*
Robert A. Spass Director (designated by Capital Z/Union Square)(9)	143,333	(17)	*
Sean Traynor Director (designated by WCAS)(9)	2,391	(18)	*
Robert A. Waegelein Executive Vice President and Chief Financial Officer	743,136	(19)	1.0%
Robert F. Wright Director	185,165	(20)	*
All Directors and Executive Officers as a Group	7,621,310		10.4

*
Less than 1%.

(1)
Unless otherwise noted, each person's address is in care of Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573.

(2)
For purposes of this security ownership table, beneficial ownership includes currently exercisable options and options exercisable within 60 days after April 23, 2008. Except as otherwise noted below, all shares of common stock, vested options and all restricted stock are owned beneficially by the individual listed with sole voting and investment power.

(3)
We have calculated the percentage of the class for each shareholder by dividing:

•
the number of shares deemed to be beneficially held by the shareholder as of April 23, 2008, as determined in accordance with Rule 13d-3 of the Exchange Act, by

•
the sum of

•
70,857,478, which is the number of shares of common stock outstanding, net of 2,215,472 shares held in treasury, as of April 23, 2008, plus

•
the number of shares of common stock issuable upon exercise of currently exercisable options and other derivative securities held by the shareholder.

(4)
Includes 950,292 shares of our common stock that Mr. Barasch may acquire through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008. Also includes 505,461 shares of common stock which are held directly by, or in trust for, members of Mr. Barasch's immediate family as to which Mr. Barasch disclaims beneficial ownership.

(5)
Includes 5,000 shares of our common stock that Mr. Averill may acquire through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(6)
Includes 484,687 shares of our common stock that Mr. Bryant may acquire through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(7)
Includes 103,000 shares of our common stock Mr. Carpenter may acquire through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(8)
Mr. Etheridge was formerly a Managing Partner of Perry Capital LLC, which is an affiliate of Perry Corp. Perry Corp. may be deemed to be the indirect beneficial owner of 5,820,500 shares of our common stock, 11,000 shares of our Series B Preferred Stock and options to purchase 10,000 shares of our common stock. Richard Perry is the president, sole director and sole stockholder of Perry Corp. Each of Mr. Perry and Perry Corp. disclaims beneficial ownership of all shares of our common stock, our series B preferred stock and options to purchase shares of our common stock, except to the extent of any pecuninary interest therein.

(9)
The beneficial ownership reported for the non-employee directors serving at the nomination of our equity investors reflects their personal holdings and does not reflect any shares or other beneficial ownership arising from their service on the our board. Compensation for the service of non-employee directors serving at the designation of their respective equity investors in the form of cash or equity awards is paid to the respective equity investors or their affiliates, not the individual non-employee director.

(10)
Address is c/o Lee Equity, 767 Fifth Avenue, New York, NY 10153. Mr. Gormley is a Partner of Lee Equity. Mr. Gormley disclaims beneficial ownership of all shares of our common stock that are beneficially owned by Lee Equity.

(11)
Includes 439,344 shares of our common stock held by trusts for the benefit of members of Mr. Hallberg's family as to which Mr. Hallberg disclaims beneficial ownership.

(12)
Includes 39,3898 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(13)
Includes 109,250 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(14)
Includes 5,389 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(15)
Address is c/o Capital Z Management, LLC, 230 Park Avenue South, New York, NY 10003. Mr. Leathers is a Partner and Vice President of Capital Z Partners, L.P., the immediate general partner of Capital Z and Union Square Universal GP, LLC, the general partner of Union Square. Mr. Leathers disclaims beneficial ownership of all shares of our common stock that are beneficially owned by Capital Z and Union Square.

(16)
Includes 39,389 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(17)
Address is c/o Capital Z Management, LLC, 230 Park Avenue South, New York, NY 10003. Mr. Spass is a shareholder of Capital Z Partners, Ltd., the ultimate general partner of Capital Z and is a member of Union Square Universal GP, LLC, the general partner of Union Square. Mr. Spass disclaims beneficial ownership of all shares of our common stock that are beneficially owned by Capital Z and Union Square.

(18)
Address is c/o Welsh, Carson, Anderson & Stowe, 320 Park Avenue—Suite 2500, New York, NY 10022. Mr. Traynor is a Partner and Vice President of WCAS. Mr. Traynor disclaims beneficial ownership of all shares of our common stock that are beneficially owned by WCAS.

(19)
Includes 509,687 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

(20)
Includes 9,389 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after April 23, 2008.

FUTURE SHAREHOLDER PROPOSALS

        We did not receive any shareholder proposals for inclusion in this proxy statement in connection with the annual meeting.

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some shareholder proposals may be eligible for inclusion in our 2009 proxy statement. These shareholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive offices, in care of our Corporate Secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, and must otherwise comply with the applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934, as amended. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. We must receive all submissions no later than December 30, 2008. We strongly encourage any shareholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement. The Nominating and Governance Committee reviews all shareholder proposals and makes recommendations to the board for action on any proposals. For information on recommending individuals for consideration as director nominees, see the "Corporate Governance" section of this proxy statement. Nominations for director must be accompanied by written consent to being named in the proxy statement as a nominee and to serving as a director if elected. All proposals must comply with requirements set forth in our bylaws, a copy of which may be obtained from our Secretary.

        In addition, to be considered for presentation at the annual meeting of our shareholders to be held in 2009, a shareholder proposal submitted outside the Rule 14a-8 processes described above must be received by our Secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, by March 14, 2009, and discretionary authority may be used if not timely submitted.

OTHER MATTERS

        As of the date of this proxy statement, the board of directors does not know of any matters, other than those referred to in this proxy statement, to be presented at the annual meeting for action by the shareholders. However, if any other matters are properly brought before the meeting or any postponements or adjournments thereof, we intend that the shares represented by proxies will be voted with respect to such matters in the discretion and judgment of the person acting under the proxies.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The SEC allows us to "incorporate by reference" business and financial information that is not included in or delivered with this proxy statement, which means that we can disclose important information to you by referring to another document filed separately with the SEC. The Universal American information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. We incorporate by reference the documents listed below and all documents we subsequently file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than information furnished to the SEC pursuant to Item 2.02 or Item 7.01 of Form 8-K).

        This proxy statement incorporates by reference the documents set forth below:

  •
  Our annual report on Form 10-K for the fiscal year ended December 31, 2007 filed on March 17, 2008, which we are delivering in connection with this proxy statement;

  •
  Our current reports on Form 8-K filed with the SEC on March 17, 2008 and March 18, 2008; and

  •
  The description of our common stock set forth in the registration statement on Form 8-A/A filed pursuant to Section 12 of the Exchange Act on November 29, 2007.

        We are also incorporating by reference additional documents that may be filed with the SEC between the date of the filing of this proxy statement and the date of the annual meeting.

        You can obtain any of the documents listed above from us or the SEC. Documents listed above are available from us without charge, excluding all exhibits unless the exhibits have specifically been incorporated by reference in this proxy statement. Holders of shares of our common stock may obtain documents listed above by requesting them upon written or oral request from us at the following address:

Universal American Corp.
Six International Drive, Suite 190,
Rye Brook, New York 10573
(914) 934-5200
Attention: Legal Department

Annex A

UNIVERSAL AMERICAN CORP.

CODE OF BUSINESS CONDUCT AND ETHICS

        This Code of Business Conduct and Ethics (the "Code") is designed to promote honest, ethical and lawful conduct by all employees, officers and directors of the Company and all subsidiaries and entities controlled by it (collectively, the "Company"). The Code is intended to help employees, officers and directors understand the Company's standards of ethical business practices and to stimulate awareness of ethical and legal issues that may be encountered in carrying out their responsibilities. In addition, the Company will endeavor to contract with other entities that adhere to the same or similar standards to those set forth in this Code, and the Company's contractors may in certain circumstances be required to adhere to such standards.

        The actions of every employee, officer and director affect the reputation and integrity of the Company. Therefore, it is essential that each take the time to review this Code and develop a working knowledge of its provisions. In particular, all employees, officers and directors are expected at all times to:

  •
  Avoid conflicts between personal and professional interests where possible;

  •
  Pursue the ethical handling of actual or apparent conflicts of interest when conflicts or appearance of conflicts are unavoidable, including through full disclosure to a responsible supervisor or the Company's Chief Ethics Officer of any transaction or relationship that reasonably could be expected to give rise to a conflict;

  •
  Provide full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Company with regulators and in other public communications made by the Company;

  •
  Comply with applicable governmental rules and regulations, which is necessary and important generally, and because the Company is a government contractor under the Federal Medicare program;

  •
  Promptly report to a responsible supervisor, the Chief Ethics Officer or other appropriate internal authority any violations of this Code; and

  •
  Be accountable personally for adherence to this Code.

        This Code is part of a broader set of Company policies described in greater detail in the Employee Handbook.

        It is difficult to anticipate every decision or action that an employee, officer or director of the Company may face or consider. Whenever you have any doubt about the right ethical or legal choice to make, fully disclose the circumstances, seek guidance about the right thing to do, and keep asking until you obtain guidance. An employee should make full disclosure to, and seek guidance from, the employee's supervisor in the first instance. The Company's Chief Ethics Officer or–in instances involving accounting practices, internal controls or audits–the Audit Committee are also avenues to consider.

        Those who violate the standards in this Code will be subject to disciplinary action. If you are in a situation that you believe may involve or lead to a violation of this Code, you have an affirmative duty to disclose to, and seek guidance from a responsible supervisor, the Chief Ethics Officer or other appropriate internal authority, which may include the Plan Compliance Officer for a particular plan. Failure to follow this Code, as well as to comply with federal, state, local and foreign laws, and the

Company's corporate policies and procedures may result in termination of employment or termination of Board service.

        It is the Company's policy to encourage the communication of bona fide concerns relating to the lawful and ethical conduct of business, and audit and accounting procedures or related matters. It is also the policy of the Company to protect those who communicate bona fide concerns from any retaliation for such reporting. Confidential and anonymous mechanisms for reporting concerns are available and are described in this Code. However, anonymous reporting does not serve to satisfy a duty to disclose your potential involvement in a conflict of interest or in unethical or illegal conduct.

1.
Conflicts of Interest

        A conflict of interest occurs when an individual's private interest interferes in any way–or even appears to interfere–with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, such persons are of special concern. The Company prohibits such conflicts of interest, and this section provides a means for employees, officers and directors to communicate potential conflicts to the Company.

        The Company expects all employees, officers and directors to exercise good judgment and the highest ethical standards in their activities on behalf of the Company as well as in their private activities outside the Company. Particular care should be taken to ensure that no detriment to the interests of the Company, and no appearance of such detriment, may result from a conflict between those interests and any personal or business interests which an individual employee, officer or director may have. In particular, every employee, officer and director has an obligation to avoid any activity, agreement, business investment or interest or other situation that might in fact or in appearance cause the individual to place his or her own interests, or those of another, above his or her obligation to the Company. Every employee, officer and director should take care about the appearance of a conflict since such appearance might impair confidence in, or the reputation of, the Company even if there is no actual conflict and no wrongdoing.

        While it is not possible to describe or anticipate all the circumstances and situations that might involve a conflict of interest, conflicts may arise where an employee, officer or director, or member of his or her family:

  •
  Solicits or accepts, directly or indirectly, from customers, suppliers or others dealing with the Company any kind of gift or other personal, unearned benefits as a result of his or her position in the Company (other than non-monetary items of nominal intrinsic value);

  •
  Has a financial interest in the Company's competitors, customers, suppliers or others dealing with the Company (excluding interests that are less than 1% of the outstanding securities of a publicly-traded corporation or equivalent percentage of ownership interests in an unincorporated business);

  •
  Has a consulting, managerial or employment relationship in any capacity with a competitor, customer, supplier or others dealing with the Company; or

  •
  Acquires, directly or indirectly, real property, leaseholds, patents or other property or rights in which the Company has, or the employee, officer or directors knows or has reason to believe at the time of acquisition that the Company is likely to have an interest.

        The Company's employees and officers are expected to devote their full time and attention to Company business during regular working hours and for whatever additional time may be required. Outside business activities can easily create conflicts of interest or diminish productivity and effectiveness. For these reasons, employees and officers should avoid outside business activities that divert their time and talents from the Company's business. Though the Company encourages professional activities and community involvement, special care must be taken not to compromise duties owed to the Company. Employees and officers are expected to disclose the nature of any non-Company activity for which compensation is received.

        Employees and officers must obtain approval from the Company's Chief Ethics Officer before agreeing to serve on the board of directors or similar body of a for-profit enterprise or government agency.

        Serving on boards of not-for-profit or community organizations does not require prior approval. However, if service with a not-for-profit or community organization creates a situation that poses a conflict of interest or potential conflict of interest with the Company (for example, the organization solicits charitable contributions from the Company or purchases significant services from the Company), the Company's Chief Ethics Officer should be contacted for approval to continue such service.

        In addition, prior to seeking any election or appointment to public office, an employee, officer or director must notify his or her supervisor or the Chief Ethics Officer to clarify the Company's position in the event the candidacy is successful or the appointment is made.

        Subject to the limitations imposed by this Code, each employee and officer is free to engage in outside activities that do not interfere with the performance of his or her responsibilities or otherwise conflict with the Company's interests. Where activities may be of a controversial or sensitive nature, employees and officers are expected to seek the guidance of a responsible supervisor, the Chief Ethics Officer, or other appropriate internal authority before engaging in such activities. No employee, officer or director may use his or her Company position or title or any Company equipment, supplies or facilities in connection with outside activities, nor may any employee, officer or director do anything that might infer sponsorship or support by the Company of such activity, unless such use has been approved in writing by a responsible supervisor, Chief Ethics Officer, or other appropriate internal authority.

        Employees and officers should not solicit contributions or other support from fellow employees, or distribute non-work-related material to fellow employees, during working hours or in areas where work is being performed.

        Employees, officers and directors and their families are prohibited from requesting, accepting or offering any form of "under-the table" payment, "kickback," bribe, rebate, or other improper or questionable payment or gratuity in connection with any corporate expenditure or sale of goods or services. If approached with such an offer, a responsible supervisor, the Chief Ethics Officer or other appropriate internal authority should be contacted immediately.

        No employee, officer or director may accept loans or guarantees of obligations (except from banks of other entities that provide such services in the normal course and at arms' length) from any individual, organization or entity doing or seeking to do business with the Company. Any offer of such a loan should be reported to a responsible supervisor, the Chief Ethics Officer or other appropriate internal authority.

        In all instances where the appearance of a conflict exists, the nature of the conflict must be disclosed to a responsible supervisor, the Chief Ethics Officer or other appropriate internal authority. Where there is a real or perceived conflict of interest involving a director of the Company, the matter should be referred to the Chief Ethics Officer for interpretation and discussion with the Board of Directors or with the Audit Committee to which such responsibility has been delegated for resolution.

2.
Protection and Proper Use of Company Assets

        Every employee, officer and director has a personal responsibility to protect the assets of the Company and ensure their efficient use. The assets of the Company include tangible assets, such as products, equipment and facilities, as well as intangible assets, such as corporate opportunities, intellectual property, trade secrets and business information (including any nonpublic information learned as an employee, officer or director of the Company).

  a.
  Theft or Misuse of Company Assets

        The Company's assets may only be used for legitimate business purposes. No employee, officer or director may take, make use of, or knowingly misappropriate the assets of the Company, for personal use, for use by another, or for an improper or illegal purpose. No employee, officer or director is permitted to remove, dispose of, or destroy anything of value belonging to the Company without the Company's consent, including both physical items and electronic information.

  b.
  Corporate Opportunities

        Employees, officers and directors may not:

  •
  take for themselves personally opportunities that are discovered through the use of the Company's property, information or position;

  •
  use the Company's property, information, or position for personal gain; or

  •
  compete with the Company.

        Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

        No employee, officer or director of the Company shall, for personal or any other person's or entity's gain, deprive the Company of any business opportunity for benefit which could be construed as related to any existing or reasonably anticipated future activity of the Company. Employees, officers and directors who learn of any such opportunity through their association with the Company may not disclose it to a third party or invest in the opportunity without first offering it to the Company.

        No employee, officer or director of the Company may participate in an initial public offering or otherwise accept special investment opportunities from a supplier, vendor (including banks or financial advisers), or customer with whom the Company is doing business or that is seeking to sell products or services to the Company without first disclosing the opportunity to the Company's Chief Ethics Officer.

  c.
  Confidential Information/Privacy

        No employee, officer or director of the Company who is entrusted with information of a confidential or proprietary nature (about the Company, its suppliers, customers or other constituents) shall disclose that information outside the Company, either during or after service with the Company, except with written authorization of the Company or as may be otherwise required by law. Employees, officers and directors may not use confidential information for their own personal benefit or the benefit of persons or entities outside the Company.

        Confidential information includes all non-public information learned as an employee, officer or director of the Company. It includes, but is not limited to;

  •
  Non-public information that might be of use to competitors, of interest to the press, or harmful to the Company or its customers, if disclosed;

  •
  Non-public information about the Company's financial condition, prospects or plans, its marketing and sales programs and research and development information, as well as information relating to mergers and acquisitions, stock splits and divestitures;

  •
  Non-public information concerning possible transactions with other companies or information about the Company's customers, suppliers or joint venture partners, which the Company is under an obligation to maintain as confidential; and

  •
  Non-public information about discussions and deliberations, relating to business issues and decisions, between and among employees, officers and directors.

  d.
  Network Use, Integrity & Security

        The Company reserves the right to monitor or review any and all data and information contained on any employee's or officer's computer or other electronic device issued by the Company. In addition, the Company reserves the right to monitor or review an employee's or officer's use of the Internet, Company Intranet and Company e-mail or any other electronic communications without prior notice.

        Access to Company systems will be revoked and disciplinary action may be taken in the event that such systems are used to commit illegal acts, or to violate the nondiscrimination, harassment, pornography, solicitation or proprietary information terms of this Code or any other Company policy or handbook, or any other terms of this Code.

        In order to maintain systems integrity and protect the Company network, no employee or officer should divulge any passwords used to access any Company computer or database. Any suspected breach of the Company's network security systems should be reported to a responsible supervisor or appropriate internal authority immediately.

        All employees and officers are required to comply with the Company's Information Technology policy and should obtain pre-approval from an IT manager prior to using or distributing software on the Company's hardware to ensure that no damage or disruption to the Company's work environment is caused by the transmission a virus or a conflict with Company systems.

        No employee or officer should engage in the unauthorized use, copying, distribution or alteration of computer software whether obtained from outside sources or developed internally. All software, including "shareware," contains terms of use that must be adhered to.

3.
Relationships with Customers and Vendors

a.
Fair Dealing

        Each employee, officer and director should deal fairly with the Company's suppliers, customers, competitors and employees. No employee, officer or director should take unfair advantage through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice. We respect the confidentiality and privacy of our suppliers and customers. Information about the Company's suppliers, customers, competitors and employees must be used in an ethical manner and in compliance with the law. Under no circumstance should information be obtained through theft, illegal entry, blackmail, or electronic eavesdropping, or through misrepresenting affiliation with the Company or identity. Any confidential or proprietary information should not be used if it is suspected that such information has been obtained improperly.

        Similarly, each employee, officer and director must respect and protect any confidential or proprietary information shared with the Company unless disclosure is necessary to comply with statutory requirements, subpoenas, court orders or other lawful process or properly authorized government investigations. This information should not be released without proper authorization and should be used for legitimate business purposes only. Employees and officers should not divulge any proprietary information about their former employers, nor shall any employee, officer or director ever ask them to.

        Customers and potential customers are entitled to receive accurate information regarding prices, capabilities, terms and scheduling. The Company strives to produce advertisements that are fair,

accurate and lawful. False or misleading statements to sell or market Company products or services are to be strictly avoided. Immediate efforts should be made to correct any misunderstanding that may exist with a customer or potential customer.

  b.
  Trade Practices and Antitrust Compliance

        Vigorous competition—free from collusion and unreasonable restraints–is the best mechanism for ensuring the production of high quality, well-priced and innovative products and services. Moreover, failure to comply with antitrust and other trade regulation laws in every jurisdiction in which the Company does business could result in serious consequences both for the Company and the offending individuals–including significant civil and criminal penalties. Therefore, it is the Company's policy to compete solely on the basis of its superior and innovative products and services, through the efforts and contributions of its employees, officers and directors, and to avoid improper actions that unreasonably restrain trade. Every Company unit and employee, officer and director is expected to support Company efforts to compete vigorously in the marketplace in compliance with both the letter and the spirit of all applicable federal, state and foreign antitrust laws.

        Antitrust and trade regulation issues are very complex. Determining what actions unreasonably restrain trade or are otherwise improper will depend on the structure of the market and a number of other factors. Whenever any doubt exists as to the legality of any communication, action, arrangement or transaction, please contact the Chief Ethics Officer immediately. To avoid even the perception of unlawful conduct, employees should avoid:

  •
  discussing with a competitor prices, costs, production, products and services, bidding practices, other non-public business matters, territories, distribution channels or customers, and

  •
  restricting the right of a customer to sell or lease a product or service at or above any price.

        In addition, the following practices should not be engaged in without advance written approval by the Chief Ethics Officer:

  •
  conditioning the sale or lease of a product or service on the sale or lease of another product or service ("tying");

  •
  conditioning the purchase, sale or lease of a product or service on a reciprocal agreement with a customer or supplier;

  •
  entering into an exclusive dealing arrangement with a customer (including a lessee) or supplier;

  •
  limiting a customer (including a lessee) as to the territories in which, or the customers to whom, a product or service can be resold or leased, and

  •
  discriminating in the prices or allowances offered to competing customers (including lessees).

  c.
  False Claims Laws

        The Federal False Claims Act ("FCA") and similar state laws prohibit knowing submission of false or fraudulent claims or the making of a false record or statement in order to secure payment from a government sponsored program. Violations of the FCA can produce fines of $5,500 to $11,000 per claim in addition to penalties up to three times the value of the claim. The Company is committed to detecting and preventing fraud, waste and abuse and has processes and programs in place to review and ensure that its billing processes satisfy applicable government program requirements. Employees of the Company shall adhere to all applicable federal and state laws regulations and requirements when billing identifiable federal and state government sponsored programs. Employees of the Company have an obligation to report any ethical misconduct, including concerns about potential false claims, to the Chief Ethics Officer or other appropriate internal authority. As set forth elsewhere in this Code any retaliation against any individual making a report of a violation of the FCA is prohibited.

  d.
  Documentation

        Employees, officers and directors who are authorized to make expenditures or enter into transactions on behalf of the Company must ensure that the applicable records comply with the Company's accounting and purchasing policies and that all transactions are recorded properly.

4.
Compliance with Other Laws, Rules & Regulations

        The Company requires its employees, officers and directors to comply with all applicable laws, rules and regulations in jurisdictions where the Company does business. Violation of domestic or foreign laws and regulations may subject an individual, as well as the Company, to civil or criminal penalties, or both. To assure compliance with applicable laws and regulations, the Company has established various policies and procedures. Employees have an obligation to comply with these policies and procedures and to promptly alert management of any deviation from them.

        Legal compliance is not always intuitive. To comply with the law, employees, officers and directors must learn enough about the national, state and local laws that affect the Company to spot potential issues and to obtain proper guidance on the right way to proceed. This means, for example, that employees and officers whose day-to-day work is directly affected by particular laws have a responsibility to understand them well enough to recognize potential problem areas and to know when and where to seek advice. When there is any doubt as to the lawfulness of any proposed activity, seek advice from the Company's Chief Ethics Officer or other appropriate internal authority. Employees, officers and directors are strongly encouraged, and indeed have an obligation, to raise concerns promptly when they are uncertain as to the proper legal course of action or they suspect that some action may violate the law. The earlier a potential problem is detected and corrected, the better off the Company will be in protecting against harm to the Company's business and reputation.

        Certain legal obligations and policies that are particularly important to our business and reputation are summarized below. Further information on any of these matters may be obtained from the Company's Chief Ethics Officer or other appropriate internal authority.

  a.
  Insider Trading and Fair Disclosure

        No employee, officer or director may trade in securities while in possession of material inside information or disclose material inside information to third parties ("tipping"). Material inside information is any information that has not reached the general marketplace and is likely to be considered important by investors deciding whether to trade. Examples include earnings estimates; significant business investments; mergers, acquisitions, joint ventures, dispositions and otherstrategic transactions; expansion or curtailment of operations; and other activity of significance. Using material inside information for trading, or tipping others to trade, is both unethical and illegal.

        Accordingly, no employee, officer or director of the Company may: (a) trade securities of the Company or any other Company while in possession of material non-public information with respect to that Company; (b) recommend or suggest that anyone else buy, sell, or hold securities of any company while the employee is in possession of material non-public information with respect to that company (this includes formal or informal advice given to family, household members and friends); and (c) disclose material non-public information to anyone, other than those persons who need to know such information in order for the Company to properly and effectively carry out its business (e.g., to lawyers, advisers and other Company employees working on the matter). Of course, where material non-public information is permitted to be disclosed, the recipient should be advised of its non-public nature and the limitations on its use. Any questions as to whether information is material or non-public should be directed to the Company's Chief Ethics Officer. For additional information, see also Company's Insider Trading/Regulation FD Policy available from the Company's Chief Ethics Officer.

        Additionally, all employees, officers and directors must provide full, fair and accurate disclosure in, or for inclusion in, all government filings and public communications.

  b.
  Inquiries from the Media and Public

        The Company is committed to providing full, fair and accurate disclosure in all public communications and in compliance with all applicable law, regulations and rules. Consistent with this commitment and the Company's policy(ies) regarding Insider Trading and Fair Disclosure (see above), employees are not authorized to answer questions from the media, analysts, investors or any other members of the public. If you should receive such an inquiry, you must record the name and contact information of the person and immediately notify Robert Waegelein, Chief Financial Officer at Universal American Corp., 6 International Drive, Rye Brook, NY 10573 — 914-934-5200.

  c.
  Foreign Corrupt Practices Act

        The Company strictly prohibits giving anything of value, directly or indirectly, to a governmental official, agent or employee anywhere in the world in consideration for such official's, agent's or employee's assistance or influence (including the failure by such individual to perform his/her official duty), the purpose of which is to obtain favored treatment with respect to any aspect of the Company's business. Under no circumstance is it acceptable for any employee, officer or director to offer, give, solicit or receive any form of bribe, kickback, payoff, or inducement.

        As a United States entity, the Company is subject to the Foreign Corrupt Practices Act, which makes it illegal for companies and individuals to make, or offer to make, payment, directly or indirectly, to foreign governmental officials for the purposes of obtaining, retaining or directing business. Other countries have adopted similar legislation. Though in limited situations small "facilitation" payments to foreign government officials may be permissible if they are intended to expedite the routine performance of legitimate duties, this area is not always clear, and the situation must be discussed with the Company's Chief Ethics Officer prior to any action being taken. Any question as to whether a gift or payment would be considered improper under the Company's guidelines or national or foreign laws must be discussed with the Company's Chief Ethics Officer.

  d.
  Political Contributions and Activities

        In the United States, federal and many state laws prohibit corporations from making political contributions. No direct or indirect political contribution (including the use of Company property, equipment, funds or other assets) of any kind may be made in the name of the Company, or by using Company funds, unless the Company's Chief Ethics Officer has certified in writing that such political contribution complies with applicable law. When such permission is given, such contributions shall be by check to the order of the political candidate or party involved, or by such other means as will readily enable the Company to verify, at any given time, the amount and origin of the contribution.

  e.
  Subpoenas and Government Investigations

        As a general matter, it is the Company's policy to cooperate in any government investigations and inquiries. All subpoenas, information document requests, or other inquiries must immediately be referred to the Company's Chief Ethics Officer.

  f.
  International Business Dealings

        Specific laws and regulations apply to participation in international business. Employees and officers involved in foreign business transactions must be fully familiar with, and strictly adhere to, all applicable foreign and domestic laws and regulations. Employees and officers involved in international business matters must, at a minimum, be aware of regulations, anti-boycott provisions, Treasury Department Office of Foreign Assets Control restrictions, and applicable trade embargoes in force.

  g.
  Maintaining a Safe, Healthy and Affirmative Workplace

        The Company is an equal opportunity employer and bases its recruitment, employment, development and promotion decisions solely on a person's ability and potential in relation to the needs of the job, and complies with local, state and federal employment laws. The Company makes reasonable job-related accommodations for any qualified employee or officer with a disability when notified by the employee that he/she needs an accommodation.

        The Company is committed to a workplace that is free from sexual, racial, or other unlawful harassment, and from threats or acts of violence or physical intimidation. Abusive, harassing or other offensive conduct is unacceptable, whether verbal, physical or visual. Any person who believes that they have been harassed or threatened with or subjected to physical violence in or related to the workplace should report the incident to an appropriate supervisor or Human Resources or the Chief Ethics Officer who will arrange for it to be investigated. All efforts will be made to handle the investigation confidentially. Please refer to Section 7 of this Code for further information.

        The Company will not tolerate the possession, use or distribution of pornographic, racist, sexist or otherwise offensive materials on Company property, or the use of Company personal computers or other equipment to obtain or view such materials. All employees and officers must promptly contact an appropriate supervisor or Human Resources or the Chief Ethics Officer about the existence of offensive materials, especially child pornography, on the company's systems or premises so that appropriate action may be taken, including notifying the proper authorities if necessary.

        The Company is committed to providing a drug-free work environment. The illegal possession, distribution, or use of any controlled substances on Company premises or at Company functions is strictly prohibited. Similarly, reporting to work under the influence of any illegal drug or alcohol and the abuse of alcohol or medications in the workplace are not in the Company's best interest and violate this Code.

        All accidents, injuries, or concerns about unsafe equipment, practices, conditions or other potential hazards should be immediately reported to an appropriate supervisor.

5.
Accounting Practices, Books & Records and Record Retention

        It is the policy of the Company to fully and fairly disclose the financial condition of the Company in compliance with applicable accounting principles, laws, rules and regulations and to make full, fair, accurate timely and understandable disclosure in its periodic reports filed with the Securities and Exchange Commission and in other communications to securities analysts, rating agencies and investors. Honest and accurate recording and reporting of information is critical to the Company's ability to make responsible business decisions. The Company relies upon its accounting records to produce reports for management, rating agencies, investors, creditors, governmental agencies and others. The Company's financial statements and the books and records on which they are based must accurately reflect all corporate transactions and conform to all legal and accounting requirements and our system of internal controls.

        All employees, officers and directors–and, in particular, the chief executive officer, the chief financial officer, the comptroller and the principal accounting officer–have a responsibility to ensure that the Company's accounting records do not contain any false or intentionally misleading entries. The Company does not permit intentional misclassification of transactions as to accounts, departments or accounting periods and, in particular:

  •
  All accounting records, as well as reports produced from those records, are to be kept and presented in accordance with the laws of each applicable jurisdiction;

  •
  All records are to fairly and accurately reflect the transactions or occurrences to which they relate;

  •
  All records are to fairly and accurately reflect in reasonable detail the Company's assets, liabilities, revenues and expenses;

  •
  No accounting records are to contain any intentionally false or misleading entries;

  •
  No transactions are to be misclassified as to accounts, departments or accounting periods;

  •
  All transactions are to be supported by accurate documentation in reasonable detail and recorded in the proper account and in the proper accounting period;

  •
  All accounting records are to comply with generally accepted accounting principles; and

  •
  The Company's system of internal accounting controls, including compensation controls, is required to be followed at all times.

        Any effort to mislead or coerce the independent auditors or a member of the Company's internal audit staff concerning issues related to audit, accounting or financial disclosure has serious legal consequences for the perpetrator, including criminal sanctions, and for the Company, and is strictly prohibited. If you become aware of any violation of this policy, you must report the matter immediately to the Chief Ethics Officer or the Chairman of the Audit Committee.

To the Chief Ethics Officer as follows:

        Mitchell J. Stier, Esq., Universal American Corp., 6 International Drive, Rye Brook, NY 10573, telephone 914-934-5200.

To the Chairman of the Audit Committee as follows:

        Mr. Robert Wright, 57 W 57th St, New York, NY 10019 — 212-829-8500.

        Compliance with the Company's Records Retention Procedures is mandatory. Destroying or altering a document with the intent to impair the document's integrity or availability for use in any potential official proceeding is a crime. Prior to the destruction of corporate records, all employees must consult appropriate supervisors and managers to ensure compliance with these policies. Documents relevant to any pending, threatened, or anticipated litigation, investigation, or audit shall not be destroyed for any reason. Any belief that Company records are being improperly altered or destroyed should be reported to a responsible supervisor, the appropriate internal authority and the Chief Ethics Officer.

        Consistent with the reporting and recordkeeping commitments discussed above and elsewhere in this Code, all employees, officers and directors should accurately and truthfully complete all records used to determine compensation or expense reimbursement. This includes, among other items, reporting of hours worked (including overtime), reimbursable expenses (including travel and meals), and sales activity.

6.
Scope

        No Company policy can provide definitive answers to all questions. If employees have questions regarding any of the standards discussed or policies referenced in this Code or are in doubt about the best course of action in a particular situation, the employee should refer to the reporting requirements for that goal or standard as stated in this Code, or the reporting requirements set forth a specific Company Policy and contact the person or party designated.

        This Code is not intended to supersede or materially alter Company policies and procedures already in place as set forth in the Company's Employee Manual and communicated to Company employees. Certain policies referred to herein are contained in their entirety in the Employee Manual.

        Any waivers of this Code may be made only by the Board of Directors or the Audit Committee to which such responsibility has been delegated. Any waivers for officers or directors, including the chief executive officer, chief financial officer, comptroller or chief accounting officer, must be promptly disclosed as required by applicable law and/or stock exchange regulation.

7.
Duty to Report Violations

        Each employee, officer and director is responsible for promptly reporting to the Company any circumstances that such person believes in good faith may constitute a violation of this Code, or any other Company policy, or applicable law, regulations and rules. Except as provided in the next paragraph, suspected policy violations may be reported (including confidential and anonymous reports) by telephone (914-934-5200 ext. 319), e-mail (mstier@uafc.com), or letter to the Company's Chief Ethics Officer (to the attention of Mitchell J. Stier, Esq.) at the Company's offices, which are located at 6 International Drive, Rye Brook, NY 10573.

        Any complaint regarding accounting, internal accounting controls or auditing matters (including confidential and anonymous complaints) should be reported by telephone on a special (800) line monitored by a third party for reporting to the Company's Audit Committee, or by letter to the Audit Committee, as follows:

        1 (800) 500-0333

  Audit Committee, Universal American Corp.
  c/o Robert Wright, Chairman
  57 W. 57th St
  New York, NY 10019

        No retribution against any individual who reports violations of this Code in good faith will be permitted, and mechanisms for reporting in a confidential and anonymous manner are noted above. Every effort will be made to investigate confidential and anonymous reports within the confines of the limits on information or disclosure such reports entail. While self-reporting a violation will not excuse the violation itself, the extent and promptness of such reporting will be considered in determining any appropriate sanction, including dismissal. The Company will investigate any matter which is reported and will take any appropriate corrective action.

8.
Violations of this Code

        Allegations of Code violations will be reviewed and investigated by the Company's Chief Ethics Officer or, in appropriate circumstances by the Company's Audit Committee. Such investigations will involve any applicable Plan Compliance Officers as well. Violations of this Code may result in, among other actions, suspension of work duties, diminution of responsibilities or demotion, and termination of employment.

Annex B

UNIVERSAL AMERICAN CORP.

CORPORATE GOVERNANCE GUIDELINES

Introduction

        The Board of Directors of Universal American Corp. (the "Company"), acting on the recommendation of its Nominating and Governance Committee, has developed and adopted a set of corporate governance guidelines (the "Guidelines") to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions.

Board Composition

        The composition of the Board should balance the following goals:

        The size of the Board should facilitate substantive discussions of the whole Board in which each director can participate meaningfully;

        The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company's business; and

        A majority of the Board shall consist of directors who are neither officers nor employees of the Company or its subsidiaries, nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who, at such times as the rules of the New York Stock Exchange require, are otherwise "independent" under such rules.

Selection of Chairman of the Board and Chief Executive Officer

        The Board is free to select its Chairman and the Company's Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals.

Selection of Directors

        Nominations.    A majority of the independent directors, upon recommendation of the Nominating and Governance Committee, is responsible for determining the slate of director nominees for election to the Company's Board of Directors and for filling vacancies occurring between annual meetings of shareholders.

        Criteria.    A majority of the independent directors shall determine new nominees for the position of independent director who satisfy the requirements of the New York Stock Exchange, including Sections 303A.01 and 303A.02 of the Listed Company Manual, and the following criteria:

  •
  Personal qualities, characteristics, accomplishments and reputation in the business/insurance/healthcare community;

  •
  Ability and willingness to commit adequate time to Board and committee matters;

  •
  The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

  •
  Diversity of viewpoints, background, experience and other factors.

  •
  In addition, current knowledge and contacts in the communities in which the Company does business, in the healthcare and insurance industries or other industries relevant to the Company's business will be considered in assessing candidates for nomination to the Board.

        Invitation.    The invitation to join the Board should be extended by the Board itself via the Chairman of the Board and Chief Executive Officer of the Company, together with an independent director, when deemed appropriate.

        Orientation and Continuing Education.    Management, working with the Board, will provide an orientation process for new directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Periodically, management should prepare additional educational sessions for directors on matters relevant to the Company, its business plan and risk profile.

Election Term

        The Board does not believe it should establish term limits.

Retirement of Directors

        The Board does not believe it should establish a mandatory retirement age.

Board Meetings

        The Board currently plans at least five meetings each year, with further meetings to occur (or action to be taken by unanimous consent) at the discretion of the Board. The meetings will usually consist of committee meetings and the Board meeting.

        The agenda for each Board meeting will be prepared by the Chief Executive Officer or the Corporate Secretary. Management will seek to provide to all directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible. Board members are expected to review any materials distributed a reasonable time prior to meetings.

        Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the directors to make an informed judgment.

Executive Sessions

        To ensure free and open discussion and communication among the independent directors of the Board, the independent directors will have at least two regularly scheduled executive sessions each year, and more frequently as necessary or desirable, in conjunction with regularly scheduled meetings of the Board, at which only independent directors are present. The independent directors shall designate a director who will preside at the executive sessions.

The Committees of the Board

        The Company shall have at least the committees required by the rules of the New York Stock Exchange. The current committees of the Company are the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Investment Committee and the Executive Committee.

        All directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee's activities to the Board.

        Each of the Nominating and Governance Committee, the Audit Committee and the Compensation Committee shall be composed of directors who are not officers or employees of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise "independent" under the rules of the New York Stock Exchange. The required qualifications for the members of each committee shall be set out in the respective committees' charters. A director may serve on more than one committee for which he or she qualifies.

The Audit Committee

        Audit Committee Charter.    The Company must certify that it has adopted a formal written charter that contains the specific authority and responsibilities of the Audit Committee as set forth in Rule 10A-3(b)(2), (3), (4) and (5) of the Securities Exchange Act of 1934, as amended, and the rules of the New York Stock Exchange. The Company must certify that the Audit Committee has reviewed and reassessed the adequacy of the formal written charter on an annual basis.

        Composition.    The Audit Committee shall be composed of at least three directors each of whom is "independent" under the rules of the New York Stock Exchange. Each member of the committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the committee. In addition, at least one member of the committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

Management Succession

        At least annually, the Board shall review and concur on a succession plan, developed by management, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation, upon retirement and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the Chief Executive Officer.

Executive Compensation

        Evaluating and Approving Compensation of the Chief Executive Officer.    The Compensation Committee evaluates the performance of the Chief Executive Officer and the Company against the Company's goals and objectives, and determines and approves the compensation of the Chief Executive Officer.

        Evaluating and Approving the Compensation of Management.    The Compensation Committee evaluates, determines and approves the proposals for overall compensation policies applicable to, and compensation for, all Company officers holding the title of Vice President or a more senior title. The Chief Executive Officer may be present during such deliberations, but may not vote.

Board Compensation

        The Compensation Committee should conduct a review annually of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board's objectivity.

Expectations of Directors

        The business and affairs of the Company shall be managed by or under the direction of the Board in accordance with New York law. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of the Company. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board's business.

        Commitment and Attendance.    All directors should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may attend by telephone to mitigate conflicts.

        Participation in Meetings.    Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a director may have about any aspect of the Company's business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

        Loyalty and Ethics.    In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any personal interests possessed by a director.

        The Company has adopted a Code of Business Conduct and Ethics. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code's provisions in these areas and should consult with the Company's General Counsel in the event of any issues.

        Other Directorships.    The Company values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a director's time and availability and may present conflicts or legal issues. Directors should advise the Chair of the Nominating and Governance Committee, the Chief Executive Officer and the General Counsel before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

        Contact with Management.    All directors are invited to contact the Chief Executive Officer at any time to discuss any aspect of the Company's business. Directors also have complete access to other members of management. The Board expects that there will be frequent opportunities for directors to meet with the Chief Executive Officer and other members of management in Board and committee meetings and in other formal or informal settings.

        Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

        Contact with Other Constituencies.    It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

        Confidentiality.    The proceedings and deliberations of the Board and its committees are confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

Evaluating Board Performance

        The Board, acting through the leadership of the Nominating and Governance Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Nominating and Governance Committee should periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

        Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board. Each committee's evaluation must compare the performance of the committee with the requirements of its written charter, if any.

Reliance on Management and Outside Advice

        In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

Charitable Contributions

        No charitable contribution shall be made by or on behalf of the Company without the prior approval of the Board if such contribution (i) is for an amount exceeding $10,000 (or if combined with other contributions in the same calendar year would result in an aggregate contribution to a single or related entity in excess of $10,000), or (ii) if in excess of $500, is made to any entity affiliated with any of the Company's directors, officers or any other member of the Company's management. Any proposal for a charitable contribution that would require the prior approval of the Board shall be accompanied by a report containing a full and accurate summary of the contribution, including the amount and uses of funds and the nature of any relationships existing between the recipient and any officers, directors or other management of the Company.

Political Contributions

        No political contributions may be made by or on behalf of the Company without prior approval of the Board and the Company's Chief Ethics Officer.

XIX. Consulting Agreements

        No consulting arrangement shall be entered into by or on behalf of the Company unless evidenced in writing. No consulting arrangement shall be entered into by or on behalf of the Company without the prior approval of the Board (i) if such arrangement contemplates consideration in excess of $25,000 (or if combined with any such arrangements entered into with the same party in the same calendar year would contemplate an aggregate consideration in excess of $25,000), unless such arrangement results from a competitive bid process, or (ii) regardless of amount, is entered into with any of the Company's directors, officers or any other member of the Company's management or any entity with which any such person is affiliated; and that any proposal for a consulting arrangement that would require the prior approval of the Board shall be accompanied by a report containing a full and accurate summary of the arrangement, including the amount of consideration contemplated and the nature of any relationships existing between the counterparty and any officers, directors or other management of the Company or any entity with which any such person is affiliated.

Annex C

UNIVERSAL AMERICAN CORP.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Organization

        This charter governs the operations of the Audit Committee of Universal American Corp. (the"Company"). The committee shall review and reassess the adequacy of the charter at least annually and recommend any changes to the Board of Directors (the "Board"). Changes to be considered include those that are necessary as a result of new laws and regulations.

        The committee shall be appointed by the Board and shall be comprised of at least three (3) directors who are in good standing, independent and financially literate. No member may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Board shall designate one member to serve as Chairman and shall have power and authority to fill any vacancy in the committee. No committee member may serve on the audit committees of more than three public companies.

        Members of the committee must meet the independence requirements under Securities and Exchange Commission rules and regulations and the listing requirements of the New York Stock Exchange. To be "independent", a member of the committee must not be an officer or employee of the Company or any of its subsidiaries or have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has the affirmative responsibility to determine that a director does not have any relationship that disqualifies him or her from being independent. In addition to any other relationship that disqualifies a director from being independent, a director will not be "independent," if:

  (a)
  The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company;

  (b)
  The director has received, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service);

  (c)
  The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  (d)
  (i) The director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; (ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (iv) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time;

  (e)
  The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues;

  (f)
  The director is an affiliated person of the Company or any subsidiary thereof.

  (g)
  The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee.

        An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home. A person is "affiliated" with a specified other person or entity if the first person directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified other person or entity.

        Each member of the committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the committee. In addition, at least one member of the committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

Purpose

        The Audit Committee's purpose will be to:

  (a)
  assist the Board in its oversight of

  (1)
  the integrity of the Company's financial statements,

  (2)
  the Company's compliance with legal and regulatory requirements,

  (3)
  the independent auditor's qualifications and independence, and

  (4)
  the performance of the Company's internal audit function and independent auditors; and

  (b)
  prepare an Audit Committee report as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Statement of Policy

        The Audit Committee will have the responsibility to assist the Board in fulfilling its responsibilities to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board.

        In so doing, it is the responsibility of the committee to maintain free and open means of communication among the committee, directors, independent auditors, the internal auditors and financial management of the Company. In discharging its role, the committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The committee has the power to retain independent outside counsel, auditors or other advisors as it determines necessary to carry out its duties. The

Company shall provide for appropriate funding, as determined by the committee, in its capacity as a committee of the Board, for payment of:

  (a)
  Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

  (b)
  Compensation to any advisers employed by the committee as set forth above; and

  (c)
  Ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

Meetings

        The committee shall meet at least four times a year and each time the Company proposes to issue a press release with its quarterly or annual earnings information (these meetings may be combined with regularly scheduled meetings), or more frequently as circumstances may require. The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. The agenda for each meeting shall be prepared by the Chairman of the Audit Committee and, whenever reasonably practical, circulated to each member prior to the date of the meeting. The committee shall keep minutes of its proceedings. The committee shall conduct executive sessions with the outside auditors, chief executive officer ("CEO"), chief financial officer ("CFO"), chief internal audit executive ("CAE"), general counsel, outside counsel, director of financial reporting, controller, and anyone else as desired by the committee. Following each meeting of the committee and whenever so requested by the Board, the committee shall report to the Board on the committee's activities, findings and recommendations.

Responsibilities

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the committee shall establish and maintain flexible policies and procedures in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to ensure that the Company's corporate accounting and financial reporting are in accordance with all requirements and are of the highest quality.

        The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate or as the Board may request.

General

  •
  The committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's systems to monitor the integrity of the Company's financial reporting process, internal controls regarding finance and accounting compliance.

  •
  The committee shall review the Company's policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures and review generally the Company's processes of risk assessment and risk management.

  •
  The committee shall inquire of the CEO and CFO regarding the quality of the Company's earnings of from a subjective as well as an objective standpoint.

  •
  The committee will provide a means of communication among the independent auditors, management and the Board.

  •
  The committee will review and reassess the adequacy of the Audit Committee Charter at least annually, submit the charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

  •
  The committee shall review with management and the independent auditor the effect of any regulatory and accounting initiatives, as well as off-balance-sheet structures, if any.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements, and reviewing the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  •
  The committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review with the prior consent of the other members.

  •
  The committee shall review and approve all related party transactions involving directors or executive officers and review potential conflict of interest situations where appropriate.

  •
  The committee shall periodically meet separately with management, with the internal auditors and the independent auditors, in the case of the independent auditors with and without management present, to discuss the results of their examinations and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

  •
  The committee shall set clear hiring policies for employees or former employees of the independent auditors.

Independent Auditors

  •
  The committee shall have a clear understanding with management, the Board and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

  •
  The committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

  •
  The committee will monitor the independence and performance of the Company's independent auditors.

  •
  Annually, the committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

  •
  The committee shall ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services serves in that capacity for no more than five fiscal years of the Company. In addition, the committee shall ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Company's audit.

  •
  Annually, the committee shall review and recommend to the Board the appointment of the Company's independent auditors, including the establishment of the audit fees and pre-approval of any non-audit services provided by the independent auditors, including tax services, before the services are rendered.

  •
  The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

  •
  The committee shall review with the independent auditors all critical accounting policies and practices used by the Company and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of each alternative, and the treatment preferred by the Company.

  •
  The committee shall review all material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  •
  The committee shall review with management and the independent auditors the Company's annual financial statements and related footnotes, the independent auditors' audit of the financial statements and their report thereon, the independent auditors' judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, any significant changes required in the independent auditors' audit plan, any audit problems or difficulties or disputes with management encountered during the audit and management's response thereto, and matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication With Audit Committees (AICPA, Professional Standards, vol. 1, AU sec. 380), as amended, related to the conduct of the audit.

  •
  At least annually, the committee shall obtain and review a report by the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.

Internal Audit Department

  •
  The committee shall review the organizational structure and qualifications of the internal audit department ("IAD"), including reviewing the annual scope and plan of the IAD, the appointment and annual reviews of the senior IAD officer and summaries of findings prepared by the IAD together with management's responses.

  •
  The committee shall review with the independent auditor, the controller of the Company, and the CAE, the audit scope and plan of the internal auditors and the independent auditors, and address the coordination of audit efforts to assure the completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

  •
  The committee shall review with management and the CAE, the significant findings on internal audits during the year and management's responses thereto, any difficulties the IAD encountered in the course of its audits, including any restrictions on the scope of its work or access to required information, any changes required in the scope of its internal audit, the IAD budget and staffing, the IAD charter, the IAD's compliance with the Institute of Internal Auditors' (IIA's) Standards for the Professional Practice of Internal Auditing (Standards).

Legal Compliance

  •
  On at least an annual basis, the committee will review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with laws and regulations and inquiries received from regulators or governmental agencies.

  •
  The committee shall periodically review the Company's code of conduct to ensure that it is adequate and up-to-date.

  •
  The committee shall review with the CAE and the Company's general counsel the results of their review of the monitoring of compliance with the Company's code of conduct.

Other Audit Committee Responsibilities

  •
  The committee shall consider, with management, the rationale for employing audit firms other than the principal independent auditors.

  •
  The committee shall evaluate the independent auditors and the internal auditors.

  •
  The committee shall conduct an annual performance evaluation of the committee.

  •
  The committee shall establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters that may be submitted by any party internal or external to the Company, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  The committee shall review any complaints that have been received, the current status, and the resolution if one has been reached.

  •
  The committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report shall be included in the Company's annual proxy statement.

  •
  The committee shall perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the committee or the Board deems necessary or appropriate.

  •
  The committee shall review with management the policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent auditors.

  •
  The committee shall maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

  •
  The committee will review its effectiveness.

Annex D

UNIVERSAL AMERICAN CORP.

COMPENSATION COMMITTEE CHARTER

I.    Purpose

        The Compensation Committee shall have direct responsibility for the compensation of the Company's officers. For this purpose, compensation shall include:

  •
  annual base salary;

  •
  annual incentive opportunity;

  •
  stock option or other equity participation plans;

  •
  profit-sharing plans;

  •
  long-term incentive opportunity;

  •
  the terms of employment agreements, severance arrangements, and change in control agreements, in each case as, when and if appropriate;

  •
  any special or supplemental benefits; and

  •
  any other payments that are deemed compensation under applicable SEC rules.

II.    Organization

        The Compensation Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of the New York Stock Exchange and any other regulatory requirements. At least one member of the Compensation Committee shall have experience in matters relating to executive compensation either as a professional or as a business executive.

        The members of the Compensation Committee shall be appointed by the Board. Members of the Compensation Committee may be removed at any time by action of the Board. The Compensation Committee's chairperson shall be designated by the Board. The Compensation Committee may form and delegate authority to subcommittees when appropriate.

III.    Meetings

        The Compensation Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require.

IV.    Authority and Responsibilities

        To fulfill its responsibilities, the Compensation Committee shall:

  1.
  Review and approve for recommendation to the Board on an annual basis corporate goals and objectives relevant to the Chief Executive Officer ("CEO") and other Tier I and II officers, evaluate their performance in light of those goals and objectives and, either as a committee or together with the other independent directors as directed by the Board, determine and approve the CEO and Tier I and II compensation levels based on this evaluation. In determining the long-term incentive component of the CEO and Tier I and II officers' compensation, the Compensation Committee will also consider, among such other factors as it may deem relevant, the Company's performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies and the awards given to the

D-1

    CEO and Tier I and II officers in past years. The CEO shall not be present during voting or deliberations relating to the CEO's compensation.

  2.
  Make recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans.

  3.
  Approve compensation awards (with or without ratification or approval of the Board) for the CEO and Tier I and II officers as may be required to comply with applicable tax and state corporate laws.

  4.
  Produce the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement, or, if the Company does not file a proxy statement, in the Company's Annual Report filed on Form I0-K with the Securities and Exchange Commission.

  5.
  Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Compensation Committee.

  6.
  Evaluate the Committee's performance annually.

  7.
  Report regularly to the Board.

  8.
  Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Compensation Committee or the Board deems necessary or appropriate.

        Nothing in this Charter shall preclude the Board from discussing CEO or non-CEO compensation generally or any other subject.

V.    Resources

        The Compensation Committee shall have the sole authority to retain or terminate, and to determine the terms of engagement and the extent of funding necessary for payment of compensation to, any consultants retained to assist the Compensation Committee in the evaluation of director, CEO or senior executive compensation or otherwise to advise the Compensation Committee.

D-2

Annex E

UNIVERSAL AMERICAN CORP.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.    Purpose

        The purpose of the Nominating and Governance Committee (the "Committee") is to make recommendations to the Board in order to assist the Board with its responsibilities including:

  (i)
  the identification of individuals qualified to become Board members, consistent with criteria approved by the Board,

  (ii)
  the selection of the director nominees for the next annual meeting of shareholders,

  (iii)
  the selection of director candidates to fill any vacancies on the Board,

  (v)
  to lead the Board in its annual review of the Board's performance;

  (iv)
  to develop and recommend to the Board a set of corporate governance guidelines and principles applicable to the Company (the "Corporate Governance Guidelines"),

  (v)
  to lead the Board in its annual review of the Board's performance and to oversee the annual review of performance of the Chief Executive Officer and other member of the Company's management, and

  (vi)
  to recommend to the Board director nominees for each committee.

        In so doing, the Committee will endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, and management of the Company.

II.    Membership

        The Committee will be composed of not less than three (3) directors, each of whom, in the business judgment of the Board, has experience that would be valuable to providing broad direction to the Board on matters related to corporate governance, and will be appointed by action of the Board and shall serve at the discretion of the Board. Each member of the Committee will also satisfy the "independence" requirements of the New York Stock Exchange and the company's Corporate Code of Ethics. The General Counsel of the Company or such other officer as is designated by the Board to do so will provide any member of the Committee with a copy of the current "independence" requirements of the New York Stock Exchange upon request.

III.    Meetings and Procedures

        The Chairman of the Committee (or in his or her absence, a member designated by the Chairman or the Committee) shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee. The Committee shall meet at least twice annually and more frequently as the Committee deems desirable or as the Chief Executive Officer of the Company may request. All non-management directors that are not members of the Committee may attend and observe meetings of the Committee but may not vote and shall not participate in any discussion or deliberation unless invited to do so by the Committee. The Committee may, at its discretion, include in its meetings members of the Company's management or any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any person it deems appropriate, other than any non-management director who satisfies applicable independence criteria.

        The Committee shall conduct an annual performance evaluation of the Committee. The Committee may form and delegate authority to subcommittees when appropriate; provided that any such subcommittee must be comprised solely of members of the Committee and must publish its charter.

IV.    Goals and Responsibilities

        The goals and responsibilities of the Committee are to:

  (i)
  initiate the recruiting of directors, including evaluation of executives recruited or promoted to positions eligible for Board membership;

  (ii)
  recommend to the Board (annually and as soon as is reasonably practicable after a vacancy arises or a director advises the Board of his or her intention to resign) directors for election by the stockholders at the next annual meeting and otherwise by appointment by the Board to fill vacancies, in compliance with the selection criteria outlined below;

  (iii)
  annually review the performance of individual directors and evaluate and recommend to the Board the nomination for re-election of current directors;

  (iv)
  evaluate and recommend to the Board the termination of individual directors (in accordance with the Company's certificate of incorporation, bylaws, Corporate Governance Guidelines, this Charter and the Charters of the Company's other committees), for cause or other reason;

  (v)
  recommend to the Board director retirement policies;

  (vi)
  recommend to the Board the membership composition of the Board committees, including the size of the Board and Board committees;

  (vii)
  make recommendations to the Board regarding the authority of Board committees (including the Committee) to form and delegate authority to subcommittees;

  (viii)
  recommend to the Board the nomination, for election by the Board, of the Chairman of the Board, the Chief Executive Officer and members of Board-appointed committees;

  (ix)
  oversee, by providing written criteria therefor, the Board's annual review of the performance of the Board (including its composition and organization) and an annual review of management, and make appropriate recommendations for improving performance;

  (x)
  review periodically with the Chairman of the Board and the Chief Executive Officer the succession plans relating to positions held by elected corporate officers, and make recommendations to the Board with respect to the selection of individuals to occupy those positions;

  (xi)
  review and reassess the adequacy of the Corporate Governance Guidelines and other corporate governance policies and recommend to the Board any proposed changes thereto to the Board for approval;

  (xii)
  annually review the performance of the Committee;

  (xiii)
  periodically report to the Board on its findings and actions, similar to other Board committees;

  (xiv)
  review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee will also oversee the review of other committee charters.

        Notwithstanding the foregoing, if at any time the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (for example, preferred stock rights to elect directors upon a dividend default, shareholder agreements, and management agreements), the selection and nomination of such directors need not be subject to the Committee process.

V.    Board Member Selection Criteria

        The Committee may consider the following criteria in recommending candidates for election to the Board:

  (i)
  experience in corporate governance, such as experience as an officer or former officer of a publicly held company;

  (ii)
  experience in the Company's industry;

  (iii)
  experience as a board member of another publicly held company; and

  (iv)
  academic expertise in an area of the company's operations.

VI.    Committee Selection Criteria

        Each individual nominated to a Board committee will satisfy the following qualifications:

  (i)
  members of the chartered committees must meet the independence requirements of the New York Stock Exchange and those set forth in the Corporate Governance Guidelines;

  (ii)
  members of the Audit Committee, Nominating Committee and Compensation Committee satisfy the selection criteria specified in the relevant committee charter;

VII.    Committee Resources

        The Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors, and to retain consultants at the expense of the Company. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

VIII.    Disclosure of Charter

        This Charter shall be made available on the Company's website at www.uafc.com and to any stockholder who otherwise requests a copy, and the company's Annual Report to Stockholders shall state the foregoing.

ATTN: LEGAL DEPARTMENT
6 INTERNATIONAL DRIVE # 190
RYE BROOK, NY 10573

You can vote by telephone OR Internet. Available 24 hours a day 7 days a week.

Instead of mailing your proxy, you may choose one of the two other voting methods outlined below to vote your proxy.

VOTE BY PHONE - 1-800-690-6903

• Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 2, 2007. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com

•  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 2, 2007. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

• Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Universal American Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Universal American Corp., in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

UNVFC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNIVERSAL AMERICAN FINANCIAL CORP.

Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

01) Barry W. Averill	For	Withhold	For All	To withhold authority to vote for any individual nominee, mark “For All Except”
02) Richard A. Barasch	All	For All	Except	and write the nominee’s name on the line below.
03) Sally W. Crawford	☐	☐	☐
04) Matthew W. Etheridge
05) Mark K. Gormley
06) Charles E. Hallberg
07) Mark M. Harmeling
08) Linda H. Lamel
09) Eric W. Leathers
10) Patrick J. McLaughlin

11) Robert A. Spass
12) Sean M. Traynor
13) Robert F. Wright

Ratification of Appointment of Independent Auditors

The Board of Directors recommends a vote FOR this proposal.

Ratification of the appointment of Ernst & Young LLP as	For	Against	Abstain
the independent auditors of Universal American Financial
Corp. for the fiscal year ending December 31, 2008.	☐	☐	☐

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

		Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

Signature [PLEASE SIGN WITHIN	Date			Signature (Joint Owners)	Date
BOX]

Proxy – Universal American Corp.

Proxy Solicited by Board of Directors for Annual Meeting – June 3, 2008

RICHARD A. BARASCH and ROBERT A. WAEGELEIN, or either of them, each with the full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Universal American Corp. to be held at 9:30 a.m. on June 3, 2008 at The Penn Club, 30 West 44th Street, New York, New York 10036 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the Proxies. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 (Election of Directors) and FOR Proposal 2 (Ratification of Appointment of Independent Auditors).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed and voted on reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD TUESDAY, JUNE 3, 2008
WHERE YOU CAN FIND ADDITIONAL INFORMATION
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
SUMMARY
Recommendation of our Board of Directors
Certain Relationships and Related Transactions (Page 47)
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
THE ANNUAL MEETING PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR NAMED ABOVE CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
Director Summary Compensation
EXECUTIVE COMPENSATION
Comparison of Cumulative Total Return Among Universal American Corp.'s Common Stock, New York Stock Exchange Composite Index and Morgan Stanley Health Care Payer Index
Comparison of Cumulative Total Return
2007 Summary Compensation Table
Grants of Plan-Based Awards Table
Option Exercises and Stock Vesting Table
Richard A. Barasch, Chairman and Chief Executive Officer
Gary W. Bryant, Executive Vice President and Chief Operating Officer
Robert A. Waegelein, Executive Vice President and Chief Financial Officer
Theodore M. Carpenter, Jr., Chief Executive Officer of Heritage Health Systems, Inc.
Jason J. Israel, Chief Operating Officer of CHCS Services, Inc.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FUTURE SHAREHOLDER PROPOSALS
OTHER MATTERS
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
  Annex A
UNIVERSAL AMERICAN CORP. CODE OF BUSINESS CONDUCT AND ETHICS
  Annex B
UNIVERSAL AMERICAN CORP. CORPORATE GOVERNANCE GUIDELINES
  Annex C
UNIVERSAL AMERICAN CORP. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
  Annex D
UNIVERSAL AMERICAN CORP. COMPENSATION COMMITTEE CHARTER
  Annex E
UNIVERSAL AMERICAN CORP. NOMINATING AND GOVERNANCE COMMITTEE CHARTER